                                EXHIBIT 10.19

           Asset Sale Agreement (Pools 2 Through 6) by and between
                       City National Bank as Seller and
                   WHC-THREE Investors, L.P., as Purchaser,
                            dated November 1, 1993

                                                               EXHIBIT 10.19

                                                               POOLS 2 THROUGH 6





                              ASSET SALE AGREEMENT

                                 BY AND BETWEEN



                               CITY NATIONAL BANK

                                   AS SELLER


                                      AND


                           WHC-THREE INVESTORS, L.P.

                                  AS PURCHASER





   DATED AS OF:  NOVEMBER 1, 1993

                                                         TABLE OF CONTENTS

                                                                                                                           PAGE NO.
ARTICLE I DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II PURCHASE AND SALE OF THE ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

                 Section 2.1      PURCHASE AND SALE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 Section 2.2      INITIAL PURCHASE PRICE OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 Section 2.3      MODIFICATIONS TO MORTGAGE LOAN AND REAL PROPERTY SCHEDULE . . . . . . . . . . . . . . . .   19
                 Section 2.4      FINANCING OF MORTGAGE LOANS AND REAL PROPERTY; SALE OF REAL PROPERTY  . . . . . . . . . .   20

ARTICLE III DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                 Section 3.1      DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                 Section 3.2      DISTRIBUTION OF DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE IV CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                 Section 4.1      CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                 Section 4.2      TRANSFER AND RECORDATION TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                 Section 4.3      ESCROW ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                 Section 4.4      LIMITATIONS ON LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21


ARTICLE V DUE DILIGENCE PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

                 Section 5.1      DUE DILIGENCE PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                 Section 5.2      DUE DILIGENCE REVIEW OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                 Section 5.3      SELLER'S COOPERATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                 Section 5.4      ACCEPTANCE OF ASSETS AND REMEDIES FOR DEFECTS . . . . . . . . . . . . . . . . . . . . . .   22
                 Section 5.5      PROCEDURE IN RESPECT OF A STRUCTURAL DEFECT OR NATURAL CONDITION  . . . . . . . . . . . .   25

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PURCHASER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

                 Section 6.1      PURCHASER'S REPRESENTATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

                 Section 7.1      SURVIVING REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . . . .   33
                 Section 7.2      DUE DILIGENCE REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . .   35
                 Section 7.3      TERMINATION OF REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . .   39
                 Section 7.4      SCOPE OF INVESTIGATION AND OTHER DUE DILIGENCE  . . . . . . . . . . . . . . . . . . . . .   40
                 Section 7.5      ASSERTION OF CLAIMS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

ARTICLE VIII CERTAIN COVENANTS OF SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

                 Section 8.1      SELLER COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

ARTICLE IX CONDITIONS PRECEDENT TO CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

                 Section 9.1      MUTUAL OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                 Section 9.2      SELLER'S DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                 Section 9.3      PURCHASER'S CLOSING ITEMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46

ARTICLE X REPURCHASE BY SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

                 Section 10.1     MANDATORY REPURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 Section 10.2     REPURCHASE PRICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48

ARTICLE XI DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49

                 Section 11.1     PURCHASER'S DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
                 Section 11.2     SELLER'S DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49

ARTICLE XII SUBSEQUENT DOCUMENTATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

ARTICLE XIII NOTICE OF MORTGAGOR CLAIMS OR LITIGATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

ARTICLE XIV FILES AND RECORDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

ARTICLE XV SALE OF REAL PROPERTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51

ARTICLE XVI NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51

ARTICLE XVII MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

                 Section 17.1     SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                 Section 17.2     RIGHTS CUMULATIVE; WAIVERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                 Section 17.3     HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                 Section 17.4     CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                 Section 17.5     ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                 Section 17.6     PRIOR UNDERSTANDINGS; INTEGRATED AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . .   53
                 Section 17.7     COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                 Section 17.8     SURVIVAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                 Section 17.9     GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                 Section 17.10    NO THIRD PARTY BENEFICIARIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                 Section 17.11    ARBITRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                 Section 17.12    SELLER FINANCING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

                               TABLE OF EXHIBITS



                 <
         A.      [ ]      Mortgage Loan and Real Property Schedule

         B.      [ ]      Asset Acceptance Certificate

         C.      [ ]      Form of Assignment of Mortgage Loan

         C-1.    [ ]      Assignment of Additional Collateral

         D.      [ ]      Certificate of Defective Assets

         E.      [ ]      Supplemental Certificate of Defective Assets

         F.      [ ]      Deletion Certificate

         G.      [ ]      Valuation Methodology

         H.      [ ]      Valuation Certificate

         I.      [ ]      Notice to Mortgagors

         J.      [ ]      Real Property Sales Contract

         K.      [ ]      Loan and Security Agreement

         L.      [ ]      Interim Mortgage

         M.      [ ]      Interim Mortgage Note

         N.      [ ]      Grant Deed

                              ASSET SALE AGREEMENT


         This Asset Sale Agreement ("Agreement") is entered into as of the first day of November, 1993, by and between CITY NATIONAL BANK, a national banking association ("Seller") and WHC- THREE INVESTORS, L.P., a Delaware limited partnership ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller owns certain Assets as defined in this Agreement; and

         WHEREAS, Purchaser is a sophisticated and experienced purchaser of mortgage loans and real property with access to expert technical and legal advice with respect thereto; and

         WHEREAS, Seller desires to sell the Assets listed on the Mortgage Loan and Real Property Schedule, attached hereto at Exhibit A, all in accordance with the terms and conditions set forth herein; and

         WHEREAS, Purchaser desires to purchase the Assets;

         NOW THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings indicated below:

         "Acceptance Certificate" has the meaning given that term in Section 5.4(a) hereof.

         "Additional Collateral Assignment" means the document to be delivered to Purchaser on the Closing Date, in accordance with Section 9.2(f) hereof and in the form attached hereto as Exhibit C-1.

         "Additional Deposit" means an amount equal to two percent (2.0%) of the aggregate Initial Purchase Price, which sum is to be delivered by Purchaser to Seller in immediately available funds concurrently with the execution hereof.

         "Adjusted Purchase Price" means, with respect to an Asset, either (i) the Initial Purchase Price, if no adjustment is required hereunder, or (ii) the Initial Purchase Price as adjusted by any adjustment required pursuant to
Section 5.4 or Section 5.5 hereof, provided, however, in no event shall the Adjusted Purchase Price exceed the Initial Purchase Price.

         "Adjustment Date" shall mean the date ten (10) calendar days after the later of (x) the day on which the last Due Diligence Period with respect to any Asset terminates, or (y) if Purchaser has delivered to Seller a Certificate of Defective Asset during the Due Diligence Period, the last day for Seller to repurchase such Defective Asset under Section 10.1(a) hereof. With respect to the representations and warranties made by Seller in Section 7.1(d) hereof, the Adjustment Date shall in no event be later than the Surviving Representation Expiration Date, except to the extent that a Certificate of Defective Asset has been given in respect of a particular Asset, in which case the Adjustment Date shall be ten (10) days after the last day of the Cure Period available in connection with the respective Defect. In any of the above events, if such day is not a Business Day, the Adjustment Date shall be the next Business Day thereafter.

         "Affiliate" means, with respect to any Person (herein the "Person Specified"), any other Person that (i) directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Person Specified, (ii) is a director or officer of the Person Specified or any Person covered by clause (i) above, (iii) is a partner, beneficiary of a trust or owner of any stock or other evidence of beneficial ownership of the Person Specified or any Person covered by clause (i) above, or
(iv) is related by blood (including grandparents of the Person Specified and of his or her spouse and all lineal descendants of such grandparents), marriage or close business association to the Person Specified or any Person covered by clause (i) above, or to the spouse of any of the foregoing Persons. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise.

         "Affiliate Purchaser" means Purchaser or a wholly-owned Affiliate of the Purchaser, which, simultaneously with the execution of this Agreement, will execute a Sales Contract with Seller covering all of the Real Property and, prior to the Closing of the sale of any Real Property under the Sales Contract, shall assign the right to purchase one or more parcels of the Real Property designated "industrial" on the Mortgage Loan and Real Property Schedule to one or more Qualified Affiliates on the one hand, and any one or more of the remaining parcels of Real Property not designated "industrial" on the Mortgage Loan and Real Property Schedule to one or more other Qualified Affiliates on the other, for closing in accordance with the terms of the Sales Contract.

         "Agreement" means this Asset Sale Agreement, including all addenda, exhibits and schedules hereto, as the same may be amended, supplemented, restated or modified.

         "Applicable Rate" means a per annum rate of interest equal to the ask yield published as of the Business Day immediately prior to the Closing Date in the Wall Street Journal under Treasury Bonds, Notes & Bills corresponding to the 6-7/8 Treasury Notes due in February 1994, based upon a 360-day year for the actual number of days elapsed.

         "Asset Data Sheet" means the document labeled "Asset Data Sheet" and bearing the same pool number and Mortgage Loan number or Real Property number as those of the corresponding Mortgage Loan or Real Property listed in the Mortgage Loan and Real Property Schedule, which Asset Data Sheet appears as part of the Due Diligence Materials, as such Asset Data Sheet has been amended, supplemented, corrected or otherwise modified on or before the Due Diligence Cut-Off Date to the extent same has been provided to Purchaser or described in writing to Purchaser and made available on or prior to the Due Diligence Cut-Off Date.

         "Asset Documents" means, with respect to each Mortgage Loan or Real Property, as the case may be, all documents, agreements or instruments relating to such Mortgage Loan or Real Property, including, but not limited to, the Mortgage Note or Mortgage Notes secured by a Mortgage or Mortgages and each and every collateral document or account or security instrument or agreement securing or relating to such documents and the transactions evidenced thereby, including, but not limited to, any Security Agreement, assignment of rents, pledge agreement, guarantee, indemnification agreement, assignment of stock or partnership units, title insurance policy, other insurance and other document, agreement or instrument under which legal rights or obligations are created or exist, if any, provided to Seller or its predecessor in interest to evidence or secure such Mortgage Loan and held by Seller, whether or not identified by Seller in the Due Diligence Materials, together with any assignment, reinstatement, extension, endorsement or modification of any thereof and, with respect to Real Property, evidence of Seller's ownership of same, whether by foreclosure, deed in lieu of foreclosure, or otherwise.

         "Asset File" with respect to any Asset means the set of files in the possession of Seller relating to such Asset from which the Investor File is derived and which Seller will deliver to Purchaser at the Closing, excluding those documents reasonably determined by Seller to be of a privileged or confidential nature, or that Seller reasonably and in good faith believes not to be relevant to the analysis by Purchaser of the Assets, such as memoranda, notes, analyses, summaries and correspondence by, between or among officers, directors, employees or agents of Seller.

         "Asset Proceeds" with respect to an Asset shall mean the sum of Cash Flow plus Liquidation Proceeds.

         "Assets" means the Mortgage Loans and Real Property offered for sale under this Agreement.

         "Asset Valuation Package" means the materials forming a part of the Due Diligence Materials, which disclose the facts and assumptions used in arriving at the Valuation of an Asset, and which materials were also included in the package of materials distributed to Purchaser on or prior to the Due Diligence Cut-Off Date, as the same has been amended, supplemented, corrected or otherwise modified on or before the Due Diligence Cut-Off Date based upon information provided to Purchaser or described in writing to Purchaser and made available on request on or before the Due Diligence Cut-Off Date, and includes with respect to each Asset an executive summary, property description, Asset Data Sheet, property inspection report, valuation summary, underwriting analysis, and any Disclosed Remedial Cost Estimate, all as more particularly described in the Offering Memorandum.

         "Business Day" means any day other than a Saturday, Sunday or day on which banks in Los Angeles, California are authorized or obligated by law or local proclamation to be closed.

         "Capital Expenditure" means an expenditure the full amount of which would qualify as a "capital" item under the Internal Revenue Code of 1986, as amended, as in effect on the date of the expenditure (i.e., any expense the total cost of which may not be included as a deduction from gross income in the year it is spent in accordance with the Internal Revenue Code of 1986, as amended, in effect on the date of the expenditure or is treated as a capitalized item under Generally Accepted Accounting Principles (as defined in the Loan and Security Agreement), including, but not limited to, engineering, legal, architectural and development expenses).

         "Cash Flow" with respect to any particular Asset (and any particular Due Date with respect to any Interim Mortgage Note) means the sum of all income, revenues, fees, proceeds, reimbursements and payments from whatever source received by or on behalf of Purchaser as holder of such Mortgage Loan or the collateral therefor or as owner of any Real Property during the month immediately preceding the calendar month in which a Due Date occurs (or with respect to the calculation of the Repurchase Price, during any time after the Cut-Off Date), including, without limitation, any principal payments, interest, penalties, late charges and participations as well as any rents, leases, revenues, fees, proceeds, reimbursements and payments received after ownership of such collateral is acquired by or for the benefit of Purchaser, Seller or both, whether through foreclosure, deed in lieu of foreclosure, or otherwise, but not including the following:

         (a)     any amounts constituting Liquidation Proceeds; and

         (b) interest actually paid on sums on deposit from time to time in the Cash Collateral Account under the Loan and Security Agreement and any other accounts or instruments in which Asset Proceeds are held.

         Notwithstanding the foregoing, for the initial Due Date under any Interim Mortgage Note, amounts constituting "Cash Flow" thereunder will relate to amounts collected during the period from and after the Cut-Off Date and received by or for the account of Purchaser or a Qualified Affiliate.

         "Cash Portion of the Repurchase Price" with respect to a Deleted Asset means an amount equal to the aggregate of:

         (a)     (i)      the sum of the Downpayment Percentage multiplied by
the Adjusted Purchase Price of the Deleted Asset (subject to any reduction pursuant to Article X hereof), plus interest thereon at the Applicable Rate from the Cut-Off Date to the Repurchase Date, plus Prepayments (to the extent not included below), plus

                 (ii) the sum of interest (A) at the Stated Interest Rate on the Financed Portion of the Repurchase Price, from the Cut-Off Date to the Repurchase Date, (B) at the Stated Interest Rate on Prepayments from the Cut-Off Date to the first day of the month following the month of such Prepayments and (C) at the Applicable Rate on Prepayments from the first day of the month following the month of such Prepayments to the Repurchase Date, minus

                 (iii) the sum of (A) Net Cash Flow allocable to such Deleted Asset plus Net Liquidation Proceeds relating to such Deleted Asset with respect to all periods from and after the Cut-Off Date (plus interest thereon at the Applicable Rate from the first day of the month following receipt of such Net Cash Flow or Net Liquidation Proceeds, as applicable, to the Repurchase Date) received by or accrued for the account of Purchaser or any Qualified Affiliate with respect to such Deleted Asset during such period, plus
(B) the amount of any payments due and unpaid under the Promissory Note and the Loan and Security Agreement on the Repurchase Date, plus (C) to the extent not included above, all sums paid or credited to Purchaser with respect to the Deleted Asset pursuant to Section 8.1(d) hereof on the Closing Date or as part of the adjustments on the Closing Date with interest thereon at the Applicable Rate from the Cut-Off Date to the Repurchase Date; plus

         (b) the sum of the following amounts actually expended by Purchaser or any Qualified Affiliate with respect to such Deleted Asset and not recovered from Net Cash Flow or Net Liquidation Proceeds of the underlying Mortgaged Property or Real Property, as the case may be, or otherwise;

                 (i) one hundred percent (100%) of Permitted Real Estate Tax Expenses; plus

                 (ii) one hundred percent (100%) of Permitted Insurance Expenses,; plus

                 (iii) one hundred percent (100%) of Permitted Leasing Commissions; plus

                 (iv) one hundred percent (100%) of unamortized Permitted Tenant Improvement Expenses (as used herein, "unamortized" means the number that results from dividing (i) that portion of the aggregate rent due under such lease for the lease term remaining, by (ii) the aggregate rent due under any lease from the inception of such lease through the expiration thereof); plus

                 (v) to the extent not previously reimbursed, recovered or otherwise included within the definition of Repurchase Price, Permitted Legal Expenses, but only to the extent satisfactory evidence of payment is received by Seller; plus

                 (vi) with respect to Surviving Representations and Warranties only, one hundred percent (100%) of Capital Expenditures that have been approved by Seller under the Loan and Security Agreement or, if not so approved or if Seller-financing was not utilized in the Asset sale contemplated hereby, that portion of Capital Expenditures that, in Seller's reasonable discretion, meet the criteria set forth in the Loan and Security Agreement.

         "Certificate of Defective Asset" means a fully and properly completed and executed Certificate of Purchaser in the form attached hereto as Exhibit D delivered to Seller in accordance with Section 5.4 or 5.5 hereof.

         "Claim" means any claim, demand or action of any kind brought in a legal proceeding.

         "Closing" means the purchase and sale of the Assets following the payment of the Initial Purchase Price and the fulfillment or waiver of certain conditions precedent to Closing specified in Article IX hereof.

         "Closing Date" means the date of Closing, which shall be November 18, 1993, or any date mutually agreed upon in writing by Purchaser and Seller, but in no event later than November 30, 1993.

         "Control Number" means the number (however designated) that identifies each Mortgage Loan and parcel of Real Property on the Mortgage Loan and Real Property Schedule.

         "Cure Period" means, with respect to a Defect in a Defective Asset, the period ending on the date one hundred and fifty (150) days after Seller's receipt from Purchaser of a Certificate of Defective Asset under Section 5.4 or
5.5 with respect to such Defect or such later date as may be agreed to in writing by Purchaser and Seller.

         "Current Fully Extended Maturity Date" means, with respect to a Mortgage Loan, the maturity date, as such may have been extended or as such extension may be available under the terms thereof as of the Closing Date as set forth on the Mortgage Loan and Real Property Schedule. For purposes of the surviving representations and warranties set forth in Section 7.1 hereof, if the Current Fully Extended Maturity Date occurs prior to the Closing Date, the Closing Date shall be deemed the Current Fully Extended Maturity Date.

         "Cut-Off Date" means close of business on the day immediately preceding the Closing Date, which shall be the date through which interest on each Mortgage Loan and rents on each Real Property shall accrue for the benefit of Seller.

         "Default Notice" has the meaning given to that term in Section 11.1 hereof.

         "Defect" means, with respect to Section 5.4 hereof, a breach of a representation and warranty under Section 7.1 or 7.2 hereof or, with respect to
Section 5.5 hereof, a Structural Defect or Natural Condition that has a material adverse effect on the value of the related Asset.

         "Defective Asset" means an Asset as to which a Defect exists and as to which Purchaser has timely delivered a Certificate of Defective Asset pursuant to Section 5.4 or 5.5 hereof.

         "Deleted Asset" means any Asset that is repurchased by Seller pursuant to Article X hereof.

         "Deposit" means the aggregate of any moneys remaining from Purchaser's Due Diligence Deposit, plus the Initial Deposit and the Additional Deposit, all with interest thereon until the Cut-Off Date.

         "Disclosed Remedial Cost Estimate" has the meaning ascribed thereto in
Section 5.5 hereof.

         "Downpayment" shall mean (i) with respect to all of the Mortgage Loans and Real Property purchased by Purchaser hereunder, the aggregate amount of Eighteen Million Two Hundred Fifty-Two Thousand Three Hundred Nine Dollars ($18,252,309), i.e., the "Equity Investment" of Purchaser on Purchaser's Statement of Offered Purchase Price delivered pursuant to the Offering Memorandum that was accepted by Seller, and (ii) with respect to any individual Mortgage Loan or Real Property, the Downpayment Percentage multiplied by the Initial Purchase Price of such Mortgage Loan or Real Property.

         "Downpayment Percentage" shall mean twenty-five percent (25.0%), i.e., the Downpayment Percentage for all Assets as specified in the Statement of Offered Purchase Price.

         "Due Date" means the fifth day of each month or, if such fifth day is not a Business Day, the following Business Day, beginning on January 5, 1994 the fifth day of the month immediately following the first full month after the Closing Date.

         "Due Diligence Contractor" means KPMG Peat Marwick.

         "Due Diligence Cut-Off Date" means October 12 1993.

         "Due Diligence Deposit" means the amount paid by Purchaser to Seller pursuant to the Offering Memorandum for the opportunity to review the Investor Due Diligence Packages, and from which Seller will deduct for its own account all charges incurred by Purchaser in connection with its review of the Investor Due Diligence Packages.

         "Due Diligence Materials" with respect to any Asset means the contents, as of the Due Diligence Cut-Off Date, of the Investor Due Diligence Package and of the Investor File for such Asset, which either have been provided to Purchaser or its agents or made available to the Purchaser or its agents at the office of Seller in Los Angeles, California or such other location in Los Angeles, California identified by Seller to Purchaser, as the same may have been amended, modified, supplemented, added to or updated at any time on or before the Due Diligence Cut-Off Date.

         "Due Diligence Period" means the aggregate of the Pre-Offer Due Diligence Period and the Post-Offer Due Diligence Period.

         "Due Diligence Representation and Warranty" means any representation and warranty under Section 7.2 hereof.

         "Earnest Money Deposit" means the aggregate of the Initial Deposit and the Additional Deposit, along with any monies remaining from Purchaser's Due Diligence Deposit, as more fully described in Section 3.1 hereof.

         "Financed Percentage" shall mean seventy-five percent (75.0%), i.e., one hundred percent (100%) minus the Downpayment Percentage.

         "Financed Portion" shall mean the Initial Purchase Price minus the Downpayment; provided, however, that if the Initial Purchase Price is adjusted pursuant to Sections 5.4 and 5.5 hereof, the "Financed Portion" shall mean the Adjusted Purchase Price minus the Downpayment with respect to such Mortgage Loan, as such may be correspondingly adjusted.

         "Financed Portion of the Repurchase Price" with respect to a Deleted Asset means an amount equal to seventy-five percent (75.0%) of the Adjusted Purchase Price of the Deleted Asset (subject to any reduction pursuant to Article X hereof), less Prepayments, if any.

         "Hazardous Substances" means: (i) those substances included within the definitions of any one or more of the terms "hazardous substances", "hazardous materials", and "toxic substances", in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.
Section 9601 et seq., 9657), the Resource, Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.), and the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), and in the regulations promulgated pursuant to said laws; (ii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302, and amendments thereto);
(iii) such other substances, materials and wastes as are or become regulated under applicable local, state or federal laws, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and (iv) any materials, wastes or substances that are (a) petroleum; (b) friable asbestos; (c) polychlorinated biphenyl; (d) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act (33 U.S.C. Section
1321) or designated as "toxic pollutants" subject to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (e) flammable explosives; or (f) radioactive materials.


         "Initial Deposit" means an amount greater than or equal to two percent (2.0%) of the aggregate Initial Purchase Price for all Assets for which Purchaser submits an offer to purchase, which sum has been delivered by Purchaser to Seller in immediately available funds concurrently with such submission.

         "Initial Purchase Price" has the meaning given to that term in Section
2.2 hereof.

         "Interim Mortgage" means the mortgage, deed of trust or other security instrument creating a lien upon a parcel of Real Property that secures the related Interim Mortgage Note, which shall be in substantially the form attached hereto as Exhibit L.

         "Interim Mortgage Loan" means a mortgage loan which shall be secured by a lien upon a parcel of Real Property that is a subject of the Sales Contract. The Seller, as the current owner of the Real Property securing an Interim Mortgage Loan, shall be the initial borrower/mortgagor and the Purchaser shall be the named payee/mortgagee on the Interim Mortgage Loan.

         "Interim Mortgage Note" means any note evidencing the Seller's obligation under an Interim Mortgage Loan listed on the Mortgage Loan and Real Property Schedule, which note shall be dated as of the Cut-Off Date, shall be in a principal amount equal to the Initial Purchase Price of the related Real Property and shall be on the form attached hereto as Exhibit M.

         "Investor Due Diligence Package" with respect to any Asset means the contents, as of the Due Diligence Cut-Off Date, of the "Investor Due Diligence Package" as described in the Offering Memorandum, compiled by Seller's Due Diligence Contractor for such Asset and provided to Purchaser or its agents, including, but not limited to, a Portfolio Summary Spreadsheet, as such has been updated through October 12, 1993, accountant's letter, portfolio stratification, Asset Valuation Package, excerpts from appraisals, copies of certain loan documentation and updated title reports prepared by the original insurer, or one of like caliber licensed to do business in the jurisdiction in which the Mortgaged Property or the Real Property is situated, and, if available, operating statements, rent rolls and environmental reports, as all of the above may be amended, modified, supplemented, added to or updated at any time on or before the Due Diligence Cut-Off Date, to the extent such amendments, supplements, modifications, additions or updates have been provided or described in writing to Purchaser or its agents on or before the Due Diligence Cut-Off Date.

         "Investor File" with respect to any Asset means the file(s) compiled by Seller's Due Diligence Contractor for such Asset, as described in the Offering Memorandum, and made available for inspection by potential purchasers or their agents at Seller's office or such other location as specified by Seller to such potential purchasers, and comprised of those portions of the Asset File for such Asset including, but not limited to, copies of the related Asset Documents, title policy, appraisal, operating statement and rent roll, if available, which formed the basis of the Asset Valuation Package for such Asset, as the same may be amended, modified, supplemented, added to or updated at any time on or before the Due Diligence Cut-Off Date, to the extent such amendments, supplements, modifications, additions or updates have been provided or described in writing to Purchaser or its agents on or before the Due Diligence Cut-Off Date. Unless otherwise expressly provided therein, the reports of third parties, including, without limitation, appraisals, environmental assessments, operating or other information provided by Mortgagors, their accountants, agents, or Affiliates, or engineering reports, have been prepared for use solely by Seller and, in certain cases, its Due Diligence Contractor and financial advisors. Such reports are included in each Investor File for informational purposes only and should not be relied upon for their accuracy or completeness. Purchaser shall have no right to rely upon the conclusions or other data set forth in such reports and shall have no recourse against Seller or its advisors, counsel or agents, including the preparers of such reports, in the event of any errors therein or omissions therefrom.


         "Land Parcel" means any of the Mortgaged Property relating to those Mortgage Loans, or the parcels of Real Property relating to those Interim Mortgage Loans, listed on the Mortgage Loan and Real Property Schedule attached hereto and identified under the heading of "Property Type" as Land-Lots or Land.

         "Liquidation Proceeds" with respect to an Asset shall mean the following received by or on behalf of or for the account of Purchaser as holder of such Mortgage Loan or the collateral therefor or as owner of such Real Property during the month immediately preceding the calendar month in which a Due Date occurs (or with respect to the calculation of the Repurchase Price, during any time after the Cut-Off Date):

                 (a) all proceeds of liquidation, Refinancing (as defined in the Loan and Security Agreement), sale or compromise, and payments from whatever source received during the immediately preceding calendar month in respect of the disposition or Refinancing of any Mortgage Loan, or any of the collateral securing such Mortgage Loan, or any Real Property, including, but not limited to, any full or partial prepayment of principal, proceeds of any Mortgage Loan by any third party lender secured by any Mortgaged Property or any Real Property or any portion thereof, reimbursements, and payments received after ownership of such collateral is acquired by or for the benefit of Purchaser, Seller or both, whether through foreclosure, deed in lieu of foreclosure, or otherwise;

                 (b) all recoveries during the immediately preceding calendar month from Mortgagors of advances made by Purchaser for the purpose of preserving the value of the Mortgage Loans and Mortgaged Property to the extent such amounts were paid as Permitted Liquidation Expenses;

                 (c) all insurance proceeds or condemnation proceeds received during the immediately preceding calendar month in respect of Mortgaged Properties or Real Property, other than insurance proceeds applied or to be applied to the restoration or repair of Mortgaged Property or Real Property; and

                 (d) all other amounts received in respect of the sale, Refinancing, liquidation, compromise or other disposition of the Assets, including, but not limited to, loan or brokerage fees charged by Purchaser or any Affiliate Purchaser for Refinancing or selling any Asset and reimbursements to Purchaser or any Affiliate Purchaser for expenses other than amounts permitted to be paid by Purchaser as Permitted Liquidation Expenses.

         Notwithstanding the foregoing, for the initial Due Date, amounts constituting "Liquidation Proceeds" under the Loan and Security Agreement will relate to amounts collected during the period from and after the Cut-off Date and received by or for the account of Purchaser or a Qualified Affiliate.

         "Loan" means the loan made pursuant to the Loan and Security Agreement and evidenced by the Promissory Note.

         "Loan and Security Agreement" means, in connection with Seller's financing of the sale transaction contemplated herein, the Loan and Security Agreement made by and between Purchaser as borrower thereunder and Seller as lender thereunder, or any of their respective Affiliates, and dated as of the Closing Date, as such may be amended, supplemented, restated or otherwise modified.

         "Maximum Offer Percentage" means the number, expressed as a percentage to four decimal places, designated by Seller with respect to any Asset as the maximum percentage of the Initial

Purchase Price that a potential purchaser may ascribe to such Asset in its offer under the Offering Memorandum.

         "Mortgage" means, with respect to a Mortgage Loan, a mortgage, deed of trust or other security instrument creating a lien upon real property (or a leasehold interest in Mortgaged Property, in the case of any leasehold Mortgage
Loan) and any other property described therein that secures a Mortgage Note, together with any assignment, reinstatement, extension, endorsement or modification of any thereof.

         "Mortgage Assignments" means the document to be delivered to Purchaser on the Closing Date, in accordance with Section 9.2(a) hereof and in the form attached hereto as Exhibit C.

         "Mortgaged Property" means the land, improvements, personal property and other collateral securing a Mortgage Note under a Mortgage or Security Agreement.

         "Mortgage Loan" means each of the commercial mortgage loans, other than any Interim Mortgage Loan, evidenced by a Mortgage Note and secured by a Mortgage (which may be a blanket Mortgage) or Mortgages described on the Mortgage Loan and Real Property Schedule, together with any related Mortgaged Property or Mortgaged Properties acquired by or for the benefit of the mortgagee or beneficiary thereunder whether through foreclosure, deed in lieu of foreclosure or otherwise.

         "Mortgage Loan and Real Property Schedule" means the schedule identifying the Mortgage Loans and Real Property to be sold, transferred and conveyed hereunder and which is attached hereto as Exhibit A, as such Mortgage Loan and Real Property Schedule may be amended or modified from time to time in accordance with the terms of this Agreement, including, but not limited to, the result of a deletion of any Mortgage Loan hereunder that is a Defective Asset.

         The Mortgage Loan and Real Property Schedule shall set forth the following information concerning each Mortgage Loan and Real Property, as the case may be:

         (a)     address of the Mortgaged Property or Real Property;

         (b) type of Mortgaged Property or Real Property and popular name, if any;

         (c)     number of units in the Mortgaged Property or Real Property;

         (d) approximate square footage of the Mortgaged Property or Real Property; and

         (e) the Initial Purchase Price specifying the component parts thereof, including the Offer Percentage and any adjustments to the Initial Purchase Price pursuant to Sections 5.4, 5.5 and, as of the Closing Date, 8.1(d). The Mortgage Loan and Real Property Schedule shall be revised and substituted from time to time to reflect any such adjustments.

         The Mortgage Loan and Real Property Schedule shall also set forth the following additional information concerning each Mortgage Loan:

         (a)     name of Mortgagor;

         (b)     the original principal balance;

         (c)     the date the Mortgage Loan was made;

         (d) unpaid principal balance as of close of business on September 30, 1993;

         (e) last payment due date on or preceding October 1, 1993, in respect to which a payment of interest was made;

         (f)     pool number, Control Number and Seller's loan number;

         (g)     the Current Fully Extended Maturity Date;

         (h)     current mortgage interest accrual and pay rates;

         (i) as of September 30, 1993, the amount of (i) any deferred interest (the cumulative excess of interest on the Mortgage Loan at the interest accrual rate over the interest on the Mortgage Loan at the interest pay rate), and (ii) any current accrued and unpaid interest in default (excluding deferred interest); and

         (j)     priority of Mortgage lien (first or second).

         "Mortgage Note" means, with respect to a Mortgage Loan, a promissory note or notes, or other evidence of indebtedness with respect to such Mortgage Loan, secured by a Mortgage or Mortgages, together with any assignment, reinstatement, extension, endorsement or modification of any thereof.

         "Mortgagor" means the obligor under a Mortgage Note and Mortgage.

         "Natural Condition" means, with respect to a Mortgage Loan or Real Property, as the case may be, only the following physical conditions existing on or affecting a parcel of Mortgaged Property or Real Property which is also a Land Parcel, that are naturally occurring in nature and are not caused by or the result of human activities: Wetlands (which are defined by reference to Executive Order 11990, Protection of Wetlands, or the Emergency Wetlands Resources Act of 1986), habitation by Endangered Species (which are defined as those species which are listed by the U. S. Government as threatened or endangered plants and animals), Critical Habitat (as defined by the Endangered Species Act), Undeveloped Floodplains (meaning primarily undeveloped areas which are Floodplains, as defined by reference to Executive Order 11988, Floodplain Management, and include only the 100-year or "Base" Floodplains), Wild and Scenic Rivers (meaning those rivers which are designated as Wild and Scenic Rivers under the Wild and

Scenic Rivers Act), Wilderness Areas (meaning those areas designated as Wilderness Areas under the Wilderness Act), Undeveloped Coastal Dunes and Beaches (meaning those areas within coastal areas that fall within the scope of the Coastal Zone Management Act and are primarily undeveloped), Undeveloped Sole Source Aquifers (meaning primarily undeveloped areas within the boundaries of aquifers designated by the U. S. Environmental Protection Agency under the Safe Water Drinking Act as being Sole Source Aquifers), Natural Landmarks (meaning those natural landmarks listed on the National Registry of Natural Landmarks as published by the Natural Parks Service), Undeveloped Fifty Acre Resource Lands (meaning undeveloped areas of more than fifty (50) acres in size, and adjacent to, or contiguous with any lands managed by a governmental agency primarily for wildlife, refuge, sanctuary, open space, recreational, historical, cultural or natural resource conservation purposes, and have natural, cultural, recreational or scientific values of special significance), and Coastal Barrier Units (meaning those areas displaying undeveloped attributes and designated as "Units" of the Coastal Barrier Resources System under the Coastal Barrier Improvement Act of 1990).

         "Net Cash Flow" with respect to the calculation of the Repurchase Price for a Deleted Asset and with respect to payments due on each Due Date under an Interim Mortgage Note shall mean Cash Flow with respect to such Deleted Asset or Interim Mortgage Note less the following amounts:


         (a) Ordinary and customary expenses attributable to and necessary for the prudent management of the Deleted Asset;

         (b) Advances by Purchaser pursuant to Section 5.2 of the Loan and Security Agreement (including amounts paid by Purchaser as reimbursements of Outstanding Lender Advances, as such term is defined in the Loan and Security Agreement, and as may be required under the Promissory Note) to the extent paid with respect to the Deleted Asset and recoverable from Cash Flow attributable to the Deleted Asset with respect to which such advances were made; and

         (c) Permitted Expenses, including but not limited to, amounts deposited into the Estimated Accrual Account established under the Sales Contract and Interim Mortgage with respect to the related Real Property, but not less than zero.


         "Net Liquidation Proceeds" with respect to an Asset shall mean Liquidation Proceeds, less (a) Permitted Liquidation Expenses for such Asset and (b) advances by Purchaser pursuant to Section 5.2 of the Loan and Security Agreement with respect to such Asset that have not been recovered and for which Purchaser has not otherwise been reimbursed.

         "Offer Date" means October 20, 1993, the date on which offers were due under the Offering Memorandum.

         "Offering Memorandum" means the Confidential Memorandum provided by Seller to potential purchasers relating to the purchase of the Assets, along with additional written supplements thereto, if any, from Seller to Purchaser.

         "Offer Percentage" means the number, expressed as a percentage to four decimal places, obtained by dividing the Initial Purchase Price with respect to an Asset by the Valuation of such Asset, in each case as shown on the "Offer Statement and Summary Sheet" and/or "Statement of Initial Purchase Price" delivered with respect to such Asset pursuant to the Offering Memorandum, which number shall in no event exceed the Maximum Offer Percentage.

         "Payment in Full" means a payment in full or prepayment in full of any Mortgage Loan prior to the Closing Date, which represent all amounts of principal either then required to be paid under such Mortgage Loan or which are paid under any offer of compromise or settlement which had been made by Seller to any Mortgagor prior to the Due Diligence Cut-Off Date and which was disclosed by Seller to Purchaser in writing prior to the Due Diligence Cut-Off Date.

         "Permitted Expenses" means ordinary and customary expenses attributable and necessary for the prudent ownership, servicing or management of a Deleted Asset or Interim Mortgage Loan. Notwithstanding the foregoing, Permitted Expenses shall in no event include:

                 (a)      Capital Expenditures;

                 (b) the principal or interest paid in connection with any loan other than the Loan, whether secured or unsecured, except as expressly approved by Seller;

                 (c) the payment of any expense more than one month prior to the due date thereof;

                 (d) the cost of the Valuation of the Mortgage Loans, Mortgaged Properties, Real Property and other Collateral (as defined in the Loan and Security Agreement); and

                 (e) the amount of any penalties, assessments, fees or other charges levied against Purchaser as the lender under a Mortgage Loan as the result of its failure to service such Mortgage Loan or manage the related Mortgaged Property in accordance with applicable federal or state laws, rules or regulations or any defect in Purchaser's calculation of amounts due thereunder.

         "Permitted Foreclosure Costs" means those ordinary and customary costs associated with the acquisition of Mortgaged Property by the mortgagee or beneficiary under any Mortgage, whether by foreclosure, deed in lieu of foreclosure or otherwise.

         "Permitted Insurance Expenses" means amounts paid by Purchaser or any Qualified Affiliate, or monthly payments into an escrow account maintained for such purpose in an amount not to exceed one-twelfth (1/12th) of the annual premium, for premiums for hazard and flood insurance on a Mortgaged Property, having commercially reasonable terms, exclusions and deductible amounts, provided that insurance premiums on Mortgaged Property shall be "Permitted Insurance

Expenses" only if the Mortgagor has failed to pay such premiums upon notice of its failure to pay and as a result thereof, the failure of Purchaser or any Qualified Affiliate to pay such premiums would render the Mortgaged Property uninsured.

         "Permitted Leasing Commissions" shall mean leasing commissions paid by Purchaser or any Qualified Affiliate with respect to the leasing of all or any part of the premises of any Real Property to Persons who are not Related Parties of Purchaser or to Related Parties of Purchaser in accordance with arrangements approved in advance by Seller in writing.

         "Permitted Legal Expenses" means the reasonable legal fees and disbursements, not to exceed $50,000, paid by Purchaser to an attorney exclusively for contesting a claim by the maker or obligor of a Mortgage Loan that the underlying Mortgage Note or Mortgage is not enforceable as represented in Section 7.1(d)(iv) of the Asset Sale Agreement, provided that (i) the attorney representing Purchaser is approved, in writing, by the Seller, and
(ii) the Seller has approved, in advance and in writing, Purchaser's expenditure of fees and disbursements in connection with the contest of the claim.

         "Permitted Liquidation Expenses" means the following expenses paid by or on behalf of Purchaser, Affiliate Purchaser or a Qualified Affiliate to Persons who are (a) generally in the business of providing goods and services of the type provided and (b) not Related Parties (as defined in the Loan and Security Agreement) (unless Lender has given express written approval prior to the provision of the goods or services), provided in any event that such expenses are reasonable for the types of goods and services provided in the geographic area in which such goods or services are provided and are not deducted as Permitted Expenses:

         (a) in the case of a sale of a Mortgaged Property, a Real Property or a Subparcel thereof, ordinary and customary expenses of the transaction, including reasonable legal, accounting and other professional fees and brokerage commissions customarily paid by sellers of commercial properties of the type sold in the geographic area in which the Mortgaged Property, Real Property or Subparcel is located;

         (b) ninety percent (90%) of Permitted Capital Expenses, as such term is defined in the Loan and Security Agreement;

         (c) ninety percent (90%) of unamortized Permitted Tenant Improvement Expenses (as used herein, "unamortized" means the number that results from dividing (i) that portion of the aggregate rent due under such lease for the lease term remaining, by (ii) the aggregate rent due under any lease from the inception of such lease through the expiration thereof);

         (d)     one hundred percent (100%) of Permitted Insurance Expenses;

         (e)     one hundred percent (100%) of Permitted Real Estate Tax
Expenses;

         (f) ninety percent (90%) of unamortized Permitted Leasing Commissions; plus (as used herein, "unamortized" means the number that results from dividing (i) that portion of the aggregate rent due under such lease for the lease term remaining, by (ii) the aggregate rent due under any lease from the inception of such lease through the expiration thereof); and

         (g) ninety percent (90%) of Permitted Foreclosure Costs, but only to the extent satisfactory evidence of payment is received by Seller.

         "Permitted Real Estate Tax Expenses" shall mean real estate taxes approved in advance of payment by Seller in writing paid by Purchaser or any Qualified Affiliate with respect to any Real Property or, if not paid by the Mortgagor thereunder, a Mortgaged Property.

         "Permitted Tenant Improvement Expense" means any expense incurred by Purchaser to provide physical improvement to a tenant's space. Any Permitted Tenant Improvement Expense shall be certified by a certificate of an officer of Purchaser stating that the related physical improvements and rents are at market levels.

         "Person" means an individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Portfolio Summary Spreadsheet" means the Lotus 1-2-3-based spreadsheet entitled "Portfolio Summary Spreadsheet" and dated October 12, 1993.

         "Post-Offer Due Diligence Period" means that period commencing with the date hereof and ending, with respect to any Asset, ninety (90) days thereafter, unless sooner terminated by delivery by Purchaser of an Acceptance Certificate.

         "Pre-Offer Due Diligence Period" means that period commencing with the date on which the Investor Due Diligence Package is made available to Purchaser and ending on the Offer Date.

         "Prepayment" means, with respect to any Mortgage Loan that is a Deleted Asset, the amount of any payments of principal of such Mortgage Loan that has been applied to the outstanding principal balance of the Promissory Note.

         "Promissory Note" means that certain promissory note dated as of the Closing Date by Purchaser as borrower in favor of Seller as lender, in substantially the form attached as Exhibit A to the Loan and Security Agreement issued pursuant to Section 2.1 of the Loan and Security Agreement. The term "Promissory Note" shall include such replacement Promissory Note and all additional replacements, extensions, amendments, endorsements, allonges and other modifications of the Promissory Note and all substitutions therefor in accordance with the Loan and Security Agreement.

         "Purchaser" has the meaning set forth in the caption of this Agreement and shall include its successors and assigns.

         "Purchaser's Cure Estimate" has the meaning given to that term in
Section 5.4(b) hereof.

         "Qualified Affiliate" means an Affiliate of Purchaser which is a separate single purpose corporation or limited partnership formed for the sole purpose of owning, managing and disposing of one or more parcels of Real Property. Purchaser shall cause a separate Qualified Affiliate or Qualified Affiliates to take title to the Real Property designated "industrial" on the Mortgage Loan and Real Property Schedule on the one hand, and another Qualified Affiliate or Qualified Affiliates to take title to any one or more parcels of the remaining Real Property not designated "industrial" on the Mortgage Loan and Real Property Schedule on the other. Except as otherwise approved in writing by Seller and except as otherwise permitted under the Loan and Security Agreement, each Qualified Affiliate shall be an Affiliate of Purchaser that is a corporation or partnership wholly-owned, directly or indirectly, by all of the stockholders or partners of Purchaser or by individuals or entities that own, directly or indirectly, all of the stock or partnership interests in Purchaser, all to the same extent and in the same proportion as the ownership interest of such stockholders, partners, individuals or entities of Purchaser.

         "Real Property" means a parcel or parcels of land or a leasehold estate, including all improvements, fixtures, easements and other appurtenances owned by Seller and described on the Mortgage Loan and Real Property Schedule, which, at the time of Closing, will either be sold in fee or, at Purchaser's option, be encumbered by an Interim Mortgage Loan.

         "Real Property Sales Contract" means, with respect to the Real Property, the purchase and sale contract by and between Seller and Purchaser or, if Seller financing is to be utilized or otherwise at Purchaser's option, Affiliate Purchaser, to be executed concurrently herewith, substantially in the form attached hereto as Exhibit J, modified as necessary to reflect an all cash sale transaction.

         "Repurchase Date" means the date on which any Defective Asset is repurchased pursuant to this Agreement.

         "Repurchase Price" with respect to a Defective Asset means the Cash Portion of the Repurchase Price plus the Financed Portion of the Repurchase Price.

         "Revalued Asset" means each of the Assets that has been revalued in accordance with Section 5.5(b) hereof, due to the discovery of a Structural Defect or Natural Condition in the related Mortgaged Property or Real Property, as the case may be, and that Seller has not subsequently elected to repurchase pursuant to Section 5.5(a)(i) hereof.

         "Sales Contract" means the Real Property Sales Contract.

         "Security Agreement" means any security agreement creating a lien upon personal property described therein which secures a Mortgage Note.

         "Seller" means City National Bank, a national banking association.

         "Seller-Approved Contractor" means an engineering or contracting firm qualified to make such determination as may be required under Section 5.5 hereof, and which is selected by

Purchaser and identified to Seller in writing at the time Purchaser is notified that it has submitted a successful offer and which shall not have been reasonably disapproved by Seller within five (5) Business Days thereafter.

         "Stated Interest Rate" means the interest due on the Loan under the Promissory Note.

         "Structural Defect" has the meaning given to that term in Section 5.5 hereof.

         "Supplemental Certificate of Defective Asset" shall have the meaning ascribed thereto in Section 5.4(b) hereof.

         "Surviving Representation Expiration Date" means, (i) with respect to each Mortgage Loan to which a Surviving Representation and Warranty applies, that date which is the earlier to occur of (a) one year after the Current Fully Extended Maturity Date of such Mortgage Loan, unless written notice of a Claim is alleged by the Mortgagor within such one year period, in which event, the Surviving Representation Expiration Date, as it relates to such Claim only, shall be extended until the condition giving rise to such Claim is finally resolved or such Claim becomes a Defect, or (b) the date on which such Mortgage Loan is compromised, renegotiated or restructured, or the related Mortgaged Property is acquired by Purchaser by foreclosure, deed in lieu of foreclosure or otherwise, provided that, in the event Purchaser acquires such Mortgaged Property by means of a trustee's sale in a non-judicial foreclosure, the Surviving Representation Expiration Date for the representation made by Seller under Section 7.1(d)(ix) hereof shall be the date that is one (1) year after the Current Fully Extended Maturity Date of such Mortgage Loan and, (ii) with respect to each Asset that is Real Property to which a Surviving Representation and Warranty applies, one year after the date on which title to such Real Property passes to Purchaser, Affiliate Purchaser, or a Qualified Affiliate, as the case may be.

         "Surviving Representation and Warranty" means any representation and warranty under Section 7.1 hereof.

         "Valuation" means (i) with respect to any Revalued Asset, a value assigned to such Revalued Asset determined in accordance with this Agreement by the Valuation Agent according to the method set forth in Exhibit G attached hereto and evidenced by a Valuation Report prepared pursuant to such Exhibit G and delivered to Seller, and (ii) with respect to any other Asset, the "Valuation" of such Asset as set forth in the Mortgage Loan and Real Property Schedule.

         "Valuation Agent" means KPMG Peat Marwick or another nationally recognized expert in the Valuation of Mortgage Loans and Real Property, as chosen by Purchaser, subject to the reasonable approval of Seller.

                                   ARTICLE II
                        PURCHASE AND SALE OF THE ASSETS

         Section 2.1      PURCHASE AND SALE.

         Subject to the terms and provisions set forth in this Agreement, on the Closing Date, Purchaser shall purchase the Mortgage Loans (other than any Mortgage Loan with respect to which Seller has received Payment in Full prior to the Closing Date, in which case Purchaser shall receive a credit against the Initial Purchase Price in the amount of such Payment in Full) and the Real Property from Seller and Seller shall sell, transfer, assign and convey to Purchaser such Mortgage Loans, together with all related Asset Documents to the extent assignable and the servicing of such Mortgage Loans, and the Real Property, together with all related Asset Documents to the extent assignable.

         Section 2.2      INITIAL PURCHASE PRICE OF ASSETS.

         The purchase price of each Asset at the time of the Closing shall be as set forth with respect to such Asset on the Mortgage Loan and Real Property Schedule (the "Initial Purchase Price"), subject to adjustment in accordance with Section 2.3 hereof. The Initial Purchase Price for each Asset shall be paid by Purchaser to Seller on the Closing Date as follows:

         (a) Seller shall credit to Purchaser the Deposit toward the aggregate Initial Purchase Price for all Assets purchased; and

         (b) Purchaser shall remit to Seller in immediately available funds, an amount equal to (i) the aggregate Initial Purchase Price [plus applicable interest on the Financed Portion from the Cut-Off Date through the last day of the month in which the Closing occurs], less (ii) the sum of (A) the amount credited pursuant to Section 2.2(a) hereof, (B) other amounts, if any, then required to be credited to the Purchaser pursuant to Section 8.1(d) hereof[, and (C) the principal amount of the Promissory Note]; and

         (c) For each Mortgage Loan for which no payment default exists as of the Cut-Off Date, Purchaser shall remit to Seller in immediately available funds an amount equal to interest currently due and unpaid thereon (excluding any deferred interest and contingent interest) from and including the immediately preceding payment date with respect to such Mortgage Loan to but not including the Cut-Off Date.

         Section 2.3      MODIFICATIONS TO MORTGAGE LOAN AND REAL PROPERTY
                          SCHEDULE.

         Purchaser and Seller shall amend the Mortgage Loan and Real Property Schedule to adjust the Initial Purchase Price as required to reflect any adjustment pursuant to Section 5.4 or 5.5 hereof.

         Section 2.4 FINANCING OF MORTGAGE LOANS AND REAL PROPERTY; SALE OF REAL PROPERTY.

         Seller financing of the purchase by Purchaser of the Assets will be available subject to the terms and conditions set forth in a Loan and Security Agreement in substantially the form attached hereto as Exhibit K. The sale of the Real Property shall be effected, at Purchaser's option (i) concurrently herewith through the execution and delivery by Seller and Purchaser of the Sales Contract, or (ii) through a three- stage process commencing with (a) the concurrent execution and delivery by Seller and Affiliate Purchaser of the Sales Contract, (b) the delivery by Seller to Purchaser of an Interim Mortgage on the Closing Date, and (c) the subsequent reconveyance of the Interim Mortgage to Seller, along with the originally executed Interim Mortgage Note marked "Paid", concurrently with the conveyance of the Real Property to one or more Qualified Affiliates not later than the last day of the Due Diligence Period pursuant to the terms of the Sales Contract, all as further described in the Offering Memorandum.

                                  ARTICLE III
                                    DEPOSIT

         Section 3.1 DEPOSIT. Upon execution hereof, Seller shall acknowledge that it has received from Purchaser an amount equal to $2,920,369.00, not less than four percent (4.0%) of the Initial Purchase Price, which amount is comprised of the Initial Deposit, the Additional Deposit and any monies remaining from Purchaser's Due Diligence Deposit (the "Earnest Money Deposit"). The Earnest Money Deposit shall be deposited by Seller in an interest-bearing account at Seller's Beverly Hills branch (the "Deposit Account"). The Earnest Money Deposit, together with any interest earned thereon from the Offer Date to the Closing Date, shall hereinafter be referred to as the "Deposit".

         Section 3.2      DISTRIBUTION OF DEPOSIT.

         The Deposit shall be held by the Seller until (a) Closing occurs under this Agreement, in which event the Deposit shall be applied on account of the Initial Purchase Price, in accordance with Section 2.2(a) herein, or (b) this Agreement has been terminated, in which event the Deposit will be paid to Purchaser or retained by Seller in accordance with Section 11.1 or Section 11.2 hereof, as the case may be.

                                   ARTICLE IV
                                    CLOSING

         Section 4.1      CLOSING.

         The Closing shall be held on the Closing Date, at 10:00 a.m., at such place as is selected by Seller. The time of the Closing may be changed as the parties may mutually agree upon on or before the Closing Date.

         Section 4.2      TRANSFER AND RECORDATION TAXES.

         At or prior to Closing, all transfer, filing and recording fees and taxes, costs and expenses, and any state or county documentary taxes, if any, with respect to the filing or recording of any conveyance document or instrument contemplated hereby shall be paid by Seller. Purchaser, Affiliate Purchaser or Qualified Affiliate shall pay, when due and payable, all transfer, filing and recording fees and taxes, and costs and expenses, if any, with respect to the filing or recording of any documents or instruments relating to the financing of any Parcel of Real Property and the cost of recording corrective instruments, pursuant hereto or to the Sales Contract, except for those related to any Interim Mortgage or deed to any Real Property, which Seller shall pay.

         Except as otherwise expressly provided herein, whether or not the transactions contemplated hereunder are completed, Purchaser shall pay all of its Closing and due diligence expenses and its expenses in negotiating and carrying out its obligations under this Asset Sale Agreement, including the costs of its counsel, all of the costs of title or other insurance which is not presently in force or otherwise provided, or other due diligence Purchaser may desire to undertakeand all of the expenses of Purchaser relating to this Agreement.

         Section 4.3 ESCROW ACCOUNTS. At Closing, all escrows held and account records reflecting amounts held in escrow by or on behalf of Seller for taxes, governmental assessments and insurance, deposits, security deposits, replacement reserves or other funds relating to the Assets and then held by or on behalf of Seller, including any accounts described in Section 8.1(d) hereof, shall be assigned, transferred and paid over to the Purchaser. All such funds transferred to and held by Purchaser shall be applied by Purchaser for their designated purposes for the designated Mortgaged Property, in accordance with the applicable Mortgage, or Real Property, as the case may be.

         Section 4.4 LIMITATIONS ON LIABILITY. The parties hereto acknowledge, confirm and agree that Purchaser shall have no claims and Seller shall have no liability, whatever, as a result of or otherwise in connection with any notice of default not being filed or being filed or any actions or failure to act in connection with any default, bankruptcy, request for modification or otherwise under any Mortgage Loan, except to the extent that such may be deemed a violation of Seller's obligations under Section 8.1(f) hereof; nor shall any of same be deemed a Defect or otherwise trigger any requirement to repurchase any Mortgage Loan, unless any such action or inaction shall constitute a breach by Seller of any representation or warranty set forth in Article VII hereof.

                                   ARTICLE V
                              DUE DILIGENCE PERIOD

         Section 5.1      DUE DILIGENCE PERIOD.

         Seller and Purchaser acknowledge that while Purchaser has had time to conduct some due diligence, this Agreement is being executed and delivered prior to the Closing Date and prior to Purchaser having as much time as Purchaser might desire to conduct a due diligence review of the Assets, including the underlying Mortgaged Properties. Seller and Purchaser agree, therefore, that Purchaser may conduct additional due diligence in respect of the Assets, including the Mortgaged

Properties, until the termination of the Due Diligence Period, solely for the purpose of confirming Seller's Due Diligence Representations and Warranties. Prior to the Closing Date, however, Purchaser shall not contact the Mortgagors or any guarantor of any Mortgage Loan or any junior or senior lienors or any tenants of any Mortgaged Property or Real Property, as the case may be, or any officer, employee or agent of any thereof except upon the prior consent of Seller. Purchaser agrees that it will perform its due diligence review in good faith during the Due Diligence Period.

         Section 5.2      DUE DILIGENCE REVIEW OF ASSETS.

         During the Pre-Offer Due Diligence Period through the Due Diligence Cut-Off Date for each Asset listed on the Mortgage Loan and Real Property Schedule, Seller or Seller's Due Diligence Contractor has provided Purchaser with the related Investor Due Diligence Package and Seller has provided Purchaser access, during normal business hours upon reasonable prior request, to the related Investor File. Purchaser shall conduct, at its own expense, such additional analysis and investigation of the Mortgage Loans, the Mortgaged Properties and the Real Property as it deems necessary and appropriate. Under no circumstances will any amounts expended by Purchaser for due diligence be reimbursed or credited to or against the Initial Purchase Price.

         Section 5.3      SELLER'S COOPERATION.

         Seller agrees to cooperate with Purchaser during remainder of the Due Diligence Period and shall provide Purchaser access to Seller's Asset Files and any such non-privileged data or other materials that are reasonably related to Purchaser's evaluation of the Asset it is reviewing and are obtainable by Seller on a reasonable basis, provided that Seller shall not be obligated to incur any material cost or expense (unless, with respect to any cost or expense, a Person satisfactory to Seller in its sole discretion agrees to promptly reimburse or indemnify Seller in a manner acceptable to Seller, in Seller's sole discretion, for such cost or expense) or any liability as a result of such cooperation; provided that the foregoing limitation shall not reduce or limit Seller's representations and warranties under this Agreement.

         Section 5.4      ACCEPTANCE OF ASSETS AND REMEDIES FOR DEFECTS.

         Purchaser shall have the right either to accept an Asset as described in subsection (a) below or, in the event of a Defect in an Asset, to notify Seller in writing of such Defect as set forth in subsection (b) below.

                 (a) ASSET ACCEPTANCE. After completion of its due diligence review of any Asset, Purchaser may finally accept such Asset for purchase hereunder prior to the termination of the Due Diligence Period by delivering to the Seller a certificate ("Acceptance Certificate") in the form attached hereto as Exhibit B identifying each Asset being accepted.

                 Once an Asset is accepted hereunder, Purchaser's rights to require Seller to repurchase such Asset or to cure a Defect in such Asset shall terminate, except in the event of a breach of a Surviving Representation and Warranty. Purchaser's failure to deliver a Certificate of Defective Asset with respect to any Asset by the last day of the Due Diligence Period shall be deemed to be an acceptance of such Asset, subject to Purchaser's rights to require Seller to make an election to cure the Defect in, reduce the Initial Purchase Price of, or repurchase, such Asset on account of any Defect arising from a Surviving Representation and Warranty in accordance with Section 5.4(b)(ii), Section 5.4(c) and Article X hereof.

                 (b) PURCHASER'S CLAIM OF BREACH OF REPRESENTATION AND WARRANTY. In order to claim a Defect resulting from a breach of a representation and warranty with respect to an Asset, Purchaser shall execute and deliver to Seller a completed Certificate of Defective Asset no later than
(i) the last day of the Due Diligence Period with respect to all Due Diligence Representations and Warranties under Section 7.2 hereof and with respect to a Defect relating to any Surviving Representation and Warranty of which Purchaser is then aware, or (ii) the earlier of (x) thirty (30) days following the discovery by Purchaser or (y) the Surviving Representation Expiration Date with respect to a Defect relating to a Surviving Representation and Warranty of which Purchaser was not aware on or before the last day of the Due Diligence Period. The completed Certificate of Defective Asset shall set forth (A) the identity of the Asset, (B) the exact nature of the claimed Defect and the manner in which the claimed Defect has a material adverse effect on the value of the related Asset, (C) the section or subsection of this Agreement under which such Defect is claimed, and (D) detailed evidence of the existence of the Defect, including, but not limited to, the identity of, and any copy of any materials provided by, any third party that performed any analysis or provided any cure estimate or any other information with respect to such claimed Defect. Within fifteen (15) days after delivery of any Certificate of Defective Asset, Purchaser shall execute and deliver to Seller an additional Certificate of Defective Asset (the "Supplemental Certificate of Defective Asset"), in substantially the form as Exhibit E hereto, indicating (X) whether, in Purchaser's reasonable judgment, the Defect is curable or is not susceptible to cure, (Y) if Purchaser reasonably judges the Defect to be curable, Purchaser's detailed description of the proposed cure and reasonable detailed estimate of the cost to repair or otherwise cure such Defect ("Purchaser's Cure Estimate") together with a copy of any supporting information prepared by any third party expert, and (Z) the amount by which Purchaser would have reduced the Initial Purchase Price with respect to such Asset had Purchaser been aware of such Defect on the Offer Date (the "Reduction to the Initial Purchase Price").

                 (c) REMEDIES FOR BREACHES OF REPRESENTATIONS AND WARRANTIES. In the event a Defective Asset exists and Purchaser has fulfilled the conditions to the claim of Defect as set forth in Section 5.4(b) above, Seller shall have the options specified in Section 5.4(d) below. Failure of Purchaser to provide the proper Certificate of Defective Asset to Seller for each Asset by no later than the time provided in Section 5.4(b) above for a Defective Asset shall for all purposes terminate and extinguish any rights of Purchaser to require Seller to make an election to cure the Defect in, reduce the Initial Purchase Price of, or repurchase, such Asset; provided, however, that Purchaser shall have a reasonable opportunity to supplement a Certificate of Defective Asset if Seller reasonably determines that such certificate was not properly completed.

                 If Purchaser, upon purchase of the related Asset, has title insurance that provides coverage with respect to any condition that might otherwise constitute a Defect, Purchaser shall seek recourse with respect to such condition under such title insurance policy and such condition shall not be considered a Defect. In order to preserve its rights under this Section 5.4 with respect to any such condition during the period in which Purchaser is pursuing its obligations hereunder to seek recourse against such title policy, Purchaser may submit a Certificate of Defective Asset in accordance with Section 5.4(b) with respect to any such Asset for which Purchaser reasonably believes it had title insurance at the time of purchase of such Asset, and, if coverage thereunder is subsequently determined not to have existed through no fault of Purchaser, whether by its action or inaction, the sixty (60) day time period under Section 5.4(d) for Seller to make its elections thereunder shall commence as of the date of such determination.

                 (d) PROCEDURE FOR SELLER'S ELECTION OF REMEDY WITH RESPECT TO A CERTIFICATE OF DEFECTIVE ASSET. In the event Purchaser delivers a Certificate of Defective Asset as provided in Section 5.4(b) above, Seller shall, no later than sixty (60) days after receipt of such Certificate, notify Purchaser in writing that (i) Seller disputes (x) the existence of such Defect or (y) the reasonableness of Purchaser's Cure Estimate or (z), if Purchaser has stated that it believes such Defect is not curable, such statement, and in any of such cases, the basis for any such position, including, if appropriate and then available without undue delay or expense, evidence that no Defect exists or that such Defect is susceptible to cure (which denial shall not be dispositive as to the existence or absence of a Defect, whether with respect to the susceptibility of such Defect to cure or the reasonableness of Purchaser's Cure Estimate); or (ii) Seller intends to attempt to cure such Defect within the Cure Period; or (iii) Seller has elected, at its option, to reduce the Initial Purchase Price with respect to such Asset by either the amount specified by Purchaser as Purchaser's Cure Estimate or the Reduction to the Initial Purchase Price, respectively, as set forth in Section 5.4(b), which amount shall be rebated to Purchaser not later than thirty (30) days after delivery of Seller's notice to Purchaser of such election; or (iv) Seller has elected to repurchase the Asset from Purchaser at the Repurchase Price; or (v) with respect to Real Property to which Purchaser or a Qualified Affiliate, as the case may be, has not yet taken title, Seller has elected to pay all sums due under any Interim Mortgage Loan relating to such Real Property then existing and terminate the Sales Contract with respect thereto. If Seller fails to make the required election within said sixty (60) day period, Purchaser shall send a second demand to Seller, which shall state that should Seller fail to timely respond within five (5) Business Days as to its election, Seller shall be deemed to have agreed to repurchase the Asset. In the event Seller then shall fail to timely respond to such second demand, Seller shall be required to repurchase the Asset at the Repurchase Price. Failure to so send such second demand to Seller shall not diminish Purchaser's rights hereunder except that the period within which Seller must make an election hereunder shall be extended until five (5) days from the date such second demand is actually delivered to Seller.

                 At least thirty (30) days, but no more than forty (40) days prior to the end of the Cure Period, if Purchaser had previously received notification from Seller (i) that Seller intended to attempt to cure the Defective Asset and Purchaser has not received notification from Seller (or is not otherwise aware) that the Defect has been cured or (ii) that Seller expects that the Defect in the Asset will be cured by the end of the Cure Period, Purchaser shall send a Deletion Certificate, in substantially the form attached hereto as Exhibit F, to Seller stating that such Defective Asset will be subject to repurchase at the Repurchase Price if such Defect has not been cured within the Cure Period. Failure to so send such Deletion Certificate to Seller shall not diminish Purchaser's rights hereunder except that the Cure Period shall be extended until thirty (30) days from the date such Deletion Certificate is actually delivered to Seller.

         Section 5.5 PROCEDURE IN RESPECT OF A STRUCTURAL DEFECT OR NATURAL CONDITION. In response to a Certificate of Defective Asset with respect to a Structural Defect (as such term is defined below) or Natural Condition, all as provided in Section 5.5(a)(i) below, if Seller elects to repair or otherwise cure such Structural Defect or incur additional engineering or entitlement costs with respect to a Natural Condition, Seller shall be obligated to pay for such repairs or other costs only to the extent that the cost thereof exceeds (i) any amount to repair or cure identified in the Asset Valuation Package or otherwise provided in writing to Purchaser on or before the Due Diligence Cut-Off Date (the "Disclosed Remedial Cost Estimate") plus
(ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000). A Structural Defect or Natural Condition shall not give rise to any obligations of Seller hereunder without Purchaser's delivery to Seller during the Due Diligence Period of sufficient specific information as to the nature of the Structural Defect or Natural Condition, the estimated cost to cure the Structural Defect or Natural Condition, the effect of the Structural Defect or Natural Condition upon the use of the Mortgaged Property and other information relevant under the circumstances for Seller to make its election based upon the information submitted as part of the Certificate of Defective Asset in respect of a Mortgage Loan.

                 (a)(i) Purchaser shall be entitled to deliver a Certificate of Defective Asset with respect to a Structural Defect or Natural Condition in the event that during the Due Diligence Period Purchaser discovers the existence of either one or more defects in the improvements, fixtures (other than carpet and floor coverings) or mechanical systems (including, but not limited to, electrical, plumbing, elevator and heating, ventilation and air conditioning) comprising a Mortgaged Property or Real Property ("Structural Defect") or one or more Natural Conditions that, in either case, existed prior to the Closing Date and either (A)(i) was not disclosed in the Due Diligence Materials or otherwise provided in writing to Purchaser on or before the Due Diligence Cut-Off Date, (ii) was not actually known to Purchaser prior to the Offer Date (and Purchaser shall be deemed to have known about such Structural Defect or Natural Condition if same is apparent from a physical inspection of the Mortgaged Property or Real Property, as the case may be, by a person who is not an expert on such Natural Conditions or Structural Defects), and (iii) (X) with respect to a Structural Defect, would require the investment of not less than the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000) to repair or otherwise cure, or (Y) with respect to a Natural Condition, would be the sole cause of an increase in the cost to develop the portion of the Mortgaged Property or Real Property, as the case may be, intended to be developed (for the use indicated in the Due Diligence Report or otherwise provided in writing to Purchaser on or before the Due Diligence Cut-Off Date) of not less than the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), or would require the investment of not less than (a) the Disclosed Remedial Cost Estimate plus (b) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000) to be expended to remove or negate the effects of same (in compliance with all applicable laws, rules and regulations), as determined by a Seller-Approved Contractor, or (B)(i) was disclosed in the Due Diligence Materials for the related Asset, and (ii)(X) with respect to a Structural Defect, would require the investment of not less than (a) the Disclosed Remedial

Cost Estimate plus (b) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000) net of any amount thereof recoverable from third parties to be expended to repair or otherwise cure same, as determined by a Seller-Approved Contractor, or (Y) with respect to a Natural Condition, would be the sole cause of an increase in the cost to develop the portion of the Mortgaged Property or Real Property, as the case may be, intended to be developed (for the use indicated in the Due Diligence Materials, or otherwise provided in writing to Purchaser on or before the Due Diligence Cut-Off Date) of not less than (a) the Disclosed Remedial Cost Estimate plus
(b) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000) or would require the investment of not less than (a) the Disclosed Remedial Cost Estimate plus (b) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000) to be expended to remove or negate the effects of same (in compliance with all applicable laws, rules and regulations), all as determined by a Seller-Approved Contractor.

         Seller shall, in response to its receipt of a Certificate of Defective Asset from Purchaser with respect to a Structural Defect or Natural Condition, at Seller's sole option, elect within thirty (30) days after receipt of such Certificate of Defective Asset either to (W) with respect to a Structural Defect, repair or otherwise cure such Structural Defect, or, with respect to a Natural Condition, remove or negate the effects of such Natural Condition; provided, however, that even if Seller elects to repair or otherwise cure such Structural Defect or remove or negate the effects of such Natural Condition, Seller shall be obligated to pay for the cost thereof only to the extent that same exceeds (i) the Disclosed Remedial Cost Estimate plus (ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), or (X) repurchase the Asset at the Repurchase Price as provided in Section 10.2 hereof, or (Y) with respect to Real Property to which Purchaser, Affiliate Purchaser or a Qualified Affiliate, as the case may be, has not yet taken title, pay all sums due under any Interim Mortgage Loan relating to such Real Property then existing and terminate the Sales Contract with respect thereto, or (Z) permit Purchaser to revalue the Asset as described hereunder. Seller's obligation to make such election shall be conditioned upon Purchaser's delivery to Seller of sufficient specific information as to the nature of the Structural Defect or Natural Condition, the estimated cost to cure the Structural Defect or, with respect to a Natural Condition, the cost to remove or negate the effects of same, the effect of the Structural Defect or Natural Condition upon the use or development of the Mortgaged Property or Real Property, as the case may be, and other information relevant under the circumstances for Seller to determine whether there is a Structural Defect or Natural Condition and to make the elections and other determinations required hereunder, along with the aggregate of (i) the Disclosed Remedial Cost Estimate plus (ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), with respect to such Structural Defect or Natural Condition, which amount may be held in escrow, until such time as Seller has made its election whether to cure, repurchase or revalue the Defective Asset, for use by Seller in its efforts to cure or negate the effect of such Structural Defect or Natural Condition.

                 (ii) If Seller elects to permit Purchaser to revalue the Asset in accordance with Section 5.5(a)(i) hereof, Purchaser shall retain a Valuation Agent to revalue such Asset as of the Closing Date.

                 (iii) If Seller elects to permit Purchaser to revalue the Asset in accordance with Section 5.5(a)(i) hereof, the Asset shall be revalued in accordance with the valuation process described in Paragraph (b) below.

                 At least thirty (30) days, but no more than forty (40) days, prior to the end of the Cure Period, if Purchaser had previously received notification from Seller (i) that Seller intended to attempt to cure the Defective Asset and Purchaser has not received notification from Seller (or is not otherwise aware) that the Defect has been cured or (ii) that Seller expects that the Defect in the Asset will be cured by the end of the Cure Period, Purchaser shall send a deletion certificate, in substantially the form attached hereto as Exhibit F ("Deletion Certificate"), to Seller stating that such Defective Asset will be subject to repurchase at the Repurchase Price if such Defect has not been cured within the Cure Period. Failure to so send such Deletion Certificate to Seller shall not diminish Purchaser's rights hereunder except that the Cure Period shall be extended until thirty (30) days from the date such Deletion Certificate is actually delivered to Seller.

                 (b) Any revaluation of the Assets under this Section 5.5 shall be effected through a valuation process for each Asset as follows:

                          (i)     Purchaser shall promptly appoint the
         Valuation Agent to determine the Valuation of each Revalued Asset ("Valuation" herein) and shall notify Seller of its selection. The Valuation Agent shall render a report (the "Valuation Report") as to the Valuation of the Revalued Asset addressed to Seller and Purchaser within ninety (90) days of appointment.

                          (ii) In the event that the designated Valuation Agent is not eligible or capable of providing a Valuation in accordance with this Section 5.5, Seller shall designate a new Valuation Agent.

                          (iii) With regard to any Valuation Report rendered under this Section 5.5(b), except as provided in Section 5.5(c) below, the fees and other costs of the Valuation Agent shall be borne one-half by Purchaser and one-half by Seller.

                          (iv) Purchaser shall instruct the Valuation Agent appointed hereunder that in making its determination of the Valuation of any Asset as of the Closing Date, the Valuation Agent shall follow the instructions specified on Exhibit G attached hereto, taking into account the assumptions (and only such assumptions, except to the extent that the Valuation Agent finds it reasonably necessary to modify one or more assumptions and then only upon the prior written consent of Purchaser and Seller) set forth in this Section 5.5(b) hereof.

                          (v) Upon determination of the Valuation in accordance with the foregoing, the Valuation Agent shall execute a valuation certificate in substantially the form attached hereto as Exhibit H (the "Valuation Certificate") indicating the Valuation. The product of the Valuation multiplied by the Offer Percentage shall be inserted as the Adjusted Purchase Price for each Revalued Asset on the Mortgage Loan and Real Property Schedule in accordance with Section
         2.3 hereof and shall be used to calculate the Adjusted Purchase Price. For all Assets which are not Revalued Assets, the Adjusted Purchase Price shall be the Initial Purchase Price.

                          (vi) With respect to any Interim Mortgage Loan, the Valuation Agent, pursuant to the valuation process outlined in this Section 5.5, will be instructed to value the underlying Mortgaged Property. The value determined to be the value of the underlying Mortgaged Property shall be deemed the Valuation for purposes of calculating the Adjusted Purchase Price.

                          (vii) In the event of the adjustment between the Initial Purchase Price and the Adjusted Purchase Price (the amount of such adjustment herein, a "Shortfall"), Seller and Purchaser shall take all necessary action to amend the Asset Documents, Loan and Security Agreement and related documents to reflect the Shortfall; and an amount equal to twenty-five percent (25.0%) of the aggregate amount of any such Shortfall plus interest on the Shortfall from the Cut-Off Date to the Revaluation Adjustment Date, as such term is defined in the Loan and Security Agreement, at the Applicable Rate shall be refunded to Purchaser within ten (10) Business Days after the determination of same has been made and the balance of the aggregate amount of the Shortfall shall be held by Seller to be applied toward the next principal payment to be made by Purchaser in connection with Seller's financing of the sale transaction contemplated hereby.

                          (viii) The Valuation Agent shall be instructed to use all assumptions used in determining the Valuation of the Asset, as reflected in the Due Diligence Materials, or with respect to any Asset or parcel of Mortgaged Property for which Seller's Valuation was not contained in the Due Diligence Materials, which assumptions are (i) reasonable as of July 1, 1993 and (ii) consistent with the assumptions used in those Valuations performed by Seller which were contained in the Due Diligence Materials, and shall be applied in following the instructions described in Exhibit G, unless the calculations pursuant to a particular instruction would have yielded a different result if the Valuation Agent that determined the value as reflected in the Due Diligence Materials had considered the Structural Defect or Natural Condition in performing such calculations.

                          (ix) If a calculation pursuant to a particular instruction in Exhibit G would yield a different result if the Valuation Agent modified the assumptions used in performing the required calculation (1) to reflect the cost to (X) repair or otherwise cure the Structural Defect or (Y) remove or otherwise negate the effect of a Natural Condition (but only to the extent (with respect to both (X) and (Y) above) that the cost thereof exceeds (i) the Disclosed Remedial Cost Estimate plus (ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), net of any amount thereof recoverable from third parties), that would cause the value of the Asset to be reduced by more than (i) the Disclosed Remedial Cost Estimate plus (ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), for, with respect to a Structural Defect, the repair or cure of such Structural Defect or, with respect to a Natural Condition, the removal or negation of the effects of such Natural Condition and, in both cases, net of any amount thereof recoverable from third parties (such as tenants, insurers, contractors or bondsmen) or other participants, or
         (2) in the alternative, to reflect the permanent reduction (X) with respect to a Structural Defect, in net rental income that would cause the value of the Asset to be reduced by more than (i) the Disclosed Remedial Cost Estimate plus (ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), for the repair or cure of such Defect that would result if such repair or other cure were not performed, or (Y) with respect to a Natural Condition, in the value of the Asset to be reduced by more than (i) the Disclosed Remedial Cost Estimate plus (ii) the greater of two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or Fifty Thousand Dollars ($50,000), for the cost to remove or negate the effects of the Natural Condition, if the Natural Condition was not removed or its effects not negated, then in both the situation of a Structural Defect or a Natural Condition, the Valuation Agent shall be instructed to modify the assumptions or calculations at issue as described in clause
         (1) or (2) using the modification method that would yield the lesser adjustment in the Valuation of the Asset. No other assumption or calculation shall be modified by the Valuation Agent unless Seller and Purchaser grant their prior written consent.

                          (x) The assumed cost to repair or otherwise cure the Structural Defect or to remove or negate the effect of the Natural Condition applied under the method described in clause (1) of Section 5.5(a)(iii)(B) above, shall be provided by an engineering firm reasonably acceptable to Seller and qualified to make such a determination and shall be based upon reasonable estimates as to cost for goods and services necessary to (X) with respect to a Structural Defect, cure the Structural Defect so as to render the defective structure serviceable for the uses for which the improvements or fixtures were designed or (Y) with respect to a Natural Condition, render the Mortgaged Property or Real Property, as the case may be (or portion thereof), in a condition suitable for development (for the use indicated in the Due Diligence Materials or otherwise provided in writing to Purchaser on or before the Due Diligence Cut-Off Date).

                          (xi) Improvements, fixtures or mechanical systems shall not be deemed to have a Structural Defect (1) solely by reason of the failure of the improvements, fixtures or mechanical systems to have a design or function satisfactory for a new or unintended use or purpose, (2) solely by reason of the wear and tear associated with the operation of such improvements, fixture or mechanical system, unless the wear and tear is in excess of that which could reasonably be expected based on a limited sight inspection and the inspection report contained in the Investor Due Diligence Package, (3) solely by reason of deferred maintenance, (4) solely by reason of having outlived its useful life or its functional utility, (5) solely by reason of the requirements of any law, rule, regulation or code relating to such improvements, fixtures or mechanical systems which were promulgated, amended, supplemented or otherwise passed or modified after the earlier of the date of (i) construction of the improvements on the Mortgaged Property or Real Property, (ii) the issuance of the certificate of occupancy with respect to such Mortgaged Property or Real Property or (iii) the origination of the related Mortgage Loan, including, but not limited to, the Americans With Disabilities Act of 1990 (as set forth in Chapter 126 of Title 42 of the United States Code), or (6) solely by reason of any combination of the foregoing.

                          (xii) A Natural Condition shall not be deemed to be the sole cause of an increase in the cost to develop Mortgaged Property or Real Property, as the case may be, to the extent any other reason exists independent of such Natural Condition which prohibits, restricts or increases the cost to develop the Mortgaged Property or Real Property, as the case may be (other than the existence of laws, rules or regulations which prohibit or impose obligations in connection with the development of land on which a Natural Condition exists).

                 (c)      Seller shall have the right to elect, within sixty
(60) days of receipt of the Valuation Certificate, at its sole option, to repurchase the Asset for the Repurchase Price within ninety (90) days after receipt of the Valuation Certificate in lieu of making an adjustment in the Initial Purchase Price of any Asset under this Section 5.5. In the event Seller repurchases any such Asset, Seller shall reimburse Purchaser for its reasonable out-of-pocket costs incurred in employing the Valuation Agent to render the Valuation Certificate. If Seller elects to repurchase an Asset pursuant to this Section 5.5(c), such Asset shall be treated as a Deleted Asset and shall not be deemed to be or be treated as a Revalued Asset.

                 (d) Notwithstanding anything contained herein to the contrary, Purchaser shall only be entitled to deliver a Certificate of Defective Asset (i) with respect to an Asset having a Structural Defect if the cost to repair such Structural Defect would require the investment of more than
(a) the Disclosed Remedial Cost Estimate plus (b) the greater of (x) Fifty Thousand Dollars ($50,000), or (y) two percent (2.0%) of the Initial Purchase Price for the applicable Asset (net of any amounts recoverable from third parties), or (ii) with respect to an Asset on which a Natural Condition exists, such Natural Condition would be the sole cause of an increase in the cost to develop the portion of the Mortgaged Property or Real Property, as the case may be, intended to be developed (for the use indicated in the Due Diligence Materials or otherwise provided in writing to Purchaser on or before the Due Diligence Cut-Off Date) of more than (a) the Disclosed Remedial Cost Estimate plus (b) the greater of (x) Fifty Thousand Dollars ($50,000) or (y) two percent (2.0%) of the Initial Purchase Price for the applicable Asset (net of any amounts recoverable from third parties) to be expended to remove or negate the effects of such Natural Condition, in both the case of a Structural Defect and a Natural Condition, as determined by a Seller-Approved Contractor (and such Asset shall not be deemed a Defective Asset or to have a Defect unless the conditions for delivering a Certificate of Defective Asset are satisfied with respect thereto.)

                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Section 6.1      PURCHASER'S REPRESENTATIONS.

         Each of the following representations and warranties by Purchaser is true and correct as of the date of delivery of this Agreement and shall be true and correct on the Closing Date:

                 (a) AUTHORITY; BINDING ON PURCHASER; ENFORCEABILITY. Purchaser is a limited partnership and is duly formed, validly existing and in good standing under the laws of Delaware. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, has the power and authority to execute, deliver and perform this Agreement, and all related documents and all the transactions contemplated hereby, including, but not limited to the authority to purchase and acquire the Assets and servicing thereof in accordance with this Agreement, has duly authorized, executed and delivered this Agreement and, assuming due authorization, execution and delivery by each other party hereto, this Agreement and all the obligations of Purchaser hereunder are the legal, valid and binding obligations of Purchaser, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 (b) CONFLICT WITH EXISTING LAWS OR CONTRACTS. The execution and delivery of this Agreement and the performance of its obligations hereunder by Purchaser will not conflict with any provision of any law or regulation to which Purchaser is subject; or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any organizational document of Purchaser or any agreement or instrument to which Purchaser is a party or by which it is bound, or any order or decree applicable to Purchaser; or result in the creation or imposition of any lien on any of its assets or property which would materially and adversely affect the ability of Purchaser to carry out the terms of this Agreement. Purchaser will obtain any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by Purchaser of this Agreement.

                 (c) DECISION TO PURCHASE. Purchaser is a sophisticated investor and its offer and decision to purchase the Assets are based upon its own independent expert evaluations of the Offering Memorandum, the Due Diligence Materials, the Asset Documents and other materials deemed relevant by Purchaser and its agents. Purchaser has not relied in entering into this Agreement upon any oral or written information from Seller or any of its employees, Affiliates, agents or representatives, other than the Offering Memorandum, the Due Diligence Materials, the Asset Documents and the representations and warranties of Seller contained herein. Purchaser further acknowledges that no employee or representative of Seller has been authorized to make, and that Purchaser has not relied upon, any statements or representations other than those specifically contained in this Agreement.

                 (d) COMPLIANCE WITH REQUIREMENTS OF OFFERING MEMORANDUM. Purchaser (i) complied fully and on a timely basis with all requirements set forth in the Offering Memorandum with respect to its successful offer to purchase Assets described in such Offering Memorandum, which compliance included, but was not limited to, the taking of all actions required to be taken pursuant to the Offering Memorandum on a timely basis and the refraining from taking any actions prohibited pursuant to the Offering Memorandum and (ii) complied fully and on a timely basis with all terms and conditions of the Confidentiality Agreement executed by Purchaser in order to qualify as a prospective purchaser under the Offering Memorandum, which compliance included, but was not limited to, the taking of all actions required to be taken pursuant to the Confidentiality Agreement on a timely basis and the refraining from taking any actions prohibited pursuant to the Confidentiality Agreement. Without limiting the foregoing, neither Purchaser nor any of its Affiliates or agents has communicated with any Mortgagor or guarantor with respect to any Asset, or any other party to the transaction contemplated herein, including any junior or senior lienors on or tenants of the Mortgaged Property or the Real Property, other than a property manager of the Real Property, if any, or any of their respective officers, employees or agents, without the prior written consent of Seller.


                 (e) INCUMBENCY CERTIFICATE. Purchaser has delivered to Seller an incumbency certificate identifying the officers of Purchaser authorized to execute this Agreement and all certificates or other communications which have been or may be delivered hereunder, together with a specimen signature of each such officer.

                 (f) INSOLVENCY OF PURCHASER. Purchaser is not insolvent or bankrupt and there is no pending or threatened insolvency or bankruptcy proceeding of any kind affecting Purchaser or any of its assets, properties or business.

                 (g) VALUATION ASSUMPTIONS. Purchaser acknowledges that the Valuations set forth in the Mortgage Loan and Real Property Schedule were developed within the context of a portfolio sale by Seller's Valuation Agent for the sole purpose of allocating the Initial Purchase Price among the individual Assets in order to provide a method of determining the Repurchase Price or Adjusted Purchase Price in the event any Asset is repurchased or revalued. There are certain standard assumptions as to the timing and amounts of future cash flows, applicable capitalization and discount rates, timing of foreclosures and bankruptcies and other factors that might be different if the Assets had not been valued in the context of this portfolio sale. Purchaser agrees that the use of the Valuations for any purpose other than their intended use as described herein and the disclosure of such Valuations to third parties without Seller's prior consent is strictly prohibited.

                 (h) OBLIGATIONS ASSUMED. At the Closing, Purchaser shall purchase and assume, without recourse or warranty, except as specifically set forth herein, all of Seller's right, title and interest in and to, and obligations in respect of, the Mortgage Loans, and Purchaser covenants and agrees that, with respect to such purchase and assumption, it will perform each and every obligation of Seller to be performed from and after the Closing Date, as set forth in such documents, including, but not limited to, those obligations under outstanding letters of credit and in respect of undisbursed funds, if any, under Mortgage Notes, to the extent and only to the extent that such letters of credit, undisbursed funds and other obligations were fully disclosed to Purchaser in writing prior to the Closing.

                 (i) OPINION OF PURCHASER'S COUNSEL. Purchaser shall deliver on the Closing Date an opinion of counsel for Purchaser (who may be an employee of Purchaser) opining as to the power, authority and legal right of Purchaser to execute and deliver the Loan and Security Agreement and all associated documents entered into by and between Purchaser and Seller or any of their respective Affiliates, and to perform and observe the terms and conditions of such instruments, and as to all other things that Seller reasonably may request in connection therewith, all in form and substance satisfactory to Seller.

                                  ARTICLE VII
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Section 7.1      SURVIVING REPRESENTATIONS AND WARRANTIES OF SELLER.

         Each of the following representations and warranties of Seller is true and correct as of the date of delivery of this Agreement and shall be true and correct in all material respects on the Closing Date:

                 (a) AUTHORITY; BINDING ON SELLER; ENFORCEABILITY. Seller has taken all necessary action to authorize its execution, delivery and performance of this Agreement, has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including but not limited to the authority to sell, assign and transfer the Assets in accordance with this Agreement, has duly authorized, executed and delivered this Agreement and, assuming due authorization, execution and delivery by each other party hereto, this Agreement and all the obligations of Seller hereunder are the legal, valid and binding obligations of Seller, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 (b) CONFLICT WITH EXISTING LAWS OR CONTRACTS. The execution and delivery of this Agreement and the performance of its obligations hereunder by Seller will not conflict with any provision of any law or regulation to which Seller is subject or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Seller is a party or by which it is bound or any order or decree applicable to Seller or result in the creation or imposition of any lien on any of its assets or property, in each case in any manner which would adversely affect the ability of Seller to carry out the terms of this Agreement; and Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by Seller of this Agreement.

                 (c) LEGAL ACTION AGAINST SELLER. There is no action, suit or proceeding pending against Seller in any court or by or before any other governmental agency or instrumentality which would adversely affect the ability of Seller to carry out the transactions contemplated by this Agreement, except as disclosed with respect to any particular Asset in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                 (d) REPRESENTATIONS AND WARRANTIES REGARDING THE ASSETS. Subject to the provisions of Section 7.4 hereof, Seller hereby represents and warrants that, as to each Mortgage Loan, and the Real Property where indicated, the following representations and warranties are true and correct in all respects as of the date of delivery of this Agreement, or as otherwise specified, and shall be true and correct in all respects as of the Closing
Date:

                          (i)     NO DEFENSE BY MAKER.  Except as set forth in
the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date, Seller has neither taken an action nor failed to take an action which would give the Mortgagor a valid defense to the payment in full of the Mortgage Loan that arises from applicable local, state or federal laws, regulations and other requirements pertaining to usury or any other requirements of any federal, state or local law relating to the origination of such Mortgage Loan, including, but not limited to, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws.

                          (ii)    NO COUNTERCLAIMS.  Except as set forth in the
Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date, such Mortgage Loan is not subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense that adversely affects the ability of Seller or its assigns to enforce the provisions of the Mortgage Note or the Mortgage or realize against the Mortgaged Property subject to such Mortgage, and no such claims have been asserted as of the date hereof with respect to the Mortgage Loan, and if so asserted, have either been withdrawn or released.

                          (iii)   AMOUNT OF LOAN.  The outstanding principal
amount of the Mortgage Loan as of the Due Diligence Cut-Off Date was not less than such amount as set forth in the Mortgage Loan and Real Property Schedule and the current interest rate, current required monthly payment, and the Current Fully Extended Maturity Date of the Mortgage Loan are as set forth in the Mortgage Loan and Real Property Schedule.

                          (iv)    ENFORCEABILITY.  The Mortgage Note and the
related Mortgage are each the legal, valid and binding obligation of the maker or obligor thereof, and contain customary and enforceable provisions that, in the event of a breach of a provision thereof, will enable the holder to bring an action or proceeding to foreclose the lien of the Mortgage in accordance with California law, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or law).

                          (v)     SELLER'S OWNERSHIP AND RIGHT TO SELL.  Seller
is the sole owner and holder of the Mortgage Loan and the Real Property and has the right to sell the Mortgage Loan and the Real Property free and clear of any valid claims of third parties.

                          (vi)    NO MODIFICATION.  Seller has not modified the
related Mortgage or Mortgage Note (in the form contained in the Investor File), or satisfied, cancelled or subordinated such Mortgage or Mortgage Note in whole or in part or released all or any portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation or satisfaction, except by written instrument as disclosed in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                          (vii)   DISBURSEMENT OF LOAN PROCEEDS.  The Mortgagor
does not have the right to disbursement of additional loan proceeds or future advances with respect to the Mortgage Loan except as such right is disclosed in the Portfolio Summary Spreadsheet contained in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                          (viii)   CROSS-COLLATERALIZATION.  The Mortgage Loan
is not cross collateralized with any other mortgage loan except as such cross collateralization is disclosed in the Portfolio Summary Spreadsheet contained in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                          (ix)    TRUSTEE'S SALE SET-ASIDE.  Seller has taken
no action that would give the Mortgagor a valid claim to set aside a non-judicial foreclosure of the related Mortgage.


                 (e) INCUMBENCY CERTIFICATE. Seller has delivered to Purchaser an incumbency certificate identifying the officers of Seller authorized to execute this Agreement and all certificates or other communications which have been or may be delivered hereunder, together with a specimen signature of each such officer.

         Section 7.2      DUE DILIGENCE REPRESENTATIONS AND WARRANTIES OF
                          SELLER.

         Subject to the provisions of Section 7.4 hereof, Seller hereby represents and warrants that, as to each Mortgage Loan or Real Property, as indicated below, the following representations and warranties are true and correct in all material respects as of the date of delivery of this Agreement, or as otherwise specified, and shall be true and correct in all material respects as of the Closing Date:


                 (a) DUE DILIGENCE MATERIALS. As of the Due Diligence Cut-Off Date, the Asset Data Sheet, Portfolio Summary Spreadsheet and document inventory, all of which are contained in the Investor Due Diligence Package, reflect accurately in all respects the information set forth in the Asset File with respect to such Asset, provided that such Due Diligence Materials purport only to reflect information as it appears on the face of the documents and other papers in such Asset File and does not purport to verify the accuracy of the facts recited in such documents and other papers.

                 (b) VALIDITY OF COLLATERAL DOCUMENTS. Each Security Agreement related to each Mortgage Loan and referenced in the Due Diligence Materials creates a valid security interest in the property described therein.

                 (c) ASSET DOCUMENTS. The copies of the grant deed in respect of the Real Property, and the Mortgage Note and Mortgage and any documents modifying the terms of the Mortgage Note and Mortgage included in the Due Diligence Materials are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, cancelled or otherwise changed in any respect except as set forth in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                 (d) CONDEMNATION. To the Best of Seller's Knowledge (as hereafter defined), there is no pending or threatened condemnation proceeding or similar proceeding affecting the Mortgaged Property or the Real Property, as the case may be, or any part thereof which could have an adverse effect upon the use of that Mortgaged Property or the Real Property for its intended purposes, except as set forth in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date. As used herein, "to the Best of Seller's Knowledge" means, as to any Asset, knowledge as to which Seller has received written notice or which is the actual present knowledge of the current officers of Seller who are primarily responsible for such Asset, as the case may be, without any independent investigation or inquiry whatsoever, and expressly excluding any knowledge of any other former officer of Seller.

                 (e) LITIGATION. To the Best of Seller's Knowledge as of the Due Diligence Cut-Off Date, there is no litigation, proceeding or governmental investigation pending, or any order, injunction or decree outstanding, existing or relating to any Asset or the related Mortgaged Property which could have an adverse effect upon such Asset, except as set forth in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                 (f) COMPLIANCE WITH LAWS. To the Best of Seller's Knowledge and except as disclosed in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date,
(i) no currently applicable zoning, building, or other federal, state or municipal law, ordinance, regulation, or any restrictive covenant is currently violated by the current maintenance, operation, occupancy, or use of any of the Mortgaged Property or the Real Property, as the case may be, in its present manner such that the violation would adversely affect the current operation, occupancy or other use of the Mortgaged Property or the Real Property and (ii) all licenses, permits, inspections, authorizations, certifications and approvals required by all governmental authorities having jurisdiction over the current operation of the Mortgaged Property and the Real Property have been performed or issued and paid for and are in full force and effect.

                 (g) TITLE INSURANCE. A valid and enforceable ALTA or CLTA policy of title insurance or CLTA owner's binder, as the case may be, or any other form customarily approved by institutional investors in the jurisdiction in which the Mortgaged Property or Real Property is located has been issued by and is the binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property or Real Property is located and, with respect to the Mortgaged Property, in an amount not less than the principal amount of the Mortgage Note secured by such Mortgaged Property at origination and, with respect to the Real Property, in an amount not less than the current appraised value of such Real Property or the amount of the original Mortgage Note that had been secured by such Real Property, whichever is less, and such policy is presently in full force and effect and all premiums with respect thereto have been paid in full. With respect to each Mortgage Loan, each such title insurance policy insures Seller and its successors and assigns that the Mortgage securing such Mortgage Loan is a valid first lien on the Mortgaged Property (or that such Mortgage has the lien priority noted on the Mortgage Loan and Real Property Schedule) and is otherwise free and clear of encumbrances, liens and exceptions having priority over the lien of the Mortgage, subject only to those exceptions set forth in the Due Diligence Materials, and such exceptions are customarily acceptable to institutional lenders in the jurisdiction in which the Mortgaged Property is located. Seller has not, by its action or inaction, adversely affected any of its rights under any such title insurance policy or the priority of any such Mortgage as insured by such title insurance policy. With respect to each Interim Mortgage Loan, Purchaser can obtain during the Due Diligence Period, upon the payment of the applicable premium, a valid and enforceable policy of title insurance, from a title insurer qualified to do busines in the jurisdiction where the Real Property is located, in an amount not less than the Initial Purchase Price for such Asset. Such policy of title insurance shall insure Purchaser and its assigns that such Interim Mortgage is a valid and enforceable first or, with respect to those Assets specifically identified in the Due Diligence Materials as being subject to an existing first lien, second lien on the Real Property described therein and such Real Property is otherwise free and clear of encumbrances, liens, and exceptions having priority over the lien of such Interim Mortgage, subject only to those exceptions set forth in the Due Diligence Materials. No title exceptions contained in any such policy of title insurance adversely interfere with the current use of the related Mortgaged Property or Real Property, except as otherwise disclosed in the Due Diligence Materials or to Purchaser in writing on or before the Due Diligence Cut-Off Date.


                  (h) REAL ESTATE TAXES. As of the Due Diligence Cut-Off Date, there were no unpaid real property taxes due and payable against the related Mortgaged Property or Real Property except as disclosed in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date. For the purpose of this representation and warranty (and otherwise as used in this Agreement with respect to whether real property taxes are "due and payable"), real estate taxes shall not be deemed to be due and payable until the Business Day immediately preceding the date on which such taxes would become delinquent.

                 (i) FLOOD INSURANCE. If, upon origination of the Mortgage Loan or the original obligation secured by the Real Property, the Mortgaged Property or the Real Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and the flood insurance described below has been made available), a flood insurance policy covering improved Mortgaged Property and Real Property only and meeting the requirements of the current guidelines of the Federal Insurance Administrator is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the unpaid principal balance of the Mortgage Loan, (B) the full insurable value of the

Mortgaged Property or the Real Property, as the case may be, or (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973.

                 (j) HAZARD INSURANCE. The Mortgage Loan obligates the Mortgagor thereunder to maintain a hazard insurance policy with a standard mortgagee clause at the Mortgagor's cost and expense and there is maintained such a policy, in an amount not less than the lesser of (x) ninety percent (90%) of the full replacement cost of the Mortgaged Property or (y) the current balance of such Mortgage Loan, irrespective of whether evidence of such policy is available for review in the Investor Due Diligence Package. No notice of claims therefor or lapse in coverage has been received by Seller with respect to any Mortgaged Property, except as set forth in the Due Diligence Materials or otherwise disclosed to Purchaser in writing on or before the Due Diligence Cut-Off Date.

                 (k) ENVIRONMENTAL MATTERS. Either a Phase I or a Phase II environmental inspection report was, to the extent such is available, provided to Purchaser with regard to the Mortgaged Property or the Real Property, as the case may be, prior to the Due Diligence Cut-Off Date. No material amount of Hazardous Substances affects any Asset in excess of the quantities disclosed in the environmental inspection report for such Asset delivered to Purchaser, if any. For purposes of this Section 7.2(k) only, "material" shall mean any amount of Hazardous Substances in violation of law or equal to or in excess of actionable amounts set forth in any applicable or relevant environmental regulation, requirement, guideline, policy or standard promulgated by any local, state or federal governmental entity, or the presence of friable asbestos with respect to any Asset, in excess of the amounts commonly used by like property owners in compliance with such environmental laws to maintain, landscape and operate their properties, and that cannot be remediated for a cost equal to or less than the greater of (i) two percent (2.0%) of the Initial Purchase Price of the Asset, as shown on the Mortgage Loan and Real Property Schedule, or (ii) Twenty-Five Thousand Dollars ($25,000) plus any remediation amount identified in such environmental inspection report. Without limiting any other provision of this Agreement, Seller is not and shall not be responsible or liable in any manner whatsoever for any information or condition disclosed or failed to be disclosed by any environmental inspection report delivered hereunder. For purposes hereof, the Summary of Site Assessment and Site Remediation Activities dated December 1992 delivered to Purchaser in respect of Asset No. 30 shall be deemed to be a Phase II environmental inspection report hereunder.

                 (l) OUTSTANDING CONTRACTS. In respect of all Real Property to be conveyed to Purchaser or a Qualified Affiliate, as the case may be, at the end of the Due Diligence Period, there will be no leases or management, service, supply, security, maintenance or similar contracts with respect to such Real Property other than (i) leases that were in place as of the Due Diligence Cut-Off Date and are reflected in the Due Diligence Materials or, if executed after the Due Diligence Cut-Off Date, were made with the express consent of Purchaser or pursuant to Purchaser's written guidelines delivered to Seller, and (ii) those contracts that may be terminated upon no more than thirty (30) days' notice or that have been approved by Purchaser or Affiliate Purchaser in writing.

                 (m) OBLIGATIONS RESPECTING LEASES. To the Best of Seller's Knowledge in respect of Real Property only and to the extent not previously disclosed to Purchaser in writing, Seller has received no notice of any breach of any lease; there are no brokerage commissions payable with respect to any lease; and there are no contracts running with the land that are not terminable upon thirty (30) days' notice.

                 (n) LEASEHOLD LOANS. Except as disclosed on the Mortgage Loan and Real Property Schedule, there are no ground leases affecting the Mortgaged Property or any part thereof. To the Best of Seller's Knowledge with respect to each leasehold loan described on the Mortgage Loan and Real Property Schedule, except as otherwise disclosed in the Due Diligence Materials:

                          (i)     the ground lease described in the related
Mortgage is valid and enforceable, is in full force and effect, and is binding upon the parties thereto and their respective successors and assigns, in accordance with the terms of such ground lease; provided, however, with respect to Asset No. 21, in the event that Purchaser fails to obtain a waiver or consent from the ground lessor with regard to the assignment of the Mortgage to Purchaser (notwithstanding the diligent efforts of Purchaser to obtain such waiver or consent), such failure shall be deemed a Defect.

                          (ii)    each such ground lease has not been modified,
amended or extended;

                          (iii)   the Mortgagor, as the lessee under each such
ground lease, has performed all obligations under the ground lease to be performed by the ground tenant;

                          (iv)    neither the ground lessor nor Mortgagor, as
lessee under any such ground lease, is in default under such ground lease;

                          (v)     each such ground lease (or memorandum
thereof) has been recorded in the land records in the jurisdiction in which the Mortgaged Property is located purporting to create the leasehold estate prior the recordation of the Mortgage related to such Mortgaged Property; and

                          (vi)    each such ground lease contains leasehold
mortgage loan provisions customarily required by institutional lenders in the jurisdiction in which the Mortgaged Property is located.

         Section 7.3      TERMINATION OF REPRESENTATIONS AND WARRANTIES.

         Each of the Surviving Representations and Warranties in Section 7.1 hereof shall survive the Closing and shall terminate on the Surviving Representation Expiration Date. Each of the Due Diligence Representations and Warranties in Section 7.2 hereof shall terminate upon the termination of the Due Diligence Period, as such may terminate by the earlier to occur of the expiration of time (without prior delivery of a Certificate of Defective Asset) or the delivery to Seller of an Acceptance Certificate with respect to any Asset as provided in Section 5.4(a) hereof; except, however, in the event Purchaser is unable to gain access to any Mortgaged Property in order to perform its environmental due diligence, the Due Diligence Period for the representation and warranty made by Seller in Section 7.2(k) shall survive for a period of ninety (90) days beyond the date on which Purchaser first becomes able to gain such access. The Surviving Representations and Warranties shall survive termination of any Due Diligence Period and the Closing, except as described above, subject to Purchaser's obligation to deliver a Certificate of Defective Asset with respect to a Defect arising from a Surviving Representation and Warranty within the period provided in Section 5.4(b) hereof.

         Section 7.4      SCOPE OF INVESTIGATION AND OTHER DUE DILIGENCE.

         Seller has made certain representations and warranties with respect to the Assets in Sections 7.1 and 7.2. Seller's investigation and other due diligence with respect to the Assets has been limited. Seller has not verified whether the representations and warranties are true and correct. Seller and Purchaser understand that if Seller's representations and warranties are breached, that the Purchaser is limited to the exercise of its rights and the remedies expressly set forth herein. In no event shall a breach of a representation and warranty in this Article VII be used as evidence of or deemed to constitute bad faith, misconduct or fraud even in the event that it is shown that Seller, any Affiliate thereof or any of their respective directors, employees, officers or agents knew or should have known of the existence of information which was inconsistent with any of the representations and warranties provided in this Article VII.

         Section 7.5      ASSERTION OF CLAIMS.

         In the event and at such time as a Claim is brought by a Mortgagor in respect of any of the Assets, the adverse resolution of which would constitute a breach of any representation or warranty made by Seller in this Article VII, Seller, at its option, may (i) participate (at its sole cost and expense) with Purchaser in the defense of such Claim and in the negotiation of any reasonable settlement or compromise thereof, or (ii) repurchase, at the Repurchase Price, the Asset subject to such Claim, or (iii) both.Notwithstanding the foregoing, Seller's right to elect to repurchase an Asset under this Section 7.5 shall be terminated and any such election so made shall be null and void, in the event that Purchaser delivers to Seller in writing an absolute waiver of such breach and of any right Purchaser may have under this Agreement to deliver a Certificate of Defective Asset with respect to such Asset (each, a "Release Notice") and upon Seller's receipt of such Release Notice, Seller shall be relieved of all obligation to repurchase or provide any of the other remedies for a Defective Asset provided under this Agreement with respect to such Asset. If a Release Notice has not been delivered and Seller and Purchaser disagree over the terms of one or more settlement proposals with respect to such Claim, Seller may notify Purchaser that Seller intends to repurchase the Asset subject to such Claim, in which event, if Seller reasonably determines and so notifies Purchaser that such settlement or compromise must be entered into prior to the repurchase of such Asset (e.g., if such settlement or compromise offer would expire and Purchaser and Seller could not effect a repurchase prior to such expiration), and Purchaser immediately thereafter fails to send a Release Notice, Purchaser shall enter into such settlement or compromise for the benefit of Seller (provided Seller advances any funds required in connection with such settlement) as Seller shall direct.The Repurchase Price shall not be affected by such settlement or compromise and Seller shall indemnify, defend, and hold Purchaser harmless from and against any liability or losses relating to such settlement or compromise. In the event Purchaser delivers a Release Notice with respect to such Asset, and Purchaser obtains a release of any and all claims against Seller arising out of such Claim, Purchaser shall have the right to settle such Claim and Seller's right to participate in such setttlement shall terminate. Nothing in this Section 7.5 shall affect Seller's right to defend itself in respect of any Claim that may be brought against Seller.

                                  ARTICLE VIII
                          CERTAIN COVENANTS OF SELLER

         Section 8.1      SELLER COVENANTS.

         Seller covenants and agrees with Purchaser as follows, it being understood and agreed that each of the following covenants and agreements, with the exception of the covenants set forth in Sections 8.1(a), (b), (c), (d), (e) and (g) which shall survive the Closing, shall terminate upon the Closing Date:

                 (a) ACCESS TO RECORDS. From and after the date of its execution of this Agreement, Seller shall make available to Purchaser or cause to be made available to Purchaser for its inspection, copying and reproduction, all non-confidential books and records of the type included in the Asset File that are maintained by, through or for Seller and are related to the Assets.

                 (b) NOTICE TO MORTGAGORS. At the request of Purchaser, Seller shall cooperate with Purchaser in notifying on and after the Closing Date each maker or obligor, or its successors or assigns, under a Mortgage Loan of the assignment thereof from Seller to Purchaser. Such notification shall be made by letter prepared by Purchaser in substantially the form attached hereto as Exhibit I or as mutually agreed by Seller and Purchaser.

                 (c) NOTICE TO TENANTS. With respect to any tenant then sending its rent directly to Seller, at the request of Purchaser, Seller shall cooperate with Purchaser, after the Closing Date as to the Mortgage Loans and any Real Property conveyed on the Closing Date, and on and after each Real Property Closing Date, as such term is defined in the Sales Contract as to any Real Property not conveyed on the Closing Date, in notifying each tenant with respect to any Mortgaged Property, or any Real Property, of the assignment of the Real Property or the Mortgage Loan secured by such Mortgaged Property, as the case may be, from Seller to Purchaser. Such notification shall be by letter prepared by Purchaser in a form mutually agreed by Seller and Purchaser.

                 (d)      CERTAIN PAYMENTS.

                 (i) At the Closing, Purchaser shall receive credit (the "Section 8.1(d) Credit"), in the amount, and applied in the manner, determined by this subsection 8.1(d). The amount of the Section 8.1(d) Credit shall be equal to the sum of the following three amounts (the "Creditable Amounts"):

                          (A)     Any of the following amounts which are
actually received by Seller after the Due Diligence Cut-Off Date and on or before the Closing Date -- any principal payments or prepayments, including Payment in Full, on a Mortgage Loan of any kind or character, including proceeds from any compromises and settlements.

                          (B)     Any of the following amounts which are
actually received by Seller after the Due Diligence Cut-Off Date and on or before the Closing Date -- any net proceeds of the sale of any Mortgage Loan or the sale or condemnation of any Mortgaged Property or Real Property, or hazard insurance proceeds not applied to restore the Mortgaged Property or Real Property or payable to a prior lienor.

                          (C)     Any of the following amounts which are
actually received by Seller on or before the Closing Date, regardless of when they are or have been received by Seller -- the interest component of regular scheduled payments, and prepayments of interest, on the Mortgage Loans, to the extent such payments and prepayments are attributable to periods commencing on or after the Cut-Off Date.

                 (ii) The amount of the Section 8.1(d) Credit shall be applied as follows:

                          (A)     If the Loan and Security Agreement has not
been executed, the entire Section 8.1(d) Credit shall be applied against the cash due from Purchaser at the Closing.

                          (B)     If the Loan and Security Agreement has been
executed, the following two adjustments shall be made:

                                  (1)      Purchaser shall be deemed to have
made a prepayment on account of the Promissory Note in an amount equal to the amount that would be required to be paid under the Loan and Security Agreement if Purchaser, rather than Seller, had received the Creditable Amounts on the day after the Closing (the "Section 8.1 Deemed Prepayment").

                                  (2)      Purchaser shall receive a credit
against the Cash Portion of the Purchase Price equal to the excess, if any, of the amount of the Section 8.1(d) Credit over the amount of the Section 8.1 Deemed Prepayment.

                 (iii) With respect to amounts held by a bankruptcy court, bankruptcy trustee, bankruptcy debtor-in-possession, receiver in foreclosure or similar third party, or similar account or pursuant to a cash collateral order or any other account maintained for the benefit of any Asset, and any amounts actually or constructively received by Seller or Purchaser: (i) if the existence of same was disclosed in the Due Diligence Materials, Seller's interest in same shall be assigned to Purchaser along with all of the other Assets and Asset Documents to be assigned hereunder or, if received by Seller it shall be paid or credited to Purchaser promptly after receipt thereof, or
(ii) if the existence of same was not disclosed in the Due Diligence Materials, Seller's interest in same shall be assigned to Purchaser along with all of the other Assets and Asset Documents to be assigned hereunder and Purchaser shall pay to Seller at the Closing or as soon thereafter as the amount held as of the Cut-Off Date is known, the value of said amount determined by Seller in the manner provided in Exhibit G hereto, utilizing the same assumptions utilized in the Due Diligence Materials (i.e., assuming said amount is received on the projected recovery date and is discounted from that date to the Cut-Off Date). The amount payable to Seller pursuant to (ii) above shall not exceed the sum Seller could retain if said sum was received immediately prior to the Closing Date.

                 (iv)     [Text deleted in original]

                 (v) Any and all payments received by Seller after the Closing Date that would have been included in the Creditable Amounts if received by Seller on or before the Closing Date shall be applied in accordance with the terms of the Loan and Security Agreement.

                 (e) INSURANCE. At the request of Purchaser, Seller shall cooperate with Purchaser in the preparation and mailing by Purchaser to each hazard and casualty insurer, and to the writing agent for each flood hazard insurer, for the Assets a request for an endorsement of its policy of insurance effective on the Closing Date showing Purchaser as the mortgagee or insured named therein, as the case may be, together with instructions that such endorsement be forwarded directly to Purchaser, at the address herein specified for notices.

                 (f) SERVICING. With respect to the Mortgage Loans from the date hereof until the Closing Date, Seller shall service and administer the Mortgage Loans in the manner in which it was servicing such Mortgage Loans immediately prior to the date hereof. Without the prior written consent of the Purchaser, Seller shall not, except as required by law or as a prudent lender, or by the terms of the Asset Documents relating to such Mortgage Loans, or pursuant to previously negotiated settlement or similar contracts entered into or pending as of the Offer Date and disclosed to Purchaser in writing on or before the Offer Date, (i) release any collateral or any party from any liability on or with respect to the Mortgage Loans, (ii) compromise or settle any claims of any kind or character with respect to the Mortgage Loans, (iii) initiate, complete or otherwise take any action with respect to a foreclosure on any of the Mortgaged Property, except to the extent in Seller's reasonable judgment such actions are required pursuant to actions taken prior to the Offer Date, (iv) sell or encumber, or contract to sell or encumber, the Mortgage Loans, or any portion thereof or any interest therein, or (v) agree to any amendments or modifications to any such Mortgage Loan. Seller as servicer, however, may notify Purchaser in the event that an action under (i), (ii),
(iii), (iv), or (v) above should be taken in order to enhance or protect the value of the Mortgage Loans. In such event, Seller shall be absolved of any responsibility it may have to take such action unless written consent to such action has been promptly received by Seller. Upon request of Purchaser, Seller shall disclose to Purchaser the status of any Mortgage Loan foreclosure in progress and any actions taken in connection therewith as of the Offer Date.

        [SECTION 8.1(d)(iv)]

                 (iv) All amounts of delinquent or current interest received by Purchaser after the Closing Date on account of a Mortgage Loan with respect to which a payment default exists as of the Cut-Off Date (that is, there are delinquent amounts due under the Mortgage Loan) shall be applied by Purchaser first against delinquent or current interest due on account of such Mortgage Loan after the Cut-Off Date (in any order determined by Purchaser), and then on account of any delinquent interest due under such Mortgage Loan as of the Cut-Off Date. Amounts received by Purchaser and applied on account of delinquent interest due under a Mortgage Loan as of the Cut-Off Date shall be remitted by Purchaser to Seller promptly after receipt by Purchaser. Seller agrees that Purchaser shall have no obligation to treat any payments received by Purchaser as pre-Cut-Off Date interest, except to the extent agreed to by Purchaser and Mortgagor or as required by applicable law.


                                     43A

                 (g) COOPERATION. From and after the Closing Date, Seller shall in general cooperate with Purchaser, and Purchaser shall cooperate with Seller, in connection with any litigation or other matter involving the Assets, but Seller shall not be required to institute any lawsuit or (unless a Person satisfactory to Seller in Seller's sole discretion agrees to promptly reimburse Seller or shall indemnify Seller in a manner satisfactory to Seller in Seller's sole discretion with respect to any such expense) to expend any material sums of money in connection with such cooperation. On and after the Closing Date, Seller shall promptly deliver, forward and remit to Purchaser any and all bills, invoices, insurance policies, letters, documents and other correspondence or communications of a non-confidential nature relating to the Assets which are received by Seller.

                 (h) ENDORSEMENT OF MORTGAGE NOTE. It is hereby understood and agreed that an endorsement by Seller of a Mortgage Note "without recourse" and "without any representation or warranty, express or implied," whether such endorsement is made on or after the Closing Date, is not intended to diminish, alter or negate in any way Seller's representations, warranties or obligations set forth in this Agreement, including but not limited to, the representations and warranties set forth in Article VII of this Agreement, or constitute a waiver by Purchaser of, or a limitation or modification on, any of the rights or remedies under this Agreement. To the extent Purchaser, following the earlier to occur of the date on which an Asset is accepted by Purchaser or the expiration of the Due Diligence Period with respect to a Mortgage Loan, provides evidence reasonably satisfactory to Seller that the use of an allonge to assign such Mortgage Note, and not an endorsement directly on the Mortgage Note, has adversely affected the marketability of such Mortgage Note or that an endorsement is required under applicable law, Purchaser may request in writing that Seller endorse the Mortgage Note and in connection therewith, Purchaser shall prepare such endorsement (which shall be identical in all respects to the allonge delivered at Closing), deliver the original Morgage Note to Seller and pay all reasonable costs and expenses of Seller in connection therewith (including, without limitation, reasonable attorneys' fees and disbursements). Upon satisfaction of the foregoing conditions, Seller shall sign an endorsement of the Mortgage Note as aforementioned.


                                   ARTICLE IX
                        CONDITIONS PRECEDENT TO CLOSING

         The respective obligations of Purchaser and Seller to complete the purchase and sale of the Assets pursuant to this Agreement are subject to the fulfillment on or prior to the Closing Date of each of the following additional conditions to be fulfilled by the other, unless the same is specifically waived in writing by the party for whose benefit the same is to be fulfilled.
Provided that all conditions to Closing have been satisfied, Purchaser shall be obligated to purchase the Assets at the Closing for the Initial Purchase Price irrespective of the fact that Seller or Purchaser may have knowledge that one or more breaches of Seller's representations and warranties hereunder may exist. Purchaser's purchase of the Assets as to which such breaches or conditions are discovered prior to the Closing shall not operate as a waiver of Purchaser's rights under Section 5.4 or 5.5 hereof.

         Section 9.1      MUTUAL OBLIGATIONS.

                 (a) PERFORMANCE OF COVENANTS. Seller and Purchaser each shall have performed all of its covenants and agreements contained herein which are required to be performed by it on or prior to the Closing Date.

                 (b) REPRESENTATIONS AND WARRANTIES. All of the respective representations and warranties of Seller in Sections 7.1(a), (b), and (c) hereof and of Purchaser in Section 6.1 hereof shall be true in all material respects at and as if made on the Closing Date.

                 (c) GOVERNMENTAL APPROVALS. All requisite federal, state and local governmental and regulatory approvals relating to the transactions contemplated hereby, if any, shall have been obtained.

                 (d) CORPORATE APPROVALS. Seller and Purchaser shall each provide the other with certified copies of corporate resolutions approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, together with customary certificates of incumbency and certificates of good standing, as the others or its counsel may reasonably require.

         Section 9.2      SELLER'S DOCUMENTS.

         Seller agrees to execute, deliver and/or provide to Purchaser the following items, to be delivered at the Closing at the office of Seller or at such other location as Seller may designate:

                 (a) For each Mortgage Loan, to be delivered at Closing at the offices of Seller or such other location(s) as Seller determines, the original Mortgage Note duly endorsed by means of an allonge by Seller to Purchaser, without recourse (except as otherwise provided in this Agreement); the Mortgage; and an assignment of such Mortgage in the form attached hereto as Exhibit C with such modifications as shall be customary and appropriate under local laws for recording in the land records in the jurisdiction in which the related Mortgage Property is located (the "Mortgage Assignment"), transferring and conveying Seller's rights thereunder, as well as its rights, title and interest in the Asset Documents of which such Mortgage Note and Mortgage are a part;

                 (b) For each Asset, to be delivered at the Closing at the offices of Seller or such other locations(s) as Seller determines, the additional Asset Documents and all account histories, payment records and other documents comprising the Asset File for each Asset, including, but not limited to, assignments in blank of Seller's rights under any letter of credit, certificates of deposit or other escrows or deposits and instructions to insurers, financial institutions or others to the extent necessary to provide Purchaser with the right to enforce such Asset Documents. Any fees or charges incurred by Seller in transporting the additional Asset Documents from the location designated by Seller or in taking other steps at Purchaser's request under this Section 9.2(b) shall be paid by Purchaser;

                 (c) Such other assignments, instruments of transfer, and other documents held by Seller as Purchaser may reasonably require and prepare in order to complete the transactions specifically contemplated hereunder including, but not limited to, the assignment of any UCC-1 financing statement for the Mortgage Loans which currently exists for the benefit of Seller;

                 (d) A certificate of Seller reaffirming, subject to the provisions and limitations of Section 7.4, all representations and warranties of Seller under Section 7.1, as of the Closing Date; provided, however, that recourse thereunder shall be limited as set forth in this Agreement;

                 (e) Corporate resolutions, certificates of incumbency and certificates of good standing with respect to Seller as may be required by Purchaser or its counsel pursuant to Section 9.1(d);

                 (f) For each Mortgage Loan, to be delivered at Closing at the offices of Seller or such other location(s) as Seller determines, an assignment of additional collateral for each Mortgage Loan, prepared by Purchaser, in the form of Exhibit C-1 (the "Additional Collateral Assignment"), transferring and conveying to Purchaser Seller's rights thereunder and a Notice to Mortgagor in the form of Exhibit I, prepared by Purchaser;

                 (g) For each Interim Mortgage Loan, an executed Interim Mortgage Note and Interim Mortgage in substantially the forms attached hereto as Exhibit L and Exhibit M (each dated as of the Cut-Off Date); and

                 (h) The Loan and Security Agreement substantially in the form attached hereto as Exhibit K.

         Section 9.3      PURCHASER'S CLOSING ITEMS.

         Purchaser agrees to execute, deliver and/or provide to Seller the following at Closing:

                 (a) The portion of the Initial Purchase Price, and other amounts required under Sections 2.2(b) and (c) hereof, due to be paid by Purchaser to Seller on the Closing Date;

                 (b) A certificate of Purchaser reaffirming all representations and warranties of Purchaser under Section 6.1 as of the Closing Date; and

                 (c) Corporate resolutions, certificates of incumbency and certificates of good standing with respect to Purchaser as may be required by Seller or its counsel pursuant to Section 9.1(d)[; and].

                 (d) The Loan and Security Agreement substantially in the form attached hereto as Exhibit K and a promissory note in an amount equal to the Financed Portion and all other instruments required under the Loan and Security Agreement; and

                 (e)      An opinion of Purchaser's counsel as described in
Section 6.1(i) hereof.

                                   ARTICLE X
                              REPURCHASE BY SELLER


         Section 10.1     MANDATORY REPURCHASE.

         Seller shall be required to repurchase, for the Repurchase Price with respect thereto, any Defective Asset that Seller either (i) has elected to repurchase under Section 5.4 or 5.5 hereof, or (ii) is required to repurchase as a result of its failure to cure the Defect under Section 5.4 or 5.5 hereof within the time periods prescribed therefor, and subject to the following terms and conditions:

                 (a) If Seller has elected to repurchase any Asset, the Repurchase Date for a Defective Asset shall be specified in such election and shall be a date occurring on or before the date thirty (30) days following the date of Seller's election to repurchase such Asset. If Seller is deemed to have elected to repurchase any Asset, the Repurchase Date thereof shall be ninety (90) days after Seller's receipt of a timely Certificate of Defective Asset for any Defective Asset If Seller has elected to cure a Defect and such cure has not been effected, the Repurchase Date for such Defective Asset shall be thirty (30) days after the expiration of the Cure Period for such Defective Asset. In any of the above cases, if such ninetieth (90th) day or thirtieth
(30th) is not a Business Day, the Repurchase Date shall be the first Business Day thereafter.

                 (b) On the Repurchase Date, Purchaser shall convey, or cause Affiliate Purchaser or a Qualified Affiliate, as the case may be, to convey to Seller all right, title and interest in and to the Defective Asset pursuant to a note endorsement by allonge and a mortgage assignment with respect to a Mortgage Loan, or grant deed (or other appropriate form of deed) with respect to Real Property, as the case may be, and other appropriate documents, and shall make all deliveries and take any other actions on substantially the same terms and conditions under which Seller had conveyed such Asset to Purchaser at the Closing, except to the extent of the Defect giving rise to the subject repurchase and except as otherwise provided in
Section 10.2 hereof. If Purchaser or any Affiliate of Purchaser owns the Mortgaged Property at the Repurchase Date, whether through foreclosure, deed in lieu of foreclosure or otherwise, Purchaser shall convey or cause its Affiliate to convey to Seller all right, title and interest in and to such Mortgaged Property, pursuant to a grant deed (or other appropriate form of deed), and other appropriate documents, and shall make all deliveries and take all other actions on substantially the same terms and conditions under which Seller had conveyed the related Mortgage Loan to Purchaser under the Mortgage Assignment, modified in a manner reasonably acceptable to Seller to reflect the fact that Mortgaged Property is being conveyed instead of a Mortgage Loan, and provided that the Mortgaged Property shall be so reconveyed in substantially the same condition it was in when Seller conveyed the related Mortgage Loan to Purchaser pursuant thereto; provided, however, that if the Defective Asset is required to be repurchased and Seller has conveyed to a Qualified Affiliate Real Property, Qualified Affiliate shall be obligated to reconvey or cause to be reconveyed, such Defective Real Property to Seller substantially in the same condition under which Seller had conveyed such Real Property to Qualified Affiliate pursuant hereto.

                 (c) For purposes of this Agreement, conveying such Mortgaged Property or Real Property, as the case may be, in substantially the same condition shall mean that (i) the physical condition of such property shall be the same (normal wear and tear excepted), other than in respect of a fully insured casualty loss, in which event the insurance proceeds shall be assigned to Seller, (ii) the condition of title to any such Asset and all related collateral shall be the same as conveyed, except for any changes thereto such as ownership, which customarily can be expected to occur as a result of exercising remedies under the related Mortgage Loan, (iii) the collateral for such Asset is the same, except to the extent that any of such collateral (including escrows and deposits) was expended for its intended purposes or otherwise in a prudent manner for the related property, in accordance with customary servicing standards of prudent institutional servicers of similar types of Mortgage Loans or Mortgaged Properties, and (iv) there are no Claims of any parties against Seller that were the result of actions of Purchaser or any agents, successors or assigns thereof, other than those as to which Seller shall have received a written indemnification in form and substance acceptable to Seller from a party whose financial condition is satisfactory to Seller for purposes of the indemnification. Purchaser acknowledges and agrees that Purchaser shall indemnify and hold harmless Seller and its Affiliates from and against any Claim directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, or about any Mortgaged Property or Real Property that is to be repurchased hereunder while Purchaser owned, operated, managed or controlled such Mortgaged Property or Real Property, except to the extent that such Claim arises from Seller's breach of the representation made in Section 7.2(k) hereof.

         Section 10.2     REPURCHASE PRICE.

         The repurchase of any Asset by Seller pursuant to Sections 5.4, 5.5 and 10.1 hereof shall be at the Repurchase Price for such Asset.

         If a Defective Asset has any defect that did not exist when such Asset was conveyed to Purchaser, Seller may offset against the Repurchase Price the amount, determined in Seller's reasonable judgment, necessary to accurately and reasonably compensate Seller for the loss of value resulting from the defect. In particular, Seller may reduce the amount of the Repurchase Price by the reduction in the value of a Defective Asset attributable to any (i) failure of Purchaser to service a Mortgage Loan in accordance with applicable law and prudent mortgage loan servicing standards for similar commercial Mortgage Loans or Mortgaged Property, as the case may be, or (ii) failure to reconvey the Mortgaged Property or Real Property, as the case may be, to Seller in a condition that is in substantially the same condition on the date of conveyance determined as provided in Section 10.1(b) hereof (except as may have been approved by Seller in writing), (iii) failure of Purchaser to reconvey the Defective Asset to Seller without any encumbrances other than those encumbrances in existence on the Closing Date, or (iv) any other defect that did not exist when such Asset was conveyed to Purchaser, whether or not attributable to the action or inaction or fault of Purchaser. Notwithstanding the foregoing, the reduction in the Repurchase Price shall not be subject to any such offset if the reduction in the value of the Defective Asset was (x) the direct result of actions taken by Purchaser in good faith as the result of non-negligent judgments made by it in the servicing and enforcement of a Mortgage Loan, and the disposition of the Mortgage Loan and the underlying Mortgaged Property, if any, or the disposition of the Real Property, as the case may be, provided that Purchaser observes prudent commercial mortgage loan servicing standards for similar Mortgage Loans or Mortgaged Property, as the case may be, or (y) with respect to subparagraphs (ii), (iii) and (iv) hereof, such reduction in value did not result from any action or inaction of Purchaser, whether direct or indirect, during any period in which such Asset was held by Purchaser, except that nothing in this paragraph shall limit the rights of Seller under Section 10.1 hereof.


                                   ARTICLE XI
                                    DEFAULT

         Section 11.1     PURCHASER'S DEFAULT.

         In the event Purchaser shall default in its obligations to purchase any Asset or breach a representation or warranty or covenant hereunder, or otherwise fail to perform its obligations under this Agreement prior to the Closing hereunder, the Deposit shall be retained by Seller (after notice and lapse of time as described below), and Seller may avail itself of any rights and remedies it may have at law or in equity, or under this Agreement with respect to any such Purchaser default or breach of representations or warranties. Upon written notification to Purchaser that Seller has declared a default hereunder, and specifying the grounds for such declaration (the "Default Notice"), Purchaser shall have five (5) calendar days after receipt of the Default Notice to notify Seller, in writing, that Purchaser disputes that a default exists, and state the grounds for such dispute by Purchaser. If Purchaser does not notify Seller that a dispute exists within such five (5) calendar day period, Seller shall be unconditionally entitled to retain the Deposit. If Purchaser sends notice of a dispute to Seller within the appropriate time period, Seller shall continue to hold such funds as the Deposit in accordance with the resolution of the dispute. The successful party or parties shall be reimbursed for all expenses, including reasonable attorneys' fees incurred in connection with any successful action brought under this Section 11.1.

         Section 11.2     SELLER'S DEFAULT.

         In the event Seller shall default in its obligations hereunder, then, if prior to Closing, the Deposit shall be returned to Purchaser by Seller (after notice and lapse of time as described below) and Purchaser shall not be entitled to monetary damages, except for direct out- of-pocket expenses proved by Purchaser to have been expended by delivering to Seller documentary evidence thereof satisfactory to Seller, but may avail itself of its equitable rights. Upon written notification to Seller that Purchaser has declared a default of Seller hereunder and specifying the grounds for such declaration (the "Purchaser Default Notice"), Seller shall have five (5) calendar days after receipt of the Purchaser Default Notice to notify Purchaser in writing that Seller disputes that a default exists and state the grounds for such dispute by Seller. If Seller does not notify Purchaser that a dispute exists within such five (5) calendar day period, Seller shall turn over all amounts held by it hereunder to Purchaser. If Seller sends notice of a dispute to Purchaser within the appropriate time period, Seller shall continue to hold such funds as the Deposit in accordance with this Agreement until such time as the dispute has been resolved. The Deposit shall then be disbursed in accordance with the resolution of the dispute. The successful party or parties shall be reimbursed for all expenses, including reasonable attorneys' fees, incurred in connection with any successful action brought under this Section 11.2.

         If such Seller default occurs subsequent to Closing, Purchaser may avail itself of any rights that Purchaser may have at law or in equity or under this Agreement, provided, however, that Purchaser's sole remedy for any Defect in the Assets is to require Seller to elect a remedy for the Assets in accordance with Section 5.4 or 5.5 hereof. Purchaser shall be reimbursed for all expenses, including reasonable attorneys' fees, incurred in connection with any successful action brought under this Section 11.2. Purchaser shall have no right to consequential damages from Seller.

         With respect to a default by Seller which, with regard to this Agreement, does not have a material adverse impact on Purchaser, Purchaser shall have no remedy. In no event shall Purchaser have the right to offset amounts due to Seller under any contract or agreement with Purchaser or any Affiliate of Purchaser or to offset amounts due to Seller against any damages on account of default by Seller hereunder.

                                  ARTICLE XII
                            SUBSEQUENT DOCUMENTATION

         At any time, and from time to time hereafter, upon the reasonable request of Purchaser, and without payment of further consideration to Seller, other than reimbursement for Seller's out-of-pocket expenses, Seller will do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, all such further assignments, transfers, conveyances, confirmations of powers of attorney issued at Closing and assurances as may be required in order to better assign, transfer, grant, convey, assure and confirm to Purchaser, or to collect and reduce to possession, the Assets as provided for herein.

                                  ARTICLE XIII
                    NOTICE OF MORTGAGOR CLAIMS OR LITIGATION

         Purchaser shall promptly notify Seller of any Claim, threatened Claim, or litigation filed by a Mortgagor against Seller which arises from or relates to the Mortgage Loans purchased hereunder.

                                  ARTICLE XIV
                               FILES AND RECORDS

         After the transfer of documents or files to Purchaser pursuant to the terms of this Agreement, Purchaser agrees that Seller at its expense, shall have the continuing right to use, inspect, and make extracts from or copies of any such documents or records, upon reasonable prior notice to Purchaser. Purchaser further agrees to allow Seller at its expense, the temporary possession, custody and use of original documents for any lawful purpose and upon reasonable terms and conditions and upon reasonable prior notice to Purchaser, and Seller shall indemnify Purchaser for any material costs resulting from the loss or misuse of any such documents while in Seller's possession. Before destruction or disposition of any documents or files transferred hereunder, Purchaser shall attempt to give reasonable notice to Seller and to allow Seller, at its expense, to recover the same from Purchaser.

                                   ARTICLE XV
                             SALE OF REAL PROPERTY

         In the event that prior to the Closing Date hereunder Seller forecloses upon a Mortgage Loan or otherwise acquires title to the Mortgaged Property, subject, however, to Section 8.1(f) hereof, Seller and Purchaser agree to amend this Agreement and the Mortgage Loan and Real Property Schedule as appropriate to provide for the sale and transfer of such Mortgaged Property by Seller to Purchaser[ or, if Seller financing is utilized to effect the sale hereunder or otherwise at Purchaser's option, an Affiliate Purchaser or a Qualified Affiliate] in lieu of the related Mortgage Loan.

                                  ARTICLE XVI
                                    NOTICES

         Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally, (c) when transmitted, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail) or (d) on the following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by like notice):

         (a)     If to Seller, at:

                 City National Bank
                 Risk Management
                 606 S. Olive Street, 9th Floor
                 Los Angeles, CA 90014

                 Attention:  Jeffery Puchalski, Executive Vice President
                 Fax:  (213) 629-3677

                 with a copy to:

                 City National Bank
                 Legal Department
                 9701 Wilshire Blvd., Ninth Floor
                 Beverly Hills, CA 90212-2050

                 Attention:  Office of the General Counsel
                 Fax:  (310) 273-5859

         (b)     If to Purchaser, at:
                 WHC-THREE Investors, L.P.
                 c/o WHC-THREE Investors, Inc.
                 85 Broad Street, 19th Floor
                 New York, NY 10004

                 Attention:  Neil Hasson
                             Richard Georgi
                 Fax:  (212) 902-3000

                 with a copy to:

                 Arent Fox Kintner Plotkin & Kahn
                 1050 Connecticut Avenue, N.W.
                 Washington, D.C.  20036

                 Attention:  Mark M. Katz, Esq.
                 Fax:  (202) 857-6395

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication within any corporation or firm to the persons designated to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS

         Section 17.1     SEVERABILITY.

         Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

         Section 17.2     RIGHTS CUMULATIVE; WAIVERS.

         Except as otherwise expressly provided herein, the rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Failure to exercise or any delay in exercising any of such rights also shall not operate as a waiver or variation of that or any other such right. Defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

         Section 17.3     HEADINGS.

         The headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

         Section 17.4     CONSTRUCTION.

         Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

         Section 17.5     ASSIGNMENT.

         This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including the Addenda, Exhibits and Schedules hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns. In no event may Purchaser assign its rights or obligations hereunder without the prior written consent of Seller, except to a lender as collateral for the financing or refinancing of the acquisition of the Assets as provided herein, an Affiliate of Purchaser or a Qualified Affiliate, or as otherwise may be contemplated herein.

         [INSERT 17.5]

         Section 17.6     PRIOR UNDERSTANDINGS; INTEGRATED AGREEMENTS.

         This Agreement supersedes any and all prior discussions and agreements between Seller and Purchaser with respect to the purchase of the Assets and other matters continued herein, and this Agreement contains the sole, final and complete expression and understanding between Seller and Purchaser with respect to the transactions contemplated herein, except for those documents executed and delivered by Purchaser prior to the execution hereof titled Due Diligence Deposit and Review Agreement and the Confidentiality Agreement. This Agreement shall not be altered or modified except by a subsequent writing, signed by Purchaser and Seller.

         Section 17.7     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing any such counterpart.

         Section 17.8     SURVIVAL.

         Each and every Surviving Representation and Warranty made by Seller, each representation and warranty made herein by Purchaser and each covenant made herein by Purchaser or Seller

         [INSERT TO SECTION 17.5]

         In the event Purchaser assigns those certain Asset Sale Agreement and Sales Contract executed concurrently herewith in respect of the Pool 1 sale (herein, the "Pool 1 Agreement" and the "Pool 1 Sales Contract," respectively) to the Permitted Assignee, as such term is defined in Section 17.5 of the Pool 1 Agreement, any default by the Permitted Assignee under the Pool 1 Agreement or Pool 1 Sales Contract prior to and on the Closing that remains uncured shall be deemed a default by Purchaser hereunder and under the Sales Contract.











                                     53A
shall survive the Closing and shall not merge into any document executed as part of Closing, but instead shall be independently enforceable except to the extent expressly limited in this Agreement.

         Section 17.9     GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         Section 17.10  NO THIRD PARTY BENEFICIARIES.

         No person, firm or other entity other than the parties hereto (and their successors and assigns) shall have any rights or claims under this Agreement. No brokerage commission shall be payable to any party in connection with the sale of the Assets except such sales commissions as Seller may previously have agreed in writing to pay certain third parties, which will be payable by Seller.

         Section 17.11  ARBITRATION.

         Any controversy or claim between Purchaser and Seller arising out of or relating to this Agreement or any actions or conduct of either in connection therewith (including, but not limited to, any claim based on or arising from an alleged tort) shall at the request of Purchaser or Seller be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall resolve all claims and defenses or other matters in dispute in accordance with applicable law, including, but not limited to, all statutes of limitation. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. No provision of this Agreement shall limit the right of either Purchaser or Seller to exercise self-help remedies such as setoff, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The institution and maintenance of any action for judicial relief or pursuit of provisional or ancillary remedies shall not constitute a waiver of the right of either Purchaser or Seller to submit the controversy or claim to arbitration if the other party contests such action for judicial relief.

         NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION" PROVISION OF THIS AGREEMENT DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHT TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION" PROVISIONS. IF YOU REFUSE TO

         SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. THE UNDERSIGNED HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION" PROVISION TO NEUTRAL ARBITRATION.


               /s/ DTH                                            /s/ JP
         --------------------                              ---------------------
         PURCHASER'S INITIALS                                SELLER'S INITIALS


         Section 17.12  SELLER FINANCING.

         Seller and Purchaser have not reached final agreement over the terms and conditions of the Seller financing which Seller has offered to Purchaser in connection with this transaction. Accordingly, Seller and Purchaser acknowledge that the Loan and Security Agreement attached as Exhibit K does not represent the final agreement of the parties. In the event Seller and Purchaser do not reach agreement over the terms of such financing (for any reason) on or before November 8, 1993, (i) this Agreement and the Sales Contract shall remain in full force and effect on the basis of an "all cash" transaction, (ii) neither party shall be deemed to be in default as a result of the failure to reach agreement over the terms of the Loan and Security Agreement and the Seller financing, (iii) all references in this Agreement and the Sales Contract to the Loan and Security Agreement and all provisions relating to a Seller financed sale shall be deemed deleted, (iv) the Initial Purchase Price shall automatically reduce to the amount Purchaser submitted on the Offer Date as its "all cash" Initial Purchase Price, and (v) Seller and Purchaser shall promptly enter into an amendment to this Agreement, the Sales Contract, and all supporting documents as necessary, including a revised Mortgage Loan and Real Property Schedule, to reflect such modifications and conforming changes to reflect the terms and conditions of an all cash transaction.


                                  * * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first day of November, 1993.

"Purchaser"                             WHC-THREE INVESTORS, L.P.,
                                        a Delaware limited partnership

                                        By:     WHC-THREE INVESTORS, INC.,
                                                a Delaware corporation,
                                                general partner


                                                By:     /s/ David T. Hamamoto
                                                      -------------------------
                                                Its:        Vice President
                                                      -------------------------


"Seller"                                 CITY NATIONAL BANK, a national
                                         banking association


                                         By:       /s/ Jeffery Puchalski
                                                ---------------------------
                                         Its:     Executive Vice President
                                                ---------------------------

                                                            EXHIBIT "A"
                                                       ALL ASSETS, POOLS 2-6
                                                            mlrp2-6.wk3
                                                                                                        Page 1
                                                                                                       11/05/93


                                                        CITY NATIONAL BANK
                                             MORTGAGE LOAN AND REAL PROPERTY SCHEDULE




Asset    Pool                            Loan
 #        No.    Asset Name               No.      Borrowers Name              Street Address                City
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------
14.00     2    Brookside Apt.           25341     Emil and Jenny Fish       9151 Topanga Canyon Blvd.       Chatsworth
33.00     2    Villa Del Sol Apts       35542     NAP                       10025 De Soto Ave               Chatsworth
48.00     2    Landes & Lancaster       23390,    Landes & Lancaster        45465 25th Street East          Lancaster
                                        40390      Estate, Ltd.
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------
 4.00     3   Bernstein/Michrowski      64641     Bernstein/Michrowski      7405 E. Slauson Avenue          City of Commerce
 4.01     3   Bernstein/Michrowski      64392     Bernstein/Michrowski      7355 E. Slauson Avenue          City of Commerce
 8.00     3   Centinela Studios         64838     Centinela Studios, L.P.   3401 Exposition Blvd.           Santa Monica
18.00     3   West Bernardo             25207,    Frankris Corporation      16160 West Benardo Drive        Rancho Bernardo
               Corporate Center         40207,
                                        40208
22.00     3   Santa Fe Industrial       105       NAP                       2209 So. Santa Fe Avenue        Los Angeles
24.00     3   Ohai                      64293,    Ohai, Reynolds and        13404 Monta Vista               Chino
                                        40293      Dorothy
30.00     3   San Fernando Industrial   36260     NAP                       1501 1st Street                 San Fernando
40.00     3   Sorrento Creek            64944     Ed and Ellen Wong         10350 & 10360 Sorrento          San Diego
               Business Center                                               Valley Road
40.01     3   Roselle Property          64944     Ed and Ellen Wong         10635 - 37 - 39 Roselle Street  San Diego
40.02     3   Sorrento Creek Land       64944     Ed and Ellen Wong         10353 Sorrento Valley Road      San Diego
40.03     3   Scientific Land on        64944     Ed and Ellen Wong         North side of Towne             San Diego
               Towne Center Dr.                                              Centre Drive
42.00     3   12565 Strathern Street    64877     NAP                       12565 Strathern Street          North Hollywood
46.00     3   Anderson Trust            64768     Anderson Family Trust     2800 Anderson Avenue            Palmdale
47.00     3   Anderson Trust            64769     Anderson Family Trust     Westline of 30th East,          Palmdale
                                                                             North of Avenue Q
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------
 1.00     4   Jefferson Industrial      64684     NAP                       SEC Jefferson Ave and           Murrieta
                                                                             Fig Street
 9.00     4   Malibu Highlands          120       NAP                       Thrift Road, Birdella Road      Malibu
                                                                             and Latigo Canyon Road
11.00     4   Lakewood and              114       NAP                       13526 Lakewood Blvd. and        Bellflower
               Rosecrans                                                     9026 Rosecrans Ave.
12.00     4   Palmdale Industrial       64909     NAP                       SWC Avenue P &                  Palmdale
              Development                                                    12th Street East
15.00     4   Foley Family Trust        25252     Foley Family Trust        Palomar Street and              Wildomar
                                                                             Harwood Lane
15.01     4   Foley and Foley           25253     Foley Family Trust        Palomar Street and              Wildomar
                                                                             Harwood Lane
31.00     4   Sepulveda Center          64760     Sepulveda Center          1856, 1864, 1872                West Los Angeles
               Partners, Ltd.                      Partners, Ltd.            S. Sepulveda Blvd.
32.00     4   The Plaza                 64561     NAP                       S/S of Via Princessa btwn       Santa Clarita
                                                                             Sierra Hwy. &
                                                                             Antelope Valley Fwy.
32.01     4   The Arbors                64561     NAP                       S/S of Via Princessa btwn       Santa Clarita
                                                                             Sierra Hwy. &
                                                                             Antelope Valley Fwy.
32.02     4   The Courtyard             64561     NAP                       North line of Via Princessa,    Santa Clarita
                                                                             West of Jason Road
34.00     4   40th St. & Ave. "R"       31058     NAP                       Avenue R & 40th St. East        Palmdale
34.01     4   The Crossroads            35543     NAP                       Via Princessa and               Santa Clarita
                                                                             Sierra Highway
35.00     4   The  Marketplace          64600     NAP                       SW corner of Sierra Highway     Santa Clarita
                                                                             and Via Princessa
36.00     4   Shir Chadash              35977     Shir Chadash -            Victory Blvd. East of           Woodland Hills
                                                   Congregation              Winnetka Avenue
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------
20.00     5   Lamb, Ray and Dianne      25188     Ray and Dianne Lamb       947 East Thousand Oaks Blvd.    Thousand Oaks
25.00     5   Ortega                    25312     Carlos and Eva Ortega     501 S. Atlantic Blvd.           East Los Angeles
33.01     5   Casa Balboa Center        35542     NAP                       16810 Ventura Blvd.             Encino
37.00     5   Fairfax Plaza             23630     NAP                       301 South Fairfax               Los Angeles
44.00     5   Robertson Office Plaza    64866     Jack Slomovic             1030 S. Robertson Blvd.         Beverly Hills
45.00     5   Robertson Office Plaza    64867     Jack Slomovic             1030 S. Robertson Blvd.         Beverly Hills
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------
 5.00     6   Bolsa-Magnolia, Ltd.      25200     Bolsa-Magnolia, Ltd.      9039 Bolsa Avenue               Westminster
 7.00     6   California Oaks, Center   25269     California Oaks           40515-40605 California          Murrieta
                                                   Center, J.V.              Oaks Road
21.00     6   Liberty Square, Ltd.      25383     Liberty Square, Ltd.      9852-9938 Bolsa Ave.            Westminster
28.00     6   Plaza Las Glorias         25409     Plaza Las Glorias, L.P.   SWC Mount Vernon Ave and        Colton
                                                                             Olive Street
38.00     6   Village Faire Shopping    64803     TIO, Ltd./TIL Ltd.        2978 Carlsbad Blvd.             Carlsbad
               Center
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------
Total
- ----     --   ---------------------     -----    -------------------        --------------------------      --------------


                                 EXHIBIT "A"


CITY NATIONAL BANK                                                      PAGE 2
Mortgage Loan and Real Property Schedule                               11/05/93

                                                                                                        Original          Loan
Asset   Pool                                                                           Property           Loan           Balance
  #     No.          Asset Name                       County      State   Zip Code       Type            Balance     (as of 9/30/93)
- -----   ----         ----------                       ------      -----   --------     --------          --------    ---------------
14.00    2    Brookside Apt.                        Los Angeles     CA     91311     Multi-Family        5,600,000       5,592,923
33.00    2    Villa Del Sol Apts.                   Los Angeles     CA     91311     Multi-Family              NAP       4,608,419
48.00    2    Landes & Lancaster                    Los Angeles     CA     NAV       Mobile Home Pk      5,000,000       4,910,617
- -----    -    -----------------------------         -----------     --     -----     --------------   ------------    ------------
 4.00    3    Bernstein/Michrowski                  Los Angeles     CA     90040     Industrial           $626,500         639,702
 4.01    3    Bernstein/Michrowski                  Los Angeles     CA     90040     Industrial          2,000,000       1,781,474
 8.00    3    Centinela Studios                     Los Angeles     CA     90404     Industrial          3,200,000       3,200,000
18.00    3    West Bernardo Corporate Center        San Diego       CA     92128     Industrial/R&D      4,071,000       4,062,905
22.00    3    Santa Fe Industrial                   Los Angeles     CA     90058     Industrial                NAP       2,390,258
24.00    3    Ohai                                  San Bern.       CA     91710     Industrial          3,400,000       3,412,783
30.00    3    San Fernando Industrial               Los Angeles     CA     91341     Industrial                NAP       8,868,901
40.00    3    Sorrento Creek Business Center        San Diego       CA     92121     Industrial/R&D      4,227,900       4,202,687
40.01    3    Roselle Property                      San Diego       CA     92121     Industrial/R&D            NAP             NAP
40.02    3    Sorrento Creek Land                   San Diego       CA     92121     Land                      NAP             NAP
40.03    3    Scientific Land on Towne Center Dr.   San Diego       CA     92121     Land                      NAP             NAP
42.00    3    12565 Strathern Street                Los Angeles     CA     90021     Industrial                NAP       2,109,227
46.00    3    Anderson Trust                        Los Angeles     CA     93550     Industrial          1,900,000       1,860,556
47.00    3    Anderson Trust                        Los Angeles     CA     93550     Land                  500,000         271,565
- -----    -    -----------------------------         -----------     --     -----     --------------   ------------    ------------
 1.00    4    Jefferson Industrial                  Riverside       CA     92562     Land                      NAP      $1,700,000
 9.00    4    Malibu Highlands                      Los Angeles     CA     90265     Land                      NAP       2,280,692
11.00    4    Lakewood and Rosecrans                Los Angeles     CA     90706     Land                      NAP         540,000
12.00    4    Palmdale Industrial Development       Los Angeles     CA     NAV       Land                      NAP         869,278
15.00    4    Foley Family Trust                    Riverside       CA     92362     Land/SFD Homes      7,811,250       3,173,428
15.01    4    Foley and Foley                       Riverside       CA     92362     Developed Lots      2,492,750       2,476,861
31.00    4    Sepulveda Center Partners, Ltd.       Los Angeles     CA     90025     Land                1,250,000       1,250,000
32.00    4    The Plaza                             Los Angeles     CA     NAV       Land                      NAP       1,201,189
32.01    4    The Arbors                            Los Angeles     CA     NAV       Land                      NAP         642,636
32.02    4    The Courtyard                         Los Angeles     CA     NAV       Land                      NAP         372,369
34.00    4    40th St. & Ave. "R"                   Los Angeles     CA     93550     Land                      NAP       2,215,167
34.01    4    The Crossroads                        Los Angeles     CA     93550     Land                      NAP       2,810,018
35.00    4    The Marketplace                       Los Angeles     CA     NAV       Land                      NAP       4,839,113
36.00    4    Shir Chadash                          Los Angeles     CA     91364     Land                3,075,000       3,117,922
- -----    -    -----------------------------         -----------     --     -----     --------------   ------------    ------------
20.00    5    Lamb, Ray and Dianne                  Ventura         CA     91360     Office              1,150,000         938,196
25.00    5    Ortega                                Los Angeles     CA     90022     Office              1,120,000       1,023,368
33.01    5    Casa Balboa Center                    Los Angeles     CA     NAV       Office                    NAP       1,914,657
37.00    5    Fairfax Plaza                         Los Angeles     CA     90036     Office              9,400,000       7,717,084
44.00    5    Robertson Office Plaza                Los Angeles     CA     90035     Office              1,450,000       1,434,113
45.00    5    Robertson Office Plaza                Los Angeles     CA     90035     Office              1,450,000       1,426,968
- -----    -    -----------------------------         -----------     --     -----     --------------   ------------    ------------
 5.00    6    Bolsa - Magnolia, Ltd.                Orange          CA     92683     Retail              4,200,000       4,200,000
 7.00    6    California Oaks Centers               Riverside       CA     92562     Retail             14,800,000      13,322,993
21.00    6    Liberty Square, Ltd.                  Orange          CA     92683     Retail              4,550,000       4,545,002
28.00    6    Plaza Las Glorias                     San Bernard     CA     92324     Retail              8,250,000       8,305,000
38.00    6    Village Faire Shopping Center         San Diego       CA     92008     Retail             12,316,405      12,445,982
- -----    -    -----------------------------         -----------     --     -----     --------------   ------------    ------------

TOTAL                                                                                                 $103,840,805    $132,674,053
- -----                                                                                                 ------------    ------------

                                       Accrued and      Uncollected          Amount
                                         Deferred          Late               Owed             Lien
                                         Interest         Charges       (as of 9/30/93)      Position
                                       -----------      -----------     ---------------      --------
                                           748,691               0           6,341,614         1st
                                               NAP             NAP           4,608,419         REO
                                            30,691               0           4,941,308         1st
                                       --------------------------------------------------------------
                                            $8,268          $4,831             652,801         1st
                                            36,995          15,294           1,833,763         1st
                                            20,000               0           3,220,000         1st
                                           381,910               0           4,444,815         1st
                                               NAP             NAP           2,390,258         REO
                                           846,329               0           4,259,142         1st
                                               NAP             NAP           8,868,901         REO
                                            25,922           1,607           4,230,216         1st
                                               NAP             NAP           See 40.00         2nd
                                               NAP             NAP           See 40.00         1st
                                               NAP             NAP           See 40.00         1st
                                               NAP             NAP           2,109,227         REO
                                            11,631               0           1,872,187         1st
                                             1,813               0             273,378         1st
                                       --------------------------------------------------------------
                                               NAP             NAP          $1,700,000         REO
                                               NAP             NAP           2,280,692         REO
                                               NAP             NAP             540,000         REO
                                               NAP             NAP             869,278         REO
                                           813,744          11,215           3,998,387         1st
                                           581,377           7,880           3,066,118         1st
                                           161,453           1,581           1,413,034         1st
                                               NAP             NAP           1,201,189         REO
                                               NAP             NAP             642,636         REO
                                               NAP             NAP             372,369         REO
                                               NAP             NAP           2,215,167         REO
                                               NAP             NAP           2,810,018         REO
                                               NAP             NAP           4,839,113         REO
                                           485,523               0           3,603,445         1st
                                       --------------------------------------------------------------
                                           304,365           5,081           1,247,642         1st
                                             6,778             971           1,031,117         1st
                                               NAP             NAP           1,914,657         REO
                                         1,197,563          69,318           8,983,965         REO
                                           107,142           6,443           1,547,698         1st
                                            13,975             890           1,441,833         1st
                                       --------------------------------------------------------------
                                           240,109          32,908           4,473,017         1st
                                         3,327,532           6,578          16,657,103         1st
                                            92,675           7,624           4,645,301         1st
                                           443,014           2,984           8,750,998         REO
                                           427,904               0          12,873,886         1st
                                       -----------        --------        ------------       --------
                                       $10,315,404        $175,205        $143,164,692
                                       -----------        --------        ------------

                                                 EXHIBIT "A"              Page 3
                                                                        11/05/93
CITY NATIONAL BANK
Mortgage Loan and Real Property Schedule

                                                                            Last                Approx.    Approx.
                                Superior   Original            Interest    Trans-    Current   Saleable/    Land
Asset Pool                        Lien       Note    Maturity  Paid to     action    Accrual   Rentable     Acre-  No. of  Seller's
  #   No.      Asset Name       Balance      Date      Date      Date      Date       Rate       SF         age    Units     DIV
- ----- ---- ------------------- ---------- --------- ---------- ---------  --------- ---------  ----------  ------  -----  ----------
14.00   2  Brookside Apt.               0   5/10/90  12/31/94  12/24/91   09/15/93       7.25%     81,984    0.00     80  $3,665,441
33.00   2  Villa Del Sol Apts.  2,415,000       REO       REO       NAP        NAP        REO      71,112    0.00    104  $1,896,057
48.00   2  Landes & Lancaster           0   2/14/86  11/01/95  09/01/93   09/01/93       7.50%  1,256,320    0.00    302  $4,506,114
- ------------------------------------------------------------------------------------------------------------------------------------
 4.00   3  Bernstein/Michrowski         0   8/16/89  09/01/94  07/30/93   09/16/93       7.50%     18,320    0.00    NAP    $319,728
 4.01   3  Bernstein/Michrowski         0   3/21/88  09/01/94  07/22/93   09/16/93       7.50%     96,800    0.00    NAP  $1,081,557
 8.00   3  Centinela Studios            0   9/27/90  10/01/91  09/01/93   09/14/93       7.50%     50,570    0.00    NAP  $2,152,089
18.00   3  West Bernardo
            Corporate Center            0   4/19/89  01/04/94  09/01/93   09/14/93       7.50%     62,707    0.00    NAP  $2,304,448
22.00   3  Santa Fe Industrial          0       REO       REO       NAP        NAP        REO      57,500    0.00    NAP  $1,247,017
24.00   3  Ohai                         0   10/5/87  08/01/90  03/14/91   09/22/93       9.50%    152,625    0.00    NAP  $3,424,783
30.00   3  San Fernando
            Industrial                  0       REO       REO       NAP        NAP        REO      50,760    0.00    NAP  $1,492,572
40.00   3  Sorrento Creek
            Business Center             0    4/1/93  04/01/96  09/01/93   09/15/93       7.50%     49,058    0.00    NAP  $2,499,877
40.01   3  Roselle Property     1,000,000 See 40.00 See 40.00 See 40.00  See 40.00  See 40.00      51,537    0.00    NAP         N/A
40.02   3  Sorrento Creek
            Land                        0 See 40.00 See 40.00 See 40.00  See 40.00  See 40.00      85,813    2.28    NAP         N/A
40.03   3  Scientific Land on
            Towne Center Dr.            0 See 40.00 See 40.00 See 40.00  See 40.00  See 40.00   1,469,714   33.74    NAP         N/A
42.00   3  12565 Strathern
            Street                      0       REO       REO       NAP        NAP        REO      31,610    0.00    NAP  $1,180,247
46.00   3  Anderson Trust               0   8/22/90  09/01/95  09/01/93   09/10/93       7.50%     55,290    0.00    NAP  $1,436,108
47.00   3  Anderson Trust               0   8/22/90  12/31/93  09/01/93   09/14/93       8.00%    148,104    1.70    NAP    $117,273
- ------------------------------------------------------------------------------------------------------------------------------------
 1.00   4  Jefferson
            Industrial                  0       REO       REO       NAP        NAP        REO   1,125,590   25.84    NAP    $619,435
 9.00   4  Malibu Highlands                     REO       REO       NAP        NAP        REO     650,786   14.94    NAP    $907,664
11.00   4  Lakewood and
            Rosecrans                   0       REO       REO       NAP        NAP        REO      43,410    1.00    NAP    $305,189
12.00   4  Palmdale Industrial
            Development                 0       REO       REO       NAP        NAP        REO     412,078    9.61    NAP    $107,507
15.00   4  Foley Family Trust           0   8/16/89  01/31/93  05/07/91   12/02/92       7.50%    172,062    3.95    NAP  $2,064,103
15.01   4  Foley and Foley                  8/16/89  01/31/93  01/01/91   07/01/92       7.50%    424,710    9.75    NAP  $1,312,790
31.00   4  Sepulveda Center
            Partners, Ltd.              0   5/10/90  07/01/92  06/17/92   09/10/93      10.00%     16,356    0.38    NAP    $353,815
32.00   4  The Plaza                    0       REO       REO       NAP        NAP        REO     222,592   12.70    NAP  $1,133,049
32.01   4  The Arbors                   0       REO       REO       NAP        NAP        REO     106,722    6.70    NAP    $589,975
32.02   4  The Courtyard                0       REO       REO       NAP        NAP        REO      48,351    1.10    NAP    $286,940
34.00   4  40th St. & Ave "R"           0       REO       REO       NAP        NAP        REO   1,131,689   27.20    NAP    $638,774
34.01   4  The Crossroads               0       REO       REO       NAP        NAP        REO     125,888    3.84    NAP    $671,325
35.00   4  The Marketplace              0       REO       REO       NAP        NAP        REO     439,956   10.10    NAP  $2,030,063
36.00   4  Shir Chadash                 0  10/31/89  04/01/91  09/01/91   08/21/92       7.00%    741,826   17.57    NAP    $823,767
- ------------------------------------------------------------------------------------------------------------------------------------
20.00   5  Lamb, Ray and  Dianne        0   2/27/89  06/01/92  12/14/90   10/14/92       9.50%      8,556    0.00    NAP    $585,729
25.00   5  Ortega                          10/16/89  10/15/93  09/01/93   09/03/93       8.00%     10,763    0.00    NAP    $597,438
33.01   5  Casa Balboa Center           0       REO       REO       NAP        NAP        REO       8,571    0.00    NAP  $1,768,274
37.00   5  Fairfax Plaza                0       REO       REO       NAP        NAP        REO      64,665    0.00    NAP  $4,033,933
44.00   5  Robertson Office
            Plaza                       0   1/25/91  03/01/96  10/07/92   11/05/92       7.50%     11,983    0.00    NAP    $422,773
45.00   5  Robertson Office
            Plaza                       0   1/25/91  03/01/96  09/01/93   09/23/93      11.75%     11,983    0.00    NAP    $673,540
- ------------------------------------------------------------------------------------------------------------------------------------
 5.00   6  Bolsa-Magnolia, Ltd.         0   3/10/89  10/01/92  01/17/93   09/14/93       8.00%     34,911    0.00    NAP  $2,416,017
 7.00   6  California Oaks
            Center                      0  11/20/89  03/01/91  03/22/91   09/24/91       8.00%    126,136    0.00    NAP  $7,610,425
21.00   6  Liberty Square, Ltd.         0   6/22/90  08/01/92  09/23/93   06/28/93       7.75%     48,860    0.00    NAP  $1,472,515
28.00   6  Plaza Las Glorias            0       REO       REO       NAP        NAP        REO     142,347    0.00    NAP  $5,178,142
38.00   6  Village Faire
            Shopping Center             0   7/10/90  05/01/95  04/07/93   09/14/93       7.00%     81,121    0.00    NAP  $5,262,033
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          $3,415,000                                                      10,001,737  182.39    486 $69,188,526
- -----                          ----------                                                      ----------  ------    --- -----------

                                                            EXHIBIT "A"
CITY NATIONAL BANK                                                                                                      Page 4
Mortgage Loan and Real Property Schedule                                                                               11/05/93
- ------------------------------------------------------------------------------------------------------------------------------------
                                                  Initial                    Adjusted
Asset   Pool                                      Purchase       Offer       Purchase             COMMENTS
  #      No.              Asset Name             Price (IPP)   Percentage   Price (APP)
- ------------------------------------------------------------------------------------------------------------------------------------
14.00    2     Brookside Apt.                   4,040,896.08   110.2431%    4,040,896.08
33.00    2     Villa Del Sol Apts.              2,175,824.56   114.7552%    2,175,824.56
48.00    2     Landes & Lancaster               4,474,526.16    99.2990%    4,474,526.16
- ------------------------------------------------------------------------------------------------------------------------------------
 4.00    3     Bernstein/Michrowski               328,806.40   102.8394%      328,806.40  CNB is currently in negotiations with the
                                                                                          borrower to extend the maturity date to
                                                                                          9/1/96.
 4.01    3     Bernstein/Michrowski             1,174,216.16   108.5672%    1,174,216.16  CNB is currently in negotiations with the
                                                                                          borrower to extend the maturity date to
                                                                                          9/1/96.
 8.00    3     Centinela Studios                2,376,476.96   110.4265%    2,376,476.96
18.00    3     West Bernardo Corporate Center   3,396,537.04   147.3905%    3,396,537.04  The Paid to and Last Transaction Dates are
                                                                                          for Loan #25207.
22.00    3     Santa Fe Industrial                 975,451.36    78.2228%      975,451.36
24.00    3     Ohai                             2,920,383.44    85.2721%    2,920,383.44  The Paid to and Last Transaction Dates are
                                                                                          for Loan #64293.
30.00    3     San Fernando Industrial          1,699,631.44   113.8727%    1,699,631.44
40.00    3     Sorrento Creek Business Center   3,301,979.20   132.0857%    3,301,979.20
40.01    3     Roselle Property                          NAP        NAP              NAP
40.02    3     Sorrento Creek Land                       NAP        NAP              NAP
40.03    3     Scientific Land on Towne Center Dr.       NAP        NAP              NAP
42.00    3     12565 Strathern Street             896,858.56    75.9891%      896,858.56
46.00    3     Anderson Trust                   1,515,665.84   105.5398%    1,515,665.84
47.00    3     Anderson Trust                      96,223.92    82.0512%       96,223.92
- ------------------------------------------------------------------------------------------------------------------------------------
 1.00    4     Jefferson Industrial               292,653.92    47.2453%      292,653.92
 9.00    4     Malibu Highlands                   455,520.00    50.1860%      455,520.00
11.00    4     Lakewood and Rosecrans             146,411.20    47.9739%      146,411.20
12.00    4     Palmdale Industrial Development     88,210.72    82.0511%       88,210.72
15.00    4     Foley Family Trust               1,925,310.40    93.2759%    1,925,310.40
15.01    4     Foley and Foley                    584,480.00    44.5220%      584,480.00
31.00    4     Sepulveda Center Partners, Ltd.    362,892.40   102.5656%      362,892.40
32.00    4     The Plaza                        1,157,478.40   102.1561%    1,157,478.40
32.01    4     The Arbors                         554,954.40    94.0641%      554,954.40
32.02    4     The Courtyard                      251,425.20    87.6229%      251,425.20
34.00    4     40th St. & Ave "R"                 120,640.00    18.8862%      120,640.00
34.01    4     The Crossroads                     785,200.00   116.9627%      785,200.00
35.00    4     The Marketplace                  2,245,360.00   110.6054%    2,245,360.00
36.00    4     Shir Chadash                       308,880.00    37.4960%      308,880.00
- ------------------------------------------------------------------------------------------------------------------------------------
20.00    5     Lamb, Ray and Dianne               632,385.52   107.9655%      632,385.52
25.00    5     Ortega                             620,933.04   103.9326%      620,933.04
33.01    5     Casa Balboa Center               1,865,758.96   105.5130%    1,865,758.96
37.00    5     Fairfax Plaza                    3,853,583.76    95.5292%    3,853,583.76
44.00    5     Robertson Office Plaza             530,223.20   125.4156%      530,223.20
45.00    5     Robertson Office Plaza             950,485.12   141.1178%      950,485.12
- ------------------------------------------------------------------------------------------------------------------------------------
 5.00    6     Bolsa - Magnolia, Ltd.           3,269,359.60   135.3202%    3,269,359.60
 7.00    6     California Oaks Center           8,116,444.96   106.6490%    8,116,444.96  CNB is currently in negotiations with the
                                                                                          borrower to extend the maturity date to
                                                                                          5/1/96.
21.00    6     Liberty Square, Ltd.             2,214,447.04   150.3854%    2,214,447.04
28.00    6     Plaza Las Glorias                4,719,116.48    91.1353%    4,719,116.48
38.00    6     Village Faire Shopping Center    7,583,606.16   144.1193%    7,583,606.16
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          73,009,237.60   105.5222%   73,009,237.60
                                               =============   ========    =============





- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit B to
                                                            Asset Sale Agreement

                                    FORM OF

                          ASSET ACCEPTANCE CERTIFICATE


         ____________________________________________________, the Purchaser
under that certain Asset Sale Agreement (the "Agreement"), by and among CITY NATIONAL BANK, a national banking association, as Seller,
______________________________________________________
____________________________________________________________, as Escrow Agent,
and ___________________________________________________________________ as
Purchaser, dated as of ___________________, 1993, hereby certifies that it finally, irrevocably and unconditionally accepts the Asset, identified as [specify pool number and name of Asset], in accordance with Section 5.4(a) of the Agreement.

         Dated the _______ day of _______________________, 1993.

                                           PURCHASER:


                                           ____________________________________
                                           [Corporation/Partnership]


                                           By:  _______________________________

                                           Its:
                                                _______________________________

Recording Requested By And When    |
Recorded Mail To:                  |
_______________________________    |
_______________________________    |
__________________, CA ________    |
Attn: _________________________    |
      _________________________    |
                                   |
- -------------------------------------------------------------------------------
                                       Space Above This Line for Recorder's Use

                                    FORM OF

                              MORTGAGE ASSIGNMENT

                             ASSIGNMENT OF MORTGAGE
                         LOAN FROM SELLER TO PURCHASER


         CITY NATIONAL BANK, a national banking association ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby absolutely sells, transfers, assigns, delivers, sets-over and conveys to _________________________________________________, a
[corporation/partnership] ("Assignee"), without recourse:

         The mortgage or deed of trust loan or loans identified onAttachment A hereto (the "Mortgage Loan"), including the promissory note(s) evidencing any and all liens and security interests securing the payment of the Mortgage Loan and all documents and instruments evidencing, securing or relating to the Mortgage Loan, including, but not limited to, the beneficial interest or mortgagee's interest under the mortgage(s) or deed(s) of trust, and any other documents recorded in the real property or chattel records of the jurisdiction in which the real property or personal property securing such Mortgage Loan is located (to which records reference is made for all purposes) as such documents are more particularly described and referenced onAttachment B hereto.

         This Assignment of Mortgage shall be governed by the laws of the State of California.

         TO HAVE AND TO HOLD the Mortgage Loan, together with all and singular the rights and privileges thereunto in any wise belonging unto Assignee, its successors and assigns, forever.

Dated:   __________________, 1993          CITY NATIONAL BANK, a national
                                           banking association


                                               By:   ___________________________

                                               Its:  ___________________________





                                                                    Exhibit C to
                                                            Asset Sale Agreement

                                                                    Exhibit C to
                                                            Asset Sale Agreement

STATE OF                          )
                                  )        SS.
COUNTY OF                         )



On ___________________________, 19___ before me _______________________________
   Date                                         Name, Title of Officer,
                                                e.g., "Jane Doe, Notary Public"

personally appeared  __________________________________________________________
                                Name(s) of Signer(s)

// personally known to me -OR-          // proved to me on the basis of
                                           satisfactory evidence to be the
                                           person(s) whose name(s) is/are
                                           subscribed to the within instrument
                                           and acknowledged to me that he/she/
                                           they executed the same in
                                           his/her/their authorized
                                           capacity(ies), and that by
                                           his/her/their signature(s) on the
                                           instrument the person(s), or the
                                           entity upon behalf of which the
                                           person(s) acted, executed the
                                           instrument.

                                           WITNESS my hand and official seal.



[SEAL]
                                           _____________________________________
                                           NOTARY PUBLIC

                                                                    Exhibit C to
                                                            Asset Sale Agreement

                                ATTACHMENT A TO
                              MORTGAGE ASSIGNMENT

                          DESCRIPTION OF MORTGAGE LOAN


  Name of Borrower:

  Principal Amount of Note:

  Current Fully Extended Maturity Date:

  Control No.:

  Type of Collateral:

                                                                    Exhibit C to
                                                            Asset Sale Agreement

                                ATTACHMENT B TO
                              MORTGAGE ASSIGNMENT

                       DESCRIPTION OF SECURITY DOCUMENTS

                                                          EXHIBIT C-1 TO THE
                                                        ASSET SALE AGREEMENT

Asset No.__________


                     ASSIGNMENT OF ADDITIONAL COLLATERAL

        CITY NATIONAL BANK, a national banking association ("Assignor"), for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, hereby absolutely sells, transfers, assigns, endorses, delivers, sets-over and conveys to WHC-THREE INVESTORS, L.P., a Delaware limited partnership ("Assignee"), without representation, warranty or recourse, the following:

                 (a) the mortgage note (the "Mortgage Note") identified on Exhibit A attached hereto, together with any and all amendments, supplements, restatements, and modifications thereto (collectively, the "Mortgage Loan");

                 (b) all documents, agreements and instruments evidencing, securing or relating to the Mortgage Loan, including, without limitation, pledge agreements, guarantees, security agreements, financing statements, indemnity agreements, loan agreements, assignments of management agreements and assignment of stock or partnership units ("Collateral Loan Documents"), which includes, but is not limited to, the Collateral Loan Documents identified on Exhibit B attached hereto;

                 (c) all property and other interests securing or relating to the Mortgage Loan, and all proceeds thereof, including without limitation, all rights, titles, interests, claims, escrows, accounts, letters of credit, title insurance policies (except to the extent of any blanket policies carried by Assignor), flood hazard insurance policies, performance bonds, demands, certificates of deposit, causes of action, proofs of claim and judgments, claims and actions against guarantors and any other collateral arising out of and/or executed and/or delivered in or to or with respect to the Mortgage Loan (the "Additional Collateral"), which includes, but is not limited to, the Additional Collateral identified on Exhibit B attached hereto; and

                 (d) any other documents, agreements, instruments or property and all proceeds thereof, relating to the Mortgage Loan or any other agreements or instruments evidencing or securing such Mortgage Loan and held by Assignor or a third party on behalf of Assignor (the "Other Collateral Loan Documents").

        This assignment shall not be recorded.

        TO HAVE AND TO HOLD the Mortgage Loan, the Mortgage Note, the Collateral Loan Documents, the Additional Collateral and the Other Collateral Loan Documents, together with all and singular the rights and privileges thereunto in any way belonging unto Assignee, its successors and assigns, forever.

        Assignor does hereby confirm and ratify the sale, transfer, assignment, delivery, setting over and conveyance of the Mortgage Loan, the Mortgage Note, the Collateral Loan Documents, the Additional Collateral and the Other Collateral Loan Documents to Assignee.

Dated as of November 17, 1993.

                                       ASSIGNOR:

                                       CITY NATIONAL BANK,
                                       a national banking association


                                       By: ________________________________

                                           Name: __________________________

                                           Title: _________________________

                                 EXHIBIT A TO
                     ASSIGNMENT OF ADDITIONAL COLLATERAL

                                  EXHIBIT B

                [IDENTIFIES UNRECORDED ADDITIONAL COLLATERAL]

                                                                    Exhibit D to
                                                            Asset Sale Agreement

                                    FORM OF

                        CERTIFICATE OF DEFECTIVE ASSETS

         Pursuant to Section 5.4(b) of that certain Asset Sale Agreement (the "Agreement") by and among CITY NATIONAL BANK, a national banking association as Seller, ____________________________________________________, as Escrow Agent
and _____________________________________________________________, as
Purchaser, the undersigned hereby certifies to Seller that the Mortgage Loan identified below is a Defective Mortgage Loan, as that term is defined in the Agreement. The Mortgage Loan has a Defect since it breaches the representation and warranty more particularly described as follows, or has a Structural Defect more particularly described as follows and the effect of the claimed Defect(s) on the value of the Mortgage Loan is materially adverse as indicated below [attach additional pages as necessary]:

         A.          Identity of Mortgage Loan ________________________________
                     [Specify pool number and name of Mortgage Loan.]

         B. Detailed description of condition giving rise to, or nature of, the claimed Defect or Structural Defect and state why any claimed Defect has a material adverse effect on the value of the related Mortgage Loan.

         C. Identify section and subsections of the Agreement under which the Defect or Structural Defect is claimed.

         D. Provided detailed evidence of the existence of the Defect including, but not limited to, the identity of, and a copy of any materials provided by, any third party which performed any analysis or provided any cure estimate or any other information with respect to such claimed
                     Defect.


Dated:   _______________________, 1993.

                                                 PURCHASER:

                                                 _______________________________


                                                 By: ___________________________

                                                 Its: __________________________

                                                                    Exhibit E to
                                                            Asset Sale Agreement
                                    FORM OF

                  SUPPLEMENTAL CERTIFICATE OF DEFECTIVE ASSETS

         Pursuant to Section 5.4(b) of that certain Asset Sale Agreement (the "Agreement") by and among CITY NATIONAL BANK, a national banking association as Seller, ____________________ ____________________________________, as Escrow
Agent and ____________________________ ____________________________________, as
Purchaser, the undersigned hereby certifies to Seller that the Mortgage Loan identified below is a Defective Mortgage Loan, as that term is defined in the Agreement. The Mortgage Loan has a Defect since it breaches the representation and warranty more particularly described as follows, or has a Structural Defect more particularly described as follows and the effect of the claimed Defect(s) on the value of the Mortgage Loan is materially adverse as indicated below [attach additional pages as necessary]:

         A. State whether in Purchaser's reasonable judgment the Defect is curable or non-curable.

         B. If, in Purchaser's reasonable judgment, the Defect is curable, provide a detailed description of the proposed cure and reasonable detailed estimated itemized cost of repair or other cure ("Purchaser's Cure Estimate") and attach supporting information prepared by third party expert.

         C. If this certificate is delivered no later than the last day of the Due Diligence Period, state the dollar amount, or percentage of Initial Purchase Price, by which Purchaser would have reduced the Initial Purchase Price with respect to such Mortgage Loan, had Purchaser been aware of such Defect on the Offer Date.


Dated:   ___________________, 199__
                                                PURCHASER:

                                                _____________________________



                                                By:__________________________

                                               Its:__________________________

                                                                    Exhibit F to
                                                            Asset Sale Agreement


                                    FORM OF

                              DELETION CERTIFICATE


         Pursuant to Section 5.4(d) of that certain Asset Sale Agreement (the "Asset Sale Agreement") by and between ______________________________________, as Purchaser, and CITY NATIONAL BANK, a national banking association, as Seller, the undersigned hereby certifies to Seller as follows:

         1.      On ____________________________, 199___, Purchaser delivered to Seller a Certificate of Defective Mortgage Loan with regard to the Mortgage Loan identified as Control No. ____________ on the Mortgage Loan and Real Property Schedule attached as Exhibit D to the Asset Sale Agreement.

         2.      Seller has not cured the Defect in such Mortgage Loan.

         3. Such Mortgage Loan will be subject to repurchase at the Repurchase Price as provided in Section 10.2 of the Asset Sale Agreement if such Defect has not been cured within the Cure Period.

         4. All capitalized terms used herein and not defined shall have the meaning assigned to them in the Asset Sale Agreement.

Dated the _________________ day of ___________________________, 199___.


                                           PURCHASER:


                                           __________________________________
                                           [Corporation/Partnership]



                                           By:_______________________________

                                          Its:_______________________________

                                                          Exhibit G to
                                                          Asset Sale Agreement




                               CITY NATIONAL BANK

                COMMERCIAL MORTGAGE LOAN AND REAL PROPERTY SALE

                             VALUATION METHODOLOGY


I.       DUE DILIGENCE PROCESS

         Asset information was extracted from loan files. The asset information was recorded on Data Sheets which provided a history of the loan transaction and the current status of the loan or real estate owned (REO). Utilizing the information recorded on the data sheets, the property inspections and the market analyses, underwriting and valuation took place. The methodology and procedures presented are not intended to and do not comply with generally accepted accounting and auditing procedures and, therefore, no opinion was expressed in that regard. Likewise, the methodology and procedures do not meet the Uniform Standards of Professional Appraisal Practice for preparation of a market value appraisal as defined by the Appraisal Standards Board of the Appraisal Foundation and should not be relied on to replace or augment appraisal information.

II.      VALUATION METHODOLOGY

          The RTC Valuation Methodology for Portfolio Sales of Commercial Mortgages and Real Estate Owned, otherwise known as "Appendix H," was utilized as the primary standard for arriving at the various factors applied to each asset in underwriting and valuation. These standards were modified where the Financial Advisor, market conditions or the Due Diligence Contractor determined that reasons existed for changing any one or more of the following factors. Otherwise the following standards were utilized in arriving at the stated Derived Investment Value (DIV) also known as "Valuation" in the Offering Memorandum.

III.     UNDERWRITING AND VALUATION ASSUMPTIONS FOR ALL ASSETS

         Discount rates were established for each type of property and the methodology used in valuation of the asset. The discount rates assumed for each property type and valuation methodology are as follows:

                             VALUATION METHODOLOGY


  PROPERTY TYPE         IMMEDIATE      FUTURE DEFAULT      REO      PERFORMING
                         DEFAULT                                      LOANS
  Multifamily              14%             13.5%           12%        500(1)

___________________
(1)  Basis points over Treasuries of comparable maturities.

                                                                    Exhibit G to
                                                            Asset Sale Agreement


  PROPERTY TYPE       IMMEDIATE       FUTURE DEFAULT      REO       PERFORMING
                       DEFAULT                                        LOANS
  Commercial             16%             15.5%            14%          600
  Entitled Land          20%             19%              17%          NAP
  Raw Land               22%             21%              18%          NAP

         The above discount rates were adjusted up or down 200 basis points based on whether there were 2nd Lien or Wrap Notes. Adjustments were made as available information justified making such adjustments. In the cases where a different discount rate was used, the justification was documented in the underwriting and valuation summaries.

IV.      PERFORMING LOANS VALUATION METHODOLOGY

         4.1 Loans were valued in accordance with Seller guidelines as the lesser of the following:

                 4.1.1    Face amount of the loan balance as of 08/03/93; or

                 4.1.2 Present value of the cash flows of the loan assuming the discount rates noted in Section III.

         4.2 To calculate expected cash flows for the loans, the following assumptions were used:

                 4.2.1 interest rates at current stated interest rate, or at stated interest rates at time of maturity;

                 4.2.2 principal payments assumed to be made as scheduled, including balloon payments;

                 4.2.3 adjustable rate loans assumed a constant interest rate environment; and

                 4.2.4 extension options assumed loan was extended at contractual terms.

V.       CASH FLOW METHODOLOGY

         For all property types, the methodology for valuing real estate owned
(REO) and for real estate collateralizing permanent mortgage loans was a discounted cash flow concept. DIVs were calculated based upon the discounted value of the estimated future net cash flows. The valuation period was assumed to begin July 1, 1993. Estimated revenue and expenses were projected based

                                                                    Exhibit G to
                                                            Asset Sale Agreement

upon analysis of existing property operations as well as limited research into the competitive market.

         DIVs on land were generated by utilizing comparable land sales within the market area and to the extent practical a land residual analysis was prepared.

         5.1     Revenue

                 5.1.1 Rental rates were based on a comparison of historical actual, street rents at the subject property and street rents at comparable properties. Street rents were obtained from the inspections of each property. Office and retail rents for occupied space were based on actual rents so long as actuals were in line with market rents. Rents for vacant space were based on current market rents. Rental rates were effective rents adjusted for free rent and other concessions that may be amortized over the term of the lease. Rental rates were assumed to increase no more than four percent (4.0%) per year. Lease renewals were projected at fifty percent (50%) on commercial and retail properties unless otherwise justified.

                 5.1.2 Stabilization was defined as occupancy at which similar properties within the subject market were able to maintain. Non-stabilized property occupancy was projected at market levels within the submarket. Any vacancies existing after the date of stabilization were assumed to be permanent.

                 5.1.3 Other income was based upon historical revenues where available. When not available, industry standards were used.

         5.2     Operating Expenses

                 5.2.1 In all cases, the following expenses were utilized in estimating operating expenses for each property. They were:

                          a.  property taxes;

                          b.  insurance;

                          c.  general and administrative;

                          d.  utilities;

                          e.  repairs and maintenance;

                          f.  property management;

                          g.  ground rents, if applicable;

                                                           Exhibit G to
                                                           Asset Sale Agreement

                          h.  miscellaneous/all other; and

                          i.  reserves.

                 Where available, actual property data were used in estimating operating expenses. When actual data were not available, IREM, and/or area surveys and other reliable sources were used. Operating expenses were assumed to increase at four percent (4.0%) per annum.

                 5.2.2 Property tax information was based on current assessed value, however minimum annual increases were projected at two percent (2.0%).

                 5.2.3 Property management fees were projected as five percent (5.0%) of effective gross income with a minimum acceptable of three percent (3.0%) of gross potential income.

                          There were other factors that influenced the
valuation process depending on type of property. In general the condition of the property had an impact on valuation. Deferred maintenance and required capital expenditures had an impact on total operating expenses and net cash flow.

         5.3 Upon recovery of the property, a 12-month marketing period was assumed in order to sell the property:

         5.4 Terminal capitalization rates varied by property type, location and special market circumstances. The assumed capitalization rates used for each property type within the portfolio were as follows:


                 Multifamily  . . . . . . . . . . . . . . .  9.0%
                 Retail . . . . . . . . . . . . . . . . . . 10.5%
                 Office . . . . . . . . . . . . . . . . . . 11.0%
                 Industrial . . . . . . . . . . . . . . . . 11.0%

                 The capitalization rates above were adjusted upwards or downwards if market conditions warranted.

                  Selling and closing costs were projected at six percent (6.0)% for all properties.

         5.5     Land

                 The DIV for Land was valued utilizing primarily sales comparable information and, to the extent practical, a land residual analysis was prepared. Where specific information was available to support lot sales, that information was utilized in the overall value.

                                                                    Exhibit G to
                                                            Asset Sale Agreement

                 5.5.1    Revenue

                 No revenue other than sales proceeds was assumed. No land within the portfolio had significant income streams from which to compute cash flow information.

                 5.5.2    Expenses

                 Annual operating expenses were estimated based upon historical information when available. Operating expenses considered in the valuation were:

                          a.      property taxes;

                          b. insurance (an estimate of $25 per acre was used with a minimum of $250 per year and maximum of $3,000 per year unless more accurate information was available); and

                          c. ground maintenance and security (a minimum amount of $10,000 per year was used unless more accurate information was available).

                 All operating expenses were assumed to increase a minimum of [four] percent (4.0%) per year. In no event were property taxes increased less than [two] percent (2.0%).

         5.6     Estimated Net Sales Proceeds

                 Capitalized NOI and appraisal information, comparable sales, and to the extent practical, a land residual analysis, to establish the current value of the property. Where appraisal information was considered inadequate, recent sales comparables were used.

VI.      NON-PERFORMING LOAN VALUATION METHODOLOGY

         Mortgage loans that have matured and are currently not paying or are anticipated to default during the term of the loan or at maturity were valued at the lesser of:

         6.1     Face amount of the loan; or

         6.2 Present Value of the Estimated Future Cash Flows of the loan (Future Default), assuming the discount rates in Section III; or

         6.3 Present Value of the Cash Flows from the underlying collateral adjusted for timing and cost of foreclosure (Immediate Default). /// /// ///

                                                                    Exhibit G to
                                                            Asset Sale Agreement

         Loan cash flows under item 6.2 were equal to contractual loan payments through default, payments received during bankruptcy/foreclosure proceedings, and property cash flows through sale.

VII.     DEFAULT ASSUMPTIONS

         7.1     Default Date

                 It was assumed that default would occur when the property could no longer support the required payment or the loan matured and the terminal value did not support the payoff of the loan. This could be caused by economic changes, changes in payment requirements, interest rates or maturities.

         7.2     Timing of Foreclosure and Bankruptcy

                 On the Default Date, the holder of the note was assumed to initiate foreclosure proceedings and exercise all rights and remedies available. The borrower is likely to exercise certain defense tactics, including bankruptcy, designed to delay the lender's ability to recover the collateral. Even though most of the assets are owned by single purpose, limited debt entities, borrowers have had increasing success in stalling the resolution of these cases through several techniques. The most common technique is the filing of an inadequate plan of reorganization. It was assumed that bankruptcy is filed in all foreclosure cases and that the holder of the note is successful in recovering the property.

                 Foreclosure timing varies based on state laws and whether legal action may be pursued through judicial or non-judicial proceedings. It has been assumed that foreclosure and bankruptcy proceedings will take, on average, 15 months as California is a non-judicial foreclosure state. This period is adjusted to reflect those cases where the recovery period may be less than the average, such as the case of negotiated Deed in Liens and lengthen the case of multiple assets.

         7.3     Cash Flow During Foreclosure/Bankruptcy

                 During the default period and the bankruptcy proceedings, the borrower may have the ability to retain the cash flow from the property rather than remit it to the holder of the note.

                 The note holder can defend rights to the property cash flow by either appointing a receiver or obtaining a Cash Collateral Order (CCO). It has been assumed that, in either case, this defense will take, on average, ninety (90) days from the bankruptcy filing date.

                 The level of Property Cash Flow during the receiver/CCO period will be reduced by one of two things. First, if a receiver has been appointed, the receiver will collect all of the cash flow, but will charge a fee for his services. Second, if a receiver is not appointed it will be assumed that the borrower will have adequate control to reduce cash flow by overstating

                                                                    Exhibit G to
                                                            Asset Sale Agreement

expenses or understating rents. In either case it was assumed that only eighty-five percent (85%) of cash flow was turned over to the court. It is further assumed that the court collects the cash flow during foreclosure/bankruptcy and the lender receives the cash flow at termination of the proceedings.

         7.4     Legal Expenses

                 Legal expenses incurred in bankruptcy and foreclosure were assumed to be the greater of [five] percent (5.0%) of collateral value with a minimum of or [$50,000.00] with a cap of [$300,000.00]. Legal expenses were adjusted for multiple entity borrowers and some very large balance loans.

         7.5     Guarantees

It was assumed that no collections would be made or guaranteed.

         7.6     Recovery

                 On the Recovery Date, the holder of the note was assumed to have received all funds accumulated in accordance with CCO. Legal fees, delinquent real estate taxes, senior debts and deferred maintenance had the effect of reducing the amount of recovery.

                                                                    Exhibit H to
                                                            Asset Sale Agreement


                                   Form of

                            VALUATION CERTIFICATE


        Pursuant to Section 5.4 of that certain Asset Sale Agreement (the "Agreement"), by and between _________________________________________________
("Purchaser"), _______________________________ ("Purchaser"), and City National
Bank, a national banking association ("Seller"), the undersigned firm, appointed pursuant to Section 5.5(b)(i) of the Purchase Agreement ("Valuation Agent"), hereby represents that (i) it prepared estimated cash flows and present value calculations regarding the [Mortgage Loan/Real Property] listed as Control Number ______ on the Mortgage Loan and Real Property Schedule attached to the Agreement as Exhibit A thereto (the ""Valuation"); (ii) the Valuation Reports thereon are attached hereto and reference is made to them for their content;
and (iii) the procedures by which the Valuation was prepared, the estimates and the assumptions, including any provided or prescribed by Seller, upon which the Valuation was prepared, and the limitations attending any use of the Valuation, are described in the Valuation Report, and in Exhibit G to the Agreement, copies of which are attached to this Valuation Certificate, and reference is made to the Valuation Report and Exhibit G for their content.

        The undersigned firm hereby represents that copies of this Valuation Certificate and attachments hereto have been delivered to Purchaser as of the date hereof. The undersigned Purchaser hereby represents that it has received such copies of this Valuation Certificate and attachments hereto as of the date hereof and that Purchaser is familiar with their contents.

        Dated the ________ day of ____________________, 1993.


PURCHASER                               VALUATION AGENT


By:   __________________________        By:   __________________________

Its:  __________________________        Its:  __________________________

                                                           Exhibit I to
                                                           Asset Sale Agreement




                                    FORM OF

                              NOTICE TO MORTGAGORS


                       _________________________, 199___


[Name and Address of Mortgagor]


         Subject:         City National Bank

                 Property Name:
                 Loan No.:
                 Original Loan Amount:  $________________
                 Note Dated:


Gentlemen:

         The above mortgage loan ("Loan") has been sold and conveyed to
______________________________________________________________________________
("Purchaser") by CITY NATIONAL BANK, a national banking association. Purchaser has designated [A LOCKBOX] [A DEPOSITORY ACCOUNT] for the collection of interest, principal, escrows and other charges under the Loan. In order to receive credit for payments under the Loan, all payments should be made in accordance with the directions set forth in this letter.

         You are hereby irrevocably and unconditionally authorized and directed that each payment of interest, principal, escrows or any other charge by you under the Loan is to be made in the form of a check made payable to the order of:

         _____________________________________________________________________

and delivered to the following address:

         _____________________________________________________________________

         Payments that are not made in accordance with this authorization and direction will not be credited to payment of such interest, principal, escrows or other charges under the Loan until otherwise properly directed. Please contact Purchaser at the address and phone number given below if you have any questions or comments on this matter:

         [Corporation/Partnership]:

         _____________________________________________________________________

                                                                    Exhibit I to
                                                            Asset Sale Agreement


         Telephone: _________________________

         Attention: _________________________

         Thank you for your cooperation.


                                        CITY NATIONAL BANK, a national banking
                                                  association



                                           By:  ________________________________

                                          Its:  ________________________________

                                                          Exhibit J to
                                                          Asset Sale Agreement




                          REAL PROPERTY SALES CONTRACT


         THIS REAL PROPERTY SALES CONTRACT (the "Contract") is made and entered into as of the first day of November, 1993, by and between (i) WHC-THREE Investors, L.P., a Delaware limited partnership having an office at c/o WHC-THREE Investors, Inc., 85 Broad Street, 19th Floor, New York, New York 10004 ("Affiliate Purchaser"); and (ii) CITY NATIONAL BANK, a national banking association, including any subsidiary thereof holding title to any Real Property under this Contract ("Seller"). Capitalized terms not otherwise defined herein shall have as their meaning the definition ascribed to such terms in the Asset Sale Agreement of even date herewith (the "Asset Sale Agreement").

                              W I T N E S S E T H:

         WHEREAS, Seller is the owner (i) in fee simple of certain parcels of commercial land, including all improvements, fixtures, easements and other appurtenances and (ii) leasehold estates, if any, each of which will, as of the Closing Date, be encumbered by Interim Mortgage Loans (each a "Parcel of Real Property" and collectively, the "Real Property"), as further described in Exhibits A-1 through A-17 attached hereto and incorporated herein by reference; and

         WHEREAS, Seller, and Affiliate Purchaser (the "Purchaser"), have on the date hereof entered into the Asset Sale Agreement, whereby Purchaser agreed to purchase certain Mortgage Loans and to cause Affiliate Purchaser to purchase certain Real Property from Seller pursuant to the terms and conditions set forth in the Asset Sale Agreement and Purchaser and Seller have agreed to enter into a Loan and Security Agreement (the "Loan and Security Agreement") for the financing of the sale of the aforementioned Mortgage Loans and Real Property; and

         WHEREAS, Seller has agreed to sell the Real Property to Affiliate Purchaser and Affiliate Purchaser has agreed to purchase said Real Property from Seller, at the price and upon the terms and conditions hereinafter set forth; and

         WHEREAS, Affiliate Purchaser has agreed that Seller will continue to own and manage the Real Property prior to the Real Property Closing Date, but shall amend the existing management contracts with the managing agents for the Real Property to reflect Seller's and Affiliate Purchaser's agreement regarding the management of the Real Property from said date until the dates Affiliate Purchaser or its assignee takes title to each Parcel of Real Property as more particularly described herein;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                                                    Exhibit J to
                                                            Asset Sale Agreement

         1.      PURCHASE AND SALE OF REAL PROPERTY.

                 1.1      On the Real Property Closing Date (as defined in
Section 3 hereof) for each Parcel of Real Property, and subject to the terms and conditions set forth in this Contract and the Asset Sale Agreement, Seller agrees to sell, assign, transfer and deliver to Affiliate Purchaser or a Qualified Affiliate, and Affiliate Purchaser, on behalf of itself and the Qualified Affiliate, agrees to purchase, acquire and accept such Parcel or Parcels of the Real Property from Seller.

                 1.2 In addition to the Real Property, this sale includes all of Seller's (herein, "Owner") right, title and interest in and to the following:

                          1.2.1   All easements, covenants and other rights
appurtenant to said Real Property, and all right, title and interest, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining said Real Property and to the center line thereof;

                          1.2.2   All furniture, fixtures, equipment and other
personal property (except items owned by tenants) which are now, or may hereafter prior to the Real Property Closing Date be placed in or attached to the Real Property;

                          1.2.3   To the extent same may be transferred under
applicable law without consent (unless obtained by Purchaser), all licenses, permits and authorizations presently issued in connection with the operation of all or any part of the Real Property or necessary to operate the Real Property as it is presently being operated;

                          1.2.4   To the extent same may be assigned without
consent (unless obtained by Purchaser), all warranties, if any, issued to the Owner by any manufacturers and contractors in connection with construction or installation of equipment included as part of the Real Property;

                          1.2.5   To the extent assignable and same are to be
assigned hereunder (at the election of Affiliate Purchaser) to Affiliate Purchaser or a Qualified Affiliate at the Real Property Closing Date for each Parcel of Real Property, all service, supply and maintenance contracts (if any) held by the Owner with respect to the Real Property and its mechanical equipment, elevators and other elements;

                          1.2.6   To the extent assignable without consent
(unless obtained by Purchaser) all trade names and general intangibles relating solely to the Real Property;

                          1.2.7   To the extent assignable, all leases of all
or any part of the Real Property; and

                          1.2.8   All other rights, privileges and
appurtenances to which Affiliate Purchaser may be entitled under the Contract or the Asset Sale Agreement, including but

                                                                    Exhibit J to
                                                            Asset Sale Agreement

not limited to tenant security deposits to the extent held by Owner, utility capacity, utility reservation deposits and refunds in connection therewith; and

                          1.2.9   Hazard insurance and condemnation proceeds
received by Owner and payable to Purchaser pursuant to Section 8.1(d) of the Asset Sale Agreement with respect to the Real Property and not applied to amounts due on the Mortgage Loan or to the repair of the Real Property.

         2.      PURCHASE PRICE.

         The purchase price of each Parcel of Real Property shall be the Initial Purchase Price consisting of the sum of One Hundred Dollars U.S. ($100.00) cash plus taking title thereto in satisfaction of the debt owing on the respective Interim Mortgage (as hereinafter defined) (collectively, the "Purchase Price"), subject to adjustment as set forth below, and shall be paid as follows:

                 2.1 The Initial Purchase Price, One Hundred Dollars ($100.00), shall be paid, in cash or by bank wire transfer for each Parcel of Real Property, payable on the Real Property Closing Date as such term is defined below.

                 2.2 One or more Qualified Affiliates shall take title to the Real Property designated "industrial" on the Mortgage Loan and Real Property Schedule, as such term is defined in the Asset Sale Agreement, which, as of the date hereof, shall be subject to one or more Interim Mortgage Notes, as such term is defined in the Asset Sale Agreement, and Interim Mortgages, as such term is defined in the Asset Sale Agreement, in favor of Purchaser, and another Qualified Affiliate or Qualified Affiliates shall take title to the remaining Real Property not designated "industrial" on the Mortgage Loan and Real Property Schedule, which, as of the date hereof, shall be subject to one or more Interim Mortgage Notes and Interim Mortgages, each of which Interim Mortgage Loans is in the principal amount shown on Exhibit C hereto, with interest thereon payable at the Applicable Rate, as such principal may be adjusted to reflect the Adjusted Purchase Price of each Parcel of Real Property, and payable monthly. Concurrently with the transfer of title to a Qualified Affiliate with respect to each Parcel of Real Property, the Interim Mortgage Note shall be marked Paid in Full and, along with the Interim Mortgage, reconveyed to Seller.

         3.      REAL PROPERTY CLOSING DATE.

                 3.1 The closing of the purchase and sale for each Parcel of Real Property (each, a "Real Property Closing Date") shall occur no later than the last day of the month in which the following date occurs: the earlier of (i) ten (10) calendar days after the termination of the Due Diligence Period for the related Interim Mortgage Loan unless a Certificate of Defective Asset under the Asset Sale Agreement has been delivered to Seller prior to the expiration of the Due Diligence Period, in which event the Real Property Closing Date for such Parcel of Real Property shall be extended until the Defect listed in such Certificate of Defective

                                                                   Exhibit J to
                                                           Asset Sale Agreement

Asset is cured; or (ii) thirty (30) days after the date Seller receives an Acceptance Certificate for the Interim Mortgage Loan secured by or related to the Real Property. On each Real Property Closing Date, Seller shall deliver to the Qualified Affiliate a deed in substantially the form attached to the Asset Sale Agreement as Exhibit N. The conveyance under such deed shall be made subject to a lien in favor of Seller in an amount equal to seventy-five percent (75%) of the Adjusted Purchase Price of the related Real Property, evidenced by a mortgage in the form of Exhibit M to the Loan and Security Agreement.

         Affiliate Purchaser or its assignee Qualified Affiliate shall have the option to purchase any Parcel of Real Property prior to the aforementioned date upon ten (10) days' prior written notice, provided however, that Seller shall not be required to close the sale of Real Properties more than once per month. Each such closing (collectively, the "Real Property Closing") shall be held at the offices of Seller's counsel, or at such other place that Seller and Affiliate Purchaser or any Qualified Affiliate that will take title to the Real Property, as the case may be, may agree.

                 3.2 The following items of expense shall be adjusted as of midnight of the day immediately preceding the Real Property Closing Date for each Parcel of Real Property:

                          3.2.1   Real estate taxes with respect to each Parcel
of Real Property. If the rate or amount of such taxes shall not be fixed prior to the Real Property Closing Date, the adjustment thereof at each Real Property Closing Date shall be upon the basis of the rate for the preceding fiscal year applied to the latest assessed valuation (or other basis of valuation) and the same shall be further adjusted when the rate and valuation for the current fiscal year is fixed. Affiliate Purchaser or any Qualified Affiliate that will take title to the Real Property shall receive a credit for the amount of all unpaid assessments (whether special or general) that have been levied or are payable with respect to any Parcel of Real Property prior to the Real Property Closing Date with respect to such Parcel of Real Property and that have not been deposited into the Estimated Accrual Account under Section 3.3 below;

                          3.2.2   Water and sewer service charges, and charges
for all other public utilities (if any);

                          3.2.3   Rents, provided, however, that (A) Purchaser,
Affiliate Purchaser or any Qualified Affiliate that will take title to the Real Property shall receive a credit for any rents paid to Seller by tenants of each Parcel of Real Property for rent applicable to the period from each Real Property Closing Date and thereafter, and (B) in the event that prior to each Real Property Closing Date, Seller is unable to collect all rents due and owing for any period after the Due Diligence Cut-Off Date and prior to the Closing Date, Purchaser, Affiliate Purchaser or the Qualified Affiliate shall use its best efforts (but shall not be obligated to institute or prosecute any litigation) to collect such amounts from tenants and pay the same to Seller. Any such payments relating to any period after the Closing Date and prior to such Real Property Closing Date shall be paid to Seller for the benefit of Purchaser as amounts due under the related Interim Mortgage. Any rent collected by Purchaser, Affiliate Purchaser or the Qualified Affiliate from a tenant who owes delinquent rent as of each Real Property Closing Date will first be

                                                                   Exhibit J to
                                                           Asset Sale Agreement

credited to rent accruing on and after each Real Property Closing Date and due as of the date of its collection until such rents are fully current and further provided that nothing contained herein shall preclude Seller from using efforts to collect such delinquent amounts from tenants. Purchaser, Affiliate Purchaser or the Qualified Affiliate shall also receive a credit for the amount of all tenant security, pet and/or other deposits actually held by Seller with respect to each Parcel of Real Property (or same shall actually be transferred);

                          3.2.4   Hazard insurance premiums on any insurance
policies that are transferred to Purchaser, Affiliate Purchaser or the Qualified Affiliate; and

                          3.2.5   Gas, oil and all other private utilities.

         The adjustments described in this subparagraph shall be paid on each Real Property Closing Date in cash or by certified or cashier's check. If the amount of any of the adjustments described in this subparagraph cannot be determined on each Real Property Closing Date, the adjustment therefor shall be made within thirty (30) days after each such Real Property Closing Date by certified or cashier's check. In making the adjustments required by this subparagraph, Seller shall be entitled to a credit for all amounts prepaid as of each Real Property Closing Date and any period after each Real Property Closing Date, and Seller shall be charged with any unpaid charges for the period prior to each Real Property Closing Date.

         3.3 In the event an Interim Mortgage is utilized, the Seller covenants and agrees (i) to pay, for the purpose of establishing an escrow account to be held by Seller for the benefit of Purchaser, Affiliate Purchaser or a Qualified Affiliate (the "Estimated Accrual Account") (which account shall not bear interest), an initial amount equal to the Proration Amount, as such term is hereafter defined; and (ii) thereafter to continue to pay into the Estimated Accrual Account monthly to the extent available from Cash Flow, on each and every monthly payment date, one-twelfth (1/12th) of the estimated annual real estate taxes, assessments and hazard insurance premiums on the Real Property, as Permitted Expenses. The amount of such real estate taxes, assessments and hazard insurance premiums, when unknown, shall be reasonably estimated by Seller. Such deposits shall be used by Seller or, if such real estate taxes, assessments and hazard insurance premiums are payable after the Real Property Closing Date,such Estimated Accrual Account shall be assigned to Purchaser and used by Purchaser, Affiliate Purchaser or Qualified Affiliate to pay such real estate taxes, assessments, and hazard insurance premiums when due. The enforceability of the covenants relating to the Seller's payment of real estate taxes, assessments and hazard insurance premiums herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this Section 3.3. As used herein, "Proration Amount" means that amount of real estate taxes, assessments and hazard insurance premiums which would be payable by Seller if the Real Property were transferred to Purchaser, Affiliate Purchaser or a Qualified Affiliate on the Closing Date.

                 3.4 Affiliate Purchaser or Qualified Affiliate shall pay, when due and payable, all transfer, filing and recording fees and taxes, and costs and expenses, if any, with respect to the filing or recording of any documents or instruments relating to the financing of any Parcel

                                                                   Exhibit J to
                                                           Asset Sale Agreement

of Real Property and the cost of recording corrective instruments, pursuant hereto or to the Asset Sale Agreement, except for those related to any Interim Mortgage or deed to any Real Property, which Seller shall pay.

         Except as otherwise expressly provided herein, whether or not the transactions contemplated hereunder are completed, Affiliate Purchaser or Qualified Affiliate shall pay all of its closing and due diligence expenses and its expenses in negotiating and carrying out its obligations under this Sales Contract, including the costs of its counsel, all of the costs of title or other insurance which is not presently in force or otherwise provided by Seller or other due diligence Affiliate Purchaser or Qualified Affiliate may desire to undertake and all of the expenses of Affiliate Purchaser or Qualified Affiliate relating to this Contract.

                 3.5 To the extent set forth in Paragraph 1 (and in the case of 3.5.1, 3.5.4 and 3.5.5, in a form reasonably acceptable to the parties to this Contract)the following documents shall be delivered to each Affiliate Purchaser or Qualified Affiliate on each Real Property Closing Date for the Parcel of Real Property being purchased:

                          3.5.1   A duly executed and acknowledged assignment
of all landlord's interest in tenant leases affecting the Parcel of Real
Property;

                          3.5.2   A current rent roll for the Parcel of Real
Property (to be used for proration purposes only and to the extent available);

                          3.5.3   Such utility bills, tax statements, water,
sewer and other service bills, and insurance bills as are available for purposes of determining amounts set forth in Section 3.2 hereof and to the extent available;

                          3.5.4   A general assignment of all assignable (w)
existing warranties of the Real Property, (x) contracts and agreements affecting the Real Property, (y) trade names relating solely to the Parcel of Real Property and (z) any and all other intangible property included in this sale pursuant to Paragraph 1; and

                          3.5.5   A bill of sale covering all personal property
for the Parcel of Real Property, together with such other documents as are appropriate to convey, transfer or assign any interest that the Seller may have to the other items described in Section 1.2 hereof.

                 3.6 Affiliate Purchaser or any Qualified Affiliate shall have its counsel deliver to Seller the following legal opinions as of the Real Property Closing Date for each Parcel of Real Property:

                          3.6.1   Affiliate Purchaser or, if Affiliate
Purchaser has assigned its rights hereunder to a Qualified Affiliate, such Qualified Affiliate, is duly formed and validly existing and in good standing under the laws of the State of its incorporation or formation;

                                                                   Exhibit J to
                                                           Asset Sale Agreement

                          3.6.2   (A) Affiliate Purchaser or, if Affiliate
Purchaser has assigned its rights hereunder to a Qualified Affiliate, such Qualified Affiliate, as the assignee of the Affiliate Purchaser, has full and absolute power and authority to assume, as the case may be, this Contract and Affiliate Purchaser's obligations hereunder and to enter into the Assignment and Assumption of Sales Contract substantially in the form attached hereto as Exhibit B and to perform its obligations thereunder, and (B) the Asset Sale Agreement, the Assignment and Assumption of Sales Contract, if applicable, the above referenced documents and any other ancillary documents delivered pursuant hereto will constitute binding and enforceable obligations of the Qualified Affiliate or Affiliate Purchaser, as the case may be, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditor's rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                          3.6.3   If Affiliate Purchaser has assigned its
rights hereunder to a Qualified Affiliate, the Qualified Affiliate has been duly authorized by all requisite action to assume the Sales Contract, and Affiliate Purchaser's obligations hereunder, and to execute the Assignment and Assumption of Sales Contract and any other documents that such Qualified Affiliate is required to execute pursuant to the Asset Sale Agreement and the Loan and Security Agreement;

                          3.6.4   Affiliate Purchaser and, if Affiliate
Purchaser has assigned its rights hereunder to a Qualified Affiliate, such Qualified Affiliate, have all the requisite governmental approvals of any kind, including without limitation, licenses, permits and authorizations, if any, required to manage the Real Property and perform the obligations under this Contract, the Interim Mortgage and any amendments thereto; and

                          3.6.5   The Qualified Affiliate is qualified to
transact business in the State of California and all jurisdictions in which its ownership of real property or its conduct of business requires such authorization.

                          3.6.6   The Qualified Affiliate is a "Qualified
Affiliate" as that term is defined herein and in the Asset Sale Agreement and has satisfied all conditions in the Asset Sale Agreement to its qualification as a Qualified Affiliate. Such legal opinion may rely on certificates of executive officers or other officers in possession of the official records of the entities in question. Instead of delivering a legal opinion as to the foregoing, Affiliate Purchaser or the Qualified Affiliate may deliver other evidence reasonably satisfactory to Seller.

         4.      ADDITIONAL OBLIGATIONS OF SELLER.

                 4.1 Since Section 6 hereof conditions the obligations of Affiliate Purchaser to acquire the Real Property hereunder only upon satisfaction by Seller of its representations and warranties under Sections 7.1 and 7.2 of the Asset Sale Agreement (or acceptance of the related Mortgage Loan by an affiliate of Affiliate Purchaser thereunder), which representations and warranties include items related to the condition of title to each Parcel of Real

                                                                   Exhibit J to
                                                           Asset Sale Agreement

Property, other than as specifically provided herein, there are no further obligations of Seller or conditions precedent to each Real Property Closing under this Agreement.

                 4.2 At each Real Property Closing, Seller shall execute and deliver to Affiliate Purchaser or Qualified Affiliate a deed, in the form attached as Exhibit N to the Asset Sale Agreement (and with respect to any leasehold estate, the appropriate transfer documentation, without representation or warranty), in recordable form, which conveys indefeasible title to the Parcel of Real Property in fee simple, good and marketable, of record and in fact (but subject to those exceptions, conditions and facts permitted by the Asset Sale Agreement or agreed to by Qualified Affiliate or Affiliate Purchaser) and insurable by a nationally recognized title insurance company. With respect to any such leasehold estate, Affiliate Purchaser or Qualified Affiliate shall assume, in writing, all of the obligations of Seller under the lease arising and incurred on and after such Real Property Closing Date.

                 4.3 For each Parcel of Real Property, from the date of execution of this Contract until the earlier to occur of either the Real Property Closing Date or the date, if any, on which Seller is no longer obligated to sell such Parcel of the Real Property hereunder, Seller covenants and agrees as follows:

                          4.3.1   Seller shall not cause or permit, without the
prior written consent of Affiliate Purchaser or Qualified Affiliate or as expressly permitted by the management agreement relating to the management of the specified Parcel of Real Property, as such may have been amended to reflect Seller's and Affiliate Purchaser's agreement regarding the management of such Real Property, any of the following (except with respect to default by tenants, casualty or condemnation or restoration associated therewith or required to protect or preserve the Parcel of Real Property and improvements thereon):

                                  (a)      Any changes, amendments or waivers
of any lease that would result in a material adverse effect to Affiliate Purchaser or a Qualified Affiliate including (x) a material reduction in payments under a lease covering all or any portion of any Parcel of Real Property, (y) any additional material obligation to be imposed on the landlord thereunder (other than in the ordinary course of business), or (z) an extension of (or option to extend) the term of such lease beyond six months from the Closing Date under the Asset Sale Agreement;

                                  (b)      the execution of any new lease of
any portion of the Parcel of Real Property that is not, in the reasonable judgment of the Seller, commercially reasonable or would have a term (including any options to extend) extending such lease beyond six months from the Closing Date under the Asset Sale Agreement; and

                                  (c)      the conveyance, contracting to
convey, assigning, pledging or other encumbering of the Parcel of Real Property or any of the future rents or other charges payable under any leases covering all or any portion of the Parcel of the Real Property.

                                                                   Exhibit J to
                                                           Asset Sale Agreement

              4.3.2 Seller hereby authorizes Affiliate Purchaser, its assignee Qualified Affiliate and their respective representatives to appear and contest any ad valorem tax valuations or assessments with respect to the Parcel of Real Property so long as such is done at the sole cost and expense of Affiliate Purchaser or its assignee Qualified Affiliate.

                 4.4 For each Parcel of the Real Property from the date of execution of this Contract until the Real Property Closing Date, Seller covenants and agrees to operate, manage and maintain such Real Property in conformity with customary prudent industry management standards of owners of similar real properties who act in a prudent manner.

         5.      ASSIGNMENT TO QUALIFIED AFFILIATE.

                 5.1 Affiliate Purchaser shall, except as otherwise agreed by Seller, in writing, prior to any Real Property Closing Date, assign its rights, interests, duties and obligations under this Contract with respect to the Real Property to not less than two Qualified Affiliates (one or more Qualified Affiliates shall take title to all of the Real Property designated "industrial" on the Mortgage Loan and Real Property Schedule, and one or more other Qualified Affiliates shall take title to the remaining Real Property not designated "industrial" on the Mortgage Loan and Real Property Schedule), which shall assume, in writing, such duties and obligations. The assignment and assumption of the rights, interests, duties and obligations under this Contract with respect to each Parcel or Parcels of Real Property to a Qualified Affiliate shall be substantially in the form attached hereto as Exhibit B.

                 5.2 In the event that Seller is providing financing under the Loan and Security Agreement, Seller shall require that one or more Qualified Affiliates will acquire one or more Parcels of Real Property designated "industrial" on the Mortgage Loan and Real Property Schedule, and one or more other Qualified Affiliates that do not hold any Real Property designated "industrial" on such schedule acquire one or more of the remaining parcels of Real Property.

         6.      CONDITION TO OBLIGATION TO PURCHASE OR SELL.

                 6.1 Condition to Purchaser's Obligation to Purchase. Seller and Purchaser each shall have performed all of its covenants and agreements required to be performed by it under the Asset Sale Agreement prior to the Closing Date. Neither Purchaser, Affiliate Purchaser nor any Qualified Affiliate shall be obligated to acquire any Parcel of Real Property hereunder in the event that Purchaser has properly and timely delivered to Seller a Certificate of Defective Asset prior to the expiration of the Due Diligence Period for the related Asset declaring that the related Asset is a Defective Asset under the Asset Sale Agreement and Seller has not (i) cured such Defect within the period provided under the Asset Sale Agreement, or (ii) established that no Defect exists, or (iii) repurchased the related Asset pursuant to
Section 10.1 of the Asset Sale Agreement, or (iv) reduced the Initial Purchase Price with respect to such Asset by either the amount specified by Purchaser as Purchaser's Cure Estimate or the Reduction to the Initial Purchase Price, or
(v) deleted the Interim Mortgage securing such Parcel of Real Property pursuant to the Asset Sale Agreement.

                                                                   Exhibit J to
                                                           Asset Sale Agreement


                 6.2 Condition to Seller's Obligation to Sell. Seller's obligation to sell any Parcel of Real Property under this Contract shall terminate if the related Asset has been deleted from the Mortgage Loan and Real Property Schedule in accordance with Section 10.1 of the Asset Sale Agreement and, upon such deletion, neither Seller nor Affiliate Purchaser or any Qualified Affiliate shall have any further obligations under this Contract with respect to such Parcel of Real Property. Seller's obligation to sell any Parcel of Real Property shall be suspended during any period in which Purchaser shall be in default under the Asset Sale Agreement. Seller's liability with regard to such termination of Seller's obligations to sell a particular Parcel of Real Property under this Contract shall be limited to its repurchase obligations and the remedies for breach of that obligation under the Asset Sale Agreement.

         7.      REPRESENTATIONS AND WARRANTIES OF AFFILIATE PURCHASER.

         Affiliate Purchaser represents and warrants to Seller that the representations and warranties stated in Section 6.1 of the Asset Sale Agreement are true and correct as of the date of this Contract and shall be true and correct on each Real Property Closing Date, each as though made by Affiliate Purchaser.

         8.      DISCLAIMER OF WARRANTIES.

         Affiliate Purchaser acknowledges on its own behalf and on behalf of any assignee Qualified Affiliate that, except for the representations and warranties included in the Asset Sale Agreement, neither Seller nor any attorney, agent, employee or representative of Seller has made any representation or warranty whatsoever, express or implied, regarding the subject matter of this sale, or any part thereof, including, without limiting the generality of the foregoing, representations or warranties as to the physical nature or condition of the premises or the personal property for each Parcel of Real Property transferred hereunder, or their fitness or suitability for any use, except as expressly set forth in the Asset Sale Agreement or this Contract, and that Affiliate Purchaser, in executing, delivering and performing this Contract, does not rely upon any statement made or information given, directly or indirectly, verbally or in writing, to any individual, firm or corporation other than as provided in the representations and warranties in Sections 7.1 and 7.2 of the Asset Sale Agreement. Possession of the Real Property shall be delivered in "as is" condition as of each Real Property Closing Date, subject only to the provisions of Sections 9 and 10 hereof.

         9.      RISK OF LOSS.

         Seller shall bear the risk of loss of each Parcel of Real Property during the period from the date hereof until the Closing Date under the Asset Sale Agreement (also referred to in this Section 9 as the "Closing"). In the event of damage to any Parcel of Real Property by fire or other casualty, act of God or any other event prior to the Closing, Seller shall be deemed to have satisfied its obligations to convey the Real Property hereunder in accordance herewith if (a) Seller shall repair or pay for the cost of repair or restoration of the Real Property caused by such casualty damage, (b) if the insurance proceeds in respect of such damage are received prior to the Closing Date under the Asset Sale Agreement, Seller shall pay or credit the amount of the insurance

                                                                   Exhibit J to
                                                           Asset Sale Agreement

proceeds, as well as any unpaid claims or rights in connection with such casualty, together with any uninsured amount, against the Adjusted Purchase Price of the Assets under the Asset Sale Agreement as provided therein, (c) if the insurance proceeds described in subparagraph (b) above are received after the Closing Date under the Asset Sale Agreement and on or before the applicable Real Property Closing Date, Seller shall assign such insurance proceeds to Affiliate Purchaser or its assignee Qualified Affiliate at the Real Property Closing and pay or credit to Purchaser any uninsured amount, or (d) if such insurance proceeds are not received by Seller on or before the applicable Real Property Closing Date, Seller shall assign its right to receive such insurance proceeds to Affiliate Purchaser or its assignee Qualified Affiliate at such Real Property Closing and pay or credit to Purchaser any uninsured amount. The insurance proceeds described in the preceding sentence shall include, but not be limited to, any proceeds (a) payable as of the date hereof or (b) paid prior to the date hereof and shall be limited to the proceeds not expended for the repair of such damage or to protect and preserve the damaged property. Prior to the Real Property Closing Date, Affiliate Purchaser or its assignee Qualified Affiliate shall have the right to participate in the negotiations and settlement of any casualty-related claim and any decision regarding the reconstruction or renovation of any improvement on the Real Property.

         Seller shall have the option to terminate this Contract with respect to any Real Property and to delete the related Mortgage Loan under the Asset Sale Agreement in the event of an uninsured loss or a loss valued at more than thirty percent (30%) of the Adjusted Purchase Price of the related Interim Mortgage Loan under the Asset Sale Agreement. Notwithstanding the foregoing, however, Affiliate Purchaser shall have the right, at its option, to rescind and revoke any such termination by Seller by delivering written notice to Seller, within thirty (30) days after Affiliate Purchaser's receipt of such termination notice, provided that Affiliate Purchaser agrees to take the Real Property in "as is" condition and to relieve Seller of any obligation to pay for the costs of any repair or restoration of the Real Property or any other damages related to or arising as the result of or with respect to such loss or to assign any insurance proceeds received by Seller with respect to such Real Property.

         Purchaser shall bear the risk of loss of the Real Property after the Closing.

         10.     CONDEMNATION.

         Seller agrees to give Affiliate Purchaser written notice of any action or proceeding instituted or pending, in eminent domain or for condemnation affecting any material part of any Parcel of Real Property, promptly after Seller's receipt thereof. If, prior to the Real Property Closing Date for such Parcel of Real Property, all or any part of such Parcel of Real Property is taken by condemnation or eminent domain proceeding or other transfer in lieu thereof, this Contract shall remain in full force and effect, and Seller will pay to Affiliate Purchaser or its assignee Qualified Affiliate at the Real Property Closing for such Parcel of Real Property an amount equal to the net proceeds received by Seller from such condemnation. However, if by the Real Property Closing Date for any such Parcel of Real Property, Seller has not received the condemnation proceeds, then the parties shall consummate this transaction on the Real Property Closing Date for such Parcel of Real Property and Seller will at such Real Property Closing assign

                                                                   Exhibit J to
                                                           Asset Sale Agreement

to Affiliate Purchaser or its assignee Qualified Affiliate all rights of Seller to the condemnation award and to all other rights or claims arising out of or in connection with any such eminent domain or condemnation action or proceeding. Notwithstanding the foregoing, nothing contained in this Section 10 shall impair Purchaser's and/or Affiliate Purchaser's exercise of their rights in the event of a breach of Section 7.2(d) of the Asset Sale Agreement.

         11.     DEFAULT BY AFFILIATE PURCHASER.

         In the event Affiliate Purchaser or its assignee Qualified Affiliate shall default in its obligations to purchase any Parcel of Real Property hereunder or otherwise breaches this Contract, then: (i) such default or breach shall constitute an Event of Default under the terms and conditions of the Asset Sale Agreement, and (ii) for any default or breach hereunder occurring up to and including the Closing Date under the Asset Sale Agreement, Seller shall be limited to the remedies set forth in Section 11.1 of the Asset Sale Agreement, and for any default or breach hereunder occurring after the Closing Date under the Asset Sale Agreement, Seller may avail itself of any legal or equitable rights (including, without limitation, the right of specific performance and/or money damages) which Seller may have at law or in equity or under this Contract and under the Asset Sale Agreement. Seller shall be reimbursed by Affiliate Purchaser or its assignee Qualified Affiliate for all expenses, including reasonable attorneys' fees, incurred in connection with any action brought under this Section 11 with respect to any default or breach hereunder occurring after the Closing Date under the Asset Sale Agreement.

         12.     DEFAULT BY SELLER.

         In the event Seller shall default in its obligations hereunder, then, if prior to Closing under the Asset Sale Agreement, the Deposit shall be returned to Purchaser and neither Purchaser, Affiliate Purchaser nor its assignee Qualified Affiliate shall be entitled to monetary damages, except for direct out-of-pocket expenses proved by Purchaser to have been expended by delivering to Seller documentary evidence thereof satisfactory to Seller, but may seek any equitable rights that may be available. If such default occurs after the Closing under the Asset Sale Agreement, Purchaser, Affiliate Purchaser or its assignee Qualified Affiliate may seek any legal or equitable rights (including, without limitation, the right of specific performance and to monetary damages) that may be available at law or in equity or under this Contract or the Asset Sale Agreement, subject to the limitations set forth in
Section 11.2 of the Asset Sale Agreement. Purchaser, Affiliate Purchaser or its assignee Qualified Affiliate, as the case may be, shall be reimbursed for all expenses, including reasonable attorneys' fees, incurred in connection with any successful action brought under this Section 12.

         13.     BROKER.

         Each party hereto represents to the other that it has not dealt with any broker or other party entitled to receive a commission or finder's fee in connection with the execution of this Contract or the conveyance of the Real Property. Each party hereto each covenants and agrees to indemnify, defend and hold the other harmless from and against any and all loss, cost, damage

                                                                   Exhibit J to
                                                           Asset Sale Agreement

and expense (including attorneys' fees and charges) suffered or incurred by Seller, in any capacity, in connection with a breach of the foregoing representation.

         14.     WAIVER OF CONDITIONS.

         Each party hereto reserves the right to waive any of the terms or conditions of this Contract which are for the benefit of such party and to consummate the transaction contemplated hereby in accordance with the terms and conditions of this Contract which have not been so waived. Any such waiver must be in writing signed by the party so waiving any of such terms or conditions.

         15.     ASSIGNMENT.

         Except as specifically provided in Paragraph 5 above or in the Asset Sale Agreement, neither Affiliate Purchaser nor its assignee Qualified Affiliate shall have the right to assign its rights, interests, duties and obligations in and to this Contract or with respect to any Parcel of Real Property to any party other than a Qualified Affiliate without the prior written consent of the Seller.

         16.     NOTICES.

         Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally, (c) when transmitted, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly thereafter sent by ordinary mail), or (d) on the following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by like notice):

                 (a)      If to Seller:

                          City National Bank
                          Executive Management
                          606 S. Olive Street, Suite 900
                          Los Angeles, CA 90014

                          Attention:  Jeffery Puchalski,
                          Executive Vice President
                          Fax:  (213) 629-3677

                          with a copy to:

                                                                   Exhibit J to
                                                           Asset Sale Agreement

                          City National Bank
                          Legal Department
                          9701 Wilshire Boulevard, 9th Floor
                          Beverly Hills, CA 90212-2050

                          Attention:  Office of the General Counsel
                          Fax: (310) 273-5859

                 (b)      If to Purchaser, at
                          WHC-THREE Investors, L.P.
                          c/o WHC-THREE Investors, Inc.
                          85 Broad Street, 19th Floor
                          New York, NY 10004

                          Attention:  Neil Hasson
                          Fax:  (212) 902-3000

                          with a copy to:

                          Arent Fox Kintner Plotkin & Kahn
                          1050 Connecticut Ave., N.W.
                          Washington, D.C. 20036-5339

                          Attention:  Mark M. Katz, Esq.
                          Fax:  (202)  857-6395

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication within any corporation or firm to the persons designated to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         17.     ENTIRE AGREEMENT.

         This Contract is part of several agreements entered into by and among Seller, Purchaser and Affiliate Purchaser. This Contract shall be construed in accordance with the agreements set forth in the Asset Sale Agreement, the Loan and Security Agreement and such other documents as are deemed necessary by the parties.

         18.     PARTIAL INVALIDITY.

         If any terms, covenants or conditions of this Contract shall be held invalid or unenforceable, the remainder of this Contract shall nevertheless survive and be binding upon the parties hereto.

                                                                   Exhibit J to
                                                           Asset Sale Agreement


         19.     GOVERNING LAW; ARBITRATION.

                 19.1 GOVERNING LAW. This contract shall be governed by, and construed and interpreted in accordance with the laws of the State of California.

                 19.1 ARBITRATION. Any controversy or claim between Affiliate Purchaser and, upon the assumption hereof by Qualified Affiliate, Qualified Affiliate and Seller arising out of or relating to this Contract or any actions or conduct of either in connection therewith (including, but not limited to, any claim based on or arising from an alleged tort) shall at the request of Affiliate Purchaser or Qualified Affiliate, as the case may be, or Seller be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Contract, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall resolve all claims and defenses or other matters in dispute in accordance with applicable law, including, but not limited to, all statutes of limitation. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. No provision of this Contract shall limit the right of either Affiliate Purchaser or Qualified Affiliate, as the case may be, or Seller to exercise self-help remedies such as setoff, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The institution and maintenance of any action for judicial relief or pursuit of provisional or ancillary remedies shall not constitute a waiver of the right of either Affiliate Purchaser or Qualified Affiliate, as the case may be, or Seller to submit the controversy or claim to arbitration if the other party contests such action for judicial relief.

         NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION" PROVISION OF THIS AGREEMENT DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHT TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION" PROVISIONS. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. THE UNDERSIGNED HAVE READ

                                                                   Exhibit J to
                                                           Asset Sale Agreement

         AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION" PROVISION TO NEUTRAL ARBITRATION.


_______________________________            ________________________________
AFFILIATE PURCHASER'S INITIALS             SELLER'S INITIALS

         20.     SURVIVAL.

         Unless provided herein to the contrary, the provisions of this Contract and the representations and warranties herein shall survive the conveyance of title and payment of the Purchase Price and shall not be merged therein.

         21.     RIGHT OF INSPECTION.

         During such time as the Interim Mortgage remains outstanding, Seller shall have the right to inspect the Real Property. Affiliate Purchaser and any Qualified Affiliate shall have the right to inspect each Parcel of Real Property prior to the Real Property Closing Date for each Parcel of Real Property.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AFFILIATE PURCHASER:                       WHC-THREE INVESTORS, L.P., a Delaware
                                           limited partnership

                                           By:     WHC-THREE INVESTORS, INC.,
                                                   a Delaware corporation.
                                                   general partner


                                                    By:  ______________________

                                                    Its:  _____________________

SELLER:                                    CITY NATIONAL BANK, a
                                           national banking association,


                                           By:     ____________________________

                                           Its:    ____________________________

                                                                   Exhibit J to
                                                           Asset Sale Agreement



                               INDEX OF EXHIBITS


Exhibits A1 - A17      -       Descriptions of each Parcel of Real Property

Exhibit B              -       Form of Assignment to and Assumption by
                               Qualified Affiliate

Exhibit C              -       Schedule of Interim Mortgage Loans

                                                                   Exhibit J to
                                                           Asset Sale Agreement

                     EXHIBITS  A-1 - A-17 TO SALES CONTRACT

                                  EXHIBIT A-1

                        LEGAL DESCRIPTION - ASSET NO. 1



The land referred to is situated in the State of California, County of Riverside, unincorporated area, and is described as follows:

Portion of Lot 85 of the Murietta Portion of the Temecula Rancho, as shown by Map recorded in Book 8, Page 359 of Maps, San Diego County Records, which lies Northeast of the center line of Jefferson Avenue as now located.

Excepting therefrom that portion conveyed to the County of Riverside by Deed recorded in Book 406, Page 285 of Deeds, Riverside County Records.

Excepting therefrom all mineral and oil rights as reserved unto Benjamin Wylie Tarwater and Clara I. Tarwater by document recorded March 31, 1980 as Instrument No. 60442, Official Records.

                                                                   ASSET NO 9.00
                                  EXHIBIT A-2
                               LEGAL DESCRIPTION


PARCEL 1:

LOTS 1 TO 7, 10 TO 15 AND 34 TO 51 INCLUSIVE, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOT 16 AND THE EAST 1/2 OF LOT 17, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

LOTS 17 AND 18 OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE EAST 1/2 OF SAID LOT 17.

PARCEL 4:

THE SOUTHERLY 220.00 FEET OF LOTS 28 AND 29, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE EASTERLY 3.0 FEET OF SAID LOT 29.

PARCEL 5:

LOTS 28, 29 AND THE WESTERLY 7.00 FEET OF LOT 30, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE SOUTHERLY 220.00 FEET OF SAID LOT 28.

ALSO EXCEPTING THEREFROM, THE SOUTHERLY 220.00 FEET OF THE WESTERLY 47.00 FEET OF SAID LOT 29.

PARCEL 6:

LOTS 30, 31 AND THE WESTERLY 33.00 FEET OF LOT 32, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE SOUTHERLY 200.00 FEET OF SAID LOTS 31 AND 32.

ALSO EXCEPTING THEREFROM, THE SOUTHERLY 200.00 FEET OF THE EASTERLY 33.00 FEET OF SAID LOT 30.

ALSO EXCEPTING THEREFROM, THE WESTERLY 7.00 FEET OF SAID LOT 30.

PARCEL 7:

THE SOUTHERLY 200.00 FEET OF LOTS 30, 31 AND 32, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE WESTERLY 17.00 FEET OF SAID LOT 30.

ALSO EXCEPTING THEREFROM, THE EASTERLY 33.00 FEET OF SAID LOT 32.

PARCEL 8:

LOT 33 AND THE EASTERLY 33.00 FEET OF LOT 32, OF TRACT NO. 10595, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 161 PAGES 15 AND 16 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 9:

LOTS 1 TO 4, 17, 18, 22, 23, 30, 31, 32, 33, 34 OF TRACT NO. 10596, IN THE
COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 163 PAGES 27 AND 28 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 10:

LOT 19 AND THE NORTHEASTERLY 1/2 OF LOT 20, OF TRACT NO. 10596, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 163 PAGES 27 AND 28 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 11:

LOTS 20 TO 21 OF TRACT NO. 10596, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 163 PAGES 27 AND 28 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE NORTHEASTERLY 1/2 OF SAID LOT 20.

PARCEL 12:

LOT 35 AND THE SOUTHEASTERLY 1/2 OF LOT 36, OF TRACT NO. 10596, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 163 PAGES 27 AND 28 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID

COUNTY.

PARCEL 13:

LOTS 36 AND 37 OF TRACT NO. 10596, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 163 PAGES 27 AND 28 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, THE SOUTHEASTERLY 1/2 OF SAID LOT 36.

PARCEL 14:

LOT 1 OF TRACT NO. 10544, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 157 PAGES 5 AND 6 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 15:

LOTS 8 TO 12 INCLUSIVE, AND LOTS 15 AND 16 OF TRACT NO. 10343, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 151 PAGES 45 AND 47 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THAT PORTION OF SAID LOT 1 WITHIN THE LINES OF TRACT 10595, AS PER MAP RECORDED IN BOOK 161 PAGE 15 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPT THAT PORTION OF SAID LOT 1 WITHIN THE LINES OF TRACT 10596, AS PER MAP RECORDED IN BOOK 163 PAGE 27 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                  EXHIBIT A-3

                        LEGAL DESCRIPTION - ASSET NO. 11





PARCEL 1:

THAT PORTION OF THE NORTHEAST HALF OF THE NORTHEAST 5 ACRES OF THE SOUTHWEST HALF OF LOT 19 BIXBY'S SUBDIVISION OF A PORTION OF THE RANCHO LOS CERRITOS, IN THE CITY OF BELLFLOWER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 2 PAGES 234 AND 235 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

         BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 19; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID LOT 19, SOUTH 29 DEGREES 23 MINUTES 50 SECONDS WEST 590.85 FEET; THENCE SOUTH 89 DEGREES 44 MINUTES 35 SECONDS WEST 235.47 FEET TO A LINE THAT IS PARALLEL WITH AND DISTANT NORTH 89 DEGREES 44 MINUTES 35 SECONDS EAST 300 FEET FROM THE EASTERLY LINE OF LAKEWOOD BOULEVARD, 100 FEET WIDE, AS DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 14810 PAGE 321, OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID PARALLEL LINE NORTH 1 DEGREE 5 MINUTES 15 SECONDS WEST 200.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 1 DEGREE 5 MINUTES 15 SECONDS WEST 75.00 FEET; THENCE SOUTH 89 DEGREES 44 MINUTES 35 SECONDS WEST 300 FEET TO THE EASTERLY LINE OF SAID LAKEWOOD BOULEVARD; THENCE ALONG SAID BOULEVARD SOUTH 1 DEGREE 5 MINUTES 15 SECONDS EAST 75 FEET TO A LINE THAT BEARS NORTH 89 DEGREES 44 MINUTES 35 SECONDS EAST AND THAT PASSES THROUGH THE TRUE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 44 MINUTES 35 SECONDS EAST 300 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2:

THAT PORTION OF LOT 19 OF J. BIXBY'S SUBDIVISION OF PART OF THE RANCHO LOS CERRITOS, IN THE CITY OF BELLFLOWER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 2 PAGES 234 AND 235 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS
FOLLOWS:

         BEGINNING AT THE NORTHEAST CORNER OF SAID LOT; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID LOT, SOUTH 29 DEGREES 23 MINUTES 50 SECONDS WEST 590.85 FEET; THENCE SOUTH 89 DEGREES 44 MINUTES 35 SECONDS WEST TO A POINT WHICH IS NORTH 89 DEGREES 44 MINUTES 35 SECONDS EAST 300 FEET FROM THE EASTERLY LINE OF LAKEWOOD BOULEVARD, 100 FEET WIDE, AS DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 14810 PAGE 321, OFFICIAL RECORDS OF SAID COUNTY. SAID LAST MENTIONED POINT BEING THE TRUE POINT OF BEGINNING; THENCE PARALLEL WITH SAID BOULEVARD, NORTH 1 DEGREE 5 MINUTES 15 SECONDS WEST 200 FEET; THENCE SOUTH 89 DEGREES 44 MINUTES 35 SECONDS WEST 150 FEET TO A POINT OF SAID LAST MENTIONED POINT BEING NORTH 89 DEGREES 44 MINUTES 35 SECONDS EAST 150 FEET FROM THE EASTERLY LINE OF LAKEWOOD BOULEVARD, 100 FEET WIDE; THENCE PARALLEL WITH SAID BOULEVARD, SOUTH 1 DEGREE 05 MINUTES 15 SECONDS EAST 200 FEET TO A LINE BEARING SOUTH 89 DEGREES 44 MINUTES 35 SECONDS WEST FROM THE TRUE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 44 MINUTES 35 SECONDS EAST 150 FEET TO THE TRUE POINT OF BEGINNING.

                                  EXHIBIT A-4

                        LEGAL DESCRIPTION - ASSET NO. 12





LOT 65 OF TRACT NO. 5110, IN THE CITY OF PALMDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 117 PAGES 28 AND 29 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


TOGETHER WITH THAT PORTION OF 12TH STREET EAST (FORMERLY ALDER AVENUE) 20 FEET WIDE, IN THE COUNTY OF LOS ANGELES, AS SHOWN ON AND DEDICATED BY MAP OF TRACT NO. 5110, FILED IN BOOK 117 PAGES 28 AND 29 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WHICH EXTENDS FROM THE EASTERLY PROLONGATION OF THE SOUTHERLY LINE OF LOT 65 OF SAID TRACT, NORTHERLY TO A LINE PARALLEL WITH AND 20 FEET SOUTHERLY, MEASURED AT RIGHT ANGLES, FROM THE STRAIGHT LINE IN THE NORTHERLY BOUNDARY OF LOT 65 OF SAID TRACT.

                                  EXHIBIT A-5

                        LEGAL DESCRIPTION - ASSET NO. 22





PARCEL 1:

LOTS 7 AND 8 OF TRACT NO. 43939, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1076 PAGES 93 AND 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


PARCEL 2:

AN EASEMENT FOR PARKING OF AUTOMOTIVE AND COMMERCIAL VEHICLES IN AND TO THAT PORTION OF THE EASTERLY 15 FEET (MEASURED AT RIGHT ANGLES TO THE EAST LINE) OF LOT 6 OF TRACT NO. 43939, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1076 PAGES 93 AND 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED ON THE SOUTH BY THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE MOST SOUTHEASTERLY CORNER OF SAID LOT 6 OF TRACT NO. 43939; THENCE ALONG THE EASTERLY LINE OF SAID LOT 6 NORTH 00 DEGREES 46 MINUTES 30 SECONDS WEST 167.39 FEET TO THE TRUE POINT OF BEGINNING; THENCE AT THE RIGHT ANGLES TO SAID EASTERLY LINE SOUTH 89 DEGREES 13 MINUTES 30 SECONDS WEST 15 FEET.

BOUNDED ON THE NORTH BY A 15 FOOT LINE PERPENDICULAR TO SAID EASTERLY LINE OF SAID LOT 6 AND DISTANT THEREON NORTH 00 DEGREES 46 MINUTES 30 SECONDS WEST
242.39 FEET FROM THE MOST SOUTHEASTERLY CORNER OF SAID LOT.


PARCEL 3:

AN EASEMENT FOR PARKING OF AUTOMOTIVE AND COMMERCIAL VEHICLES IN AND TO A 16 FOOT BY 97.50 FOOT STRIP OF LAND BEING THAT PORTION OF LOT 6 OF TRACT NO. 43939, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1076, PAGES 93 AND 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHEASTERLY CORNER OF SAID LOT 6 OF TRACT NO. 43939; THENCE ALONG THE EASTERLY LINE OF SAID LOT 6, NORTH 00 DEGREES 46 MINUTES 30 SECONDS WEST 166.89 FEET TO A POINT; THENCE AT RIGHT ANGLES TO SAID EASTERLY LINE SOUTH 89 DEGREES 13 MINUTES 30 SECONDS WEST 41.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID LAST MENTIONED COURSE, SOUTH 89 DEGREES 13 MINUTES 30 SECONDS WEST 16 FEET TO A POINT; THENCE NORTH 00 DEGREES 46 MINUTES 30 SECONDS WEST 97.50 FEET; THENCE NORTH 89 DEGREES 13 MINUTES 30 SECONDS EAST 16 FEET; THENCE SOUTH 00 DEGREES 46 MINUTES 30 SECONDS EAST 97.50 FEET TO THE TRUE POINT OF BEGINNING.

                                  EXHIBIT A-6

                      LEGAL DESCRIPTION - ASSET NO. 28.00


PARCEL NO. 1:

THAT PORTION OF BLOCK 20 OF THE LANDS OF COLTON LAND AND WATER COMPANY SUBDIVISION, IN THE CITY OF COLTON, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 1 OF MAPS, PAGE 40, RECORDS OF SAID COUNTY, DESCRIBED AS PARCEL NO. 1, IN THE CERTIFICATE OF COMPLIANCE, RECORDED JANUARY 15, 1991, INSTRUMENT NO. 91-017037, OFFICIAL RECORDS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF OLIVE STREET (PEPPER STREET) WITH THE WEST LINE OF MOUNT VERNON AVE., AS SAID INTERSECTION IS SHOWN ON LICENSED LAND SURVEYOR'S MAP, RECORDED IN BOOK 82 OF RECORDS OF SURVEY, PAGE 16, RECORDS OF SAID COUNTY; THENCE SOUTH ALONG SAID WEST LINE OF MOUNT VERNON AVENUE, 15.00 FEET; THENCE SOUTH 89 DEG. 58'25" WEST, PARALLEL TO THE SOUTH LINE OF SAID OLIVE STREET, 15.00 FEET TO A POINT IN A LINE THAT IS 15.00 FEET WEST OF AND PARALLEL TO THE WEST LINE OF SAID MOUNT VERNON AVENUE, SAID POINT BEING THE TRUE POINT OF BEGINNING; THEN SOUTH ALONG SAID PARALLEL LINE, 97.00 FEET; THENCE SOUTH 89 DEG. 58'25" WEST, PARALLEL TO THE SOUTH LINE OF SAID OLIVE STREET, 125.00 FEET; THENCE NORTH, PARALLEL TO THE WEST LINE OF SAID MOUNT VERNON AVENUE, 20.00 FEET; THENCE SOUTH 89 DEG. 58'25" WEST, PARALLEL TO THE SOUTH LINE OF SAID OLIVE STREET, 162.00 FEET; THENCE NORTH PARALLEL TO THE WEST LINE OF SAID MOUNT VERNON AVENUE, 77.00 FEET TO A POINT IN A LINE THAT IS
15.00 FEET SOUTH OF AND PARALLEL TO THE SOUTH LINE OF SAID OLIVE STREET; THENCE NORTH 89 DEG. 58'25" EAST ALONG SAID PARALLEL LINE, 287.00 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 2:

THAT PORTION OF BLOCK 20 OF LANDS OF THE COLTON LAND AND WATER COMPANY SUBDIVISION, IN THE CITY OF COLTON, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 1 OF MAPS, PAGE 40, RECORDS OF SAID COUNTY, DESCRIBED AS PARCEL NO. 2, IN THE CERTIFICATE OF COMPLIANCE RECORDED JANUARY 15, 1991, INSTRUMENT NO. 91-017038, OFFICIAL RECORDS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF OLIVE STREET (PEPPER STREET) WITH THE WEST LINE OF MOUNT VERNON AVENUE, AS SAID INTERSECTION IS SHOWN ON LICENSED LAND SURVEYOR'S MAP RECORDED IN BOOK 82 OF RECORDS OF SURVEY, PAGE 16, RECORDS OF SAID COUNTY; THENCE SOUTH ALONG SAID WEST LINE OF MOUNT VERNON AVENUE, 183.00 FEET; THENCE WEST, 15.00 FEET TO A POINT IN A LINE THAT IS PARALLEL TO AND 15.00 FEET WEST OF SAID WEST LINE OF MOUNT VERNON AVENUE, SAID POINT IS THE TRUE POINT OF BEGINNING;

THENCE SOUTH ALONG SAID PARALLEL LINE, 105.00 FEET; THENCE WEST, 67.00 FEET; THENCE NORTH, PARALLEL TO SAID WEST LINE OF MOUNT VERNON AVENUE, 105.00 FEET; THENCE EAST, 67.00 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 3:

THAT PORTION OF BLOCK 20 OF THE LANDS OF THE COLTON LAND AND WATER COMPANY SUBDIVISION, IN THE CITY OF COLTON, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 1 OF MAPS, PAGE 40, RECORDS OF SAID COUNTY, DESCRIBED AS PARCEL NO. 3, IN THE CERTIFICATE OF COMPLIANCE RECORDED JANUARY 15, 1991, INSTRUMENT NO. 91-017039, OFFICIAL RECORDS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF OLIVE STREET (PEPPER STREET) WITH THE WEST LINE OF MOUNT VERNON AVE., AS SAID INTERSECTION IS SHOWN ON LICENSED LAND SURVEYOR'S MAP, RECORDED IN BOOK 82 OF RECORDS OF SURVEY, PAGE 16, RECORDS OF SAID COUNTY; THENCE SOUTH ALONG SAID WEST LINE OF MOUNT VERNON AVENUE, 630.61 FEET; THENCE WEST, 15.00 FEET TO A POINT IN A LINE THAT IS PARALLEL TO AND 15.00 FEET WEST OF SAID WEST LINE OF MOUNT VERNON AVENUE, SAID POINT IS THE TRUE POINT OF BEGINNING; THENCE CONTINUING WEST, 67.00 FEET; THENCE NORTH PARALLEL TO SAID WEST LINE OF MOUNT VERNON AVENUE, 105.00 FEET; THENCE EAST, 67.00 FEET TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH ALONG SAID PARALLEL LINE, 105.00 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 4:

PORTION OF BLOCK 20 OF LANDS OF THE COLTON LAND AND WATER COMPANY SUBDIVISION, IN THE CITY OF COLTON, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 1 OF MAPS, PAGE 40, RECORDS OF SAID COUNTY, DESCRIBED AS PARCEL NO. 4, IN THE CERTIFICATE OF COMPLIANCE RECORDED JANUARY 15, 1991, INSTRUMENT NO. 91-017040, OFFICIAL RECORDS, AND MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF OLIVE STREET (PEPPER STREET) WITH THE WEST LINE OF MOUNT VERNON AVENUE, AS SAID INTERSECTION IS SHOWN ON LICENSED LAND SURVEYOR'S MAP RECORDED IN BOOK 82 OF RECORDS OF SURVEY, PAGE 16, RECORDS OF SAID COUNTY; THENCE SOUTH ALONG SAID WEST LINE OF MOUNT VERNON AVENUE, 819.61 FEET; THENCE WEST, 15.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING WEST, 42.25 FEET; THENCE NORTH, PARALLEL TO SAID WEST LINE OF MOUNT VERNON AVENUE, 26.00 FEET; THENCE WEST, 63.30 FEET; THENCE SOUTH, 14.68 FEET; THENCE WEST, 38.20 FEET; THENCE SOUTH, 4.00 FEET; THENCE WEST, 9.00 FEET; THENCE NORTH, 4.00 FEET; THENCE WEST, 24.00 FEET; THENCE SOUTH, 87.50 FEET; THENCE SOUTH 81 DEG. 01'39" WEST, 99.18 FEET; THENCE

NORTH 4 DEG. 07'29" WEST, 35.50 FEET; THENCE SOUTH 89 DEG. 57'54" WEST, 77.48 FEET; THENCE NORTH, 58.50 FEET; THENCE WEST, 100.56 FEET TO A POINT IN A LINE THAT IS PARALLEL TO AND 20.00 FEET EAST OF THE EAST LINE OF TRACT NO. 3803, RECORDED IN BOOK 50 OF MAPS, PAGES 98 AND 99, RECORDS OF SAID COUNTY; THENCE NORTH ALONG SAID PARALLEL LINE, 235.30 FEET; THENCE WEST, 112.31 FEET; THENCE NORTH, 80.67 FEET; THENCE WEST, 30.00 FEET; THENCE NORTH 136.00 FEET; THENCE EAST, 20.00 FEET; THENCE NORTH, 199.67 FEET; THENCE WEST, 10.00 FEET; THENCE NORTH, 150.48 FEET TO A POINT IN A LINE THAT IS PARALLEL TO AND 15.00 FEET SOUTH OF SAID SOUTH LINE OF OLIVE STREET; THENCE NORTH 89 DEG. 58'25" EAST, ALONG SAID PARALLEL LINE, 178.00 FEET; THENCE SOUTH, 549.20 FEET; THENCE EAST,
33.00 FEET; THENCE SOUTH, 87.21 FEET; THENCE SOUTH 45 DEG. 00'00" EAST, 43.84 FEET; THENCE EAST, 185.63 FEET; THENCE SOUTH, 12.00 FEET; THENCE EAST, 160.00 FEET TO A POINT THAT BEARS NORTH, 125.00 FEET FROM THE POINT OF BEGINNING; THENCE SOUTH, 125.00 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 5:

A NON-EXCLUSIVE EASEMENT FOR ACCESS, INGRESS AND EGRESS AND VEHICULAR PASSAGE AND PARKING ON A FIRST-COME, FIRST-SERVED BASIS FREE OF CHARGE, AND AN EASEMENT FOR (I) THE INSTALLATION, REPAIR, MAINTENANCE, OPERATION, DEMOLITION, CONSTRUCTION, REMODELING, REPLACEMENT, RECONSTRUCTION, RELOCATION AND REARRANGEMENT OF EXISTING AND FUTURE IMPROVEMENTS, LANDSCAPING, UTILITIES AND RELATED FACILITIES; (II) SERVICE AND VEHICLE UNLOADING AND LOADING AREAS; (III) GARBAGE CONTAINER STORAGE AREAS; (IV) TEMPORARY PARKING OR STANDING OF VEHICLES AND STORAGE OF MATERIALS USED IN CONJUNCTION WITH THE EXERCISE OF THE ACTIVITIES IN CLAUSES (I) THROUGH (III) ABOVE AND CLAUSE (VI) BELOW (V) ENCROACHMENTS OF FOOTINGS, FOUNDATIONS AND OVERHANGS FROM THE ADJACENT PROPERTY, AND (VI) THE INSTALLATION AND MAINTENANCE OF A MONUMENT SIGN TO BE LOCATED ON THE PROPERTY ALONG MOUNT VERNON AVENUE, UPON, OVER, ACROSS, UNDER AND THROUGH THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF BLOCK 20 OF THE LANDS OF COLTON LAND AND WATER COMPANY SUBDIVISION, IN THE CITY OF COLTON, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 1 OF MAPS, PAGE 40, RECORDS OF SAID COUNTY, TOGETHER WITH A PORTION OF TWELFTH STREET, VACATED BY RESOLUTION NO. 1986 OF THAT CITY OF COLTON, RECORDED IN BOOK 4850, PAGE 183, OFFICIAL RECORDS, DESCRIBED AS PARCEL NO. 5, IN THE CERTIFICATE OF COMPLIANCE RECORDED JANUARY 15, 1991, INSTRUMENT NO. 91-017041, OFFICIAL RECORDS AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTH LINE OF OLIVE STREET (PEPPER STREET) WITH THE WEST LINE OF MOUNT VERNON AVENUE AS SAID INTERSECTION IS SHOWN ON LICENSED LAND SURVEYOR'S MAP, RECORDED

IN BOOK 82 OF RECORDS OF SURVEY, PAGE 16, RECORDS OF SAID COUNTY; THENCE SOUTH ALONG SAID WEST LINE OF MOUNT VERNON AVENUE, 854.61 FEET TO A POINT 427.12 FEET NORTH OF THE INTERSECTION OF THE SOUTH LINE OF SAID BLOCK 20, EXTENDED EASTERLY AND SAID WEST LINE OF MOUNT VERNON AVENUE; THENCE SOUTH 89 DEG. 57'54" WEST, PARALLEL TO SAID SOUTH LINE OF BLOCK 20, 150.05 FEET; THENCE SOUTH PARALLEL TO SAID WEST LINE OF MOUNT VERNON AVENUE, 106.13 FEET TO A POINT 320.99 FEET NORTH OF SAID SOUTH LINE OF BLOCK 20; THENCE SOUTH 89 DEG. 57'54" WEST, PARALLEL TO SAID SOUTH LINE OF BLOCK 20, 340.26 FEET TO A POINT IN THE EAST LINE OF TRACT NO. 3803, RECORDED IN BOOK 50 OF MAPS, PAGES 98 AND 99, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE NORTH ALONG SAID EAST LINE OF TRACT NO. 3803, 342.43 FEET TO THE NORTHEAST CORNER OF SAID TRACT NO. 3803; THENCE SOUTH 89 DEG. 58'00" WEST ALONG THE NORTH LINE OF SAID TRACT NO. 3803, 120.00 FEET TO THE NORTHWEST CORNER OF LOT 31 OF SAID TRACT NO. 3803, SAID CORNER BEING THE BEGINNING OF A CURVE CONCAVE WESTERLY AND HAVING A RADIUS OF 230.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE, FROM A BACK TANGENT THAT BEARS NORTH 00 DEG. 00'15" WEST, THROUGH A CENTRAL ANGLE OF 16. DEG. 09'57", A DISTANCE OF
64.89 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE EASTERLY AND HAVING A RADIUS OF 170.00 FEET; THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 1 DEG. 40'38", A DISTANCE OF 4.98 FEET TO A POINT, SAID POINT BEARS NORTH, 68.84 FEET FROM THE SOUTH LINE OF THE NORTH 1/2 OF SAID BLOCK 20, 41.63 FEET TO A POINT IN THE EAST LINE OF THE WEST 660.0 FEET OF THE NORTH 1/2 OF SAID BLOCK 20; THENCE NORTH 0 DEG. 04'05" EAST ALONG THE EAST LINE OF THE WEST
660.00 FEET TO THE NORTH 1/2 OF SAID BLOCK 20, 549.56 FEET TO A POINT IN THE SOUTH LINE OF SAID OLIVE STREET (PEPPER STREET); THENCE NORTH 89 DEG. 58'25" EAST ALONG SAID SOUTH LINE OF OLIVE STREET, 661.71 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION LYING WITHIN PARCELS 1, 2, 3 AND 4 DESCRIBED ABOVE.

                                  EXHIBIT A-7

                      LEGAL DESCRIPTION - ASSET NO. 30.00


PARCEL 1:

LOT 1 AND THE SOUTHEAST 30 FEET OF LOT 2 OF TRACT NO. 8112, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 102 PAGES 34 AND 35 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 2, 3 AND 4 OF TRACT NO. 8112, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 102 PAGES 34 AND 35 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE SOUTHEAST 30.00 FEET OF SAID LOT 2.

PARCEL 3:

LOT 7 OF TRACT NO. 8112, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 102 PAGES 34 AND 35 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4:

THE SOUTHWESTERLY 100.00 FEET OF THE NORTHWESTERLY HALF OF LOT 3, TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 5:

THE SOUTHEASTERLY HALF OF LOT 3 AND THE NORTHWESTERLY HALF OF LOT 2 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE NORTHEASTERLY 146.00 FEET OF SAID LAND.

ALSO EXCEPT THEREFROM THE INTEREST CONVEYED IN THE SOUTHWESTERLY 20 FEET OF THE NORTHEASTERLY 166 FEET OF SAID LOTS IN FEE SIMPLE TO BE USED FOR PUBLIC ALLEY PURPOSES, TO THE CITY OF SAN FERNANDO, BY DEED RECORDED JANUARY 29, 1962 IN BOOK D-1494 PAGE 859, OFFICIAL RECORDS.

PARCEL 6:

THE SOUTHWESTERLY 77.00 FEET MEASURED ALONG THE SOUTHEASTERLY AND NORTHWESTERLY LINES OF THE SOUTHEAST ONE-HALF OF LOT 2 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 7:

THAT PART OF LOT 1 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHEASTERLY LINE OF SAID LOT 1, DISTANT THEREON SOUTH 48 DEGREES 26 MINUTES WEST 260 FEET FROM THE MOST EASTERLY CORNER THEREOF; THENCE SOUTH 48 DEGREES 26 MINUTES WEST ALONG THE SOUTHEASTERLY LINE OF SAID LOT 1, 56.06 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT; THENCE NORTH 41 DEGREES 30 SECONDS WEST ALONG THE SOUTHWESTERLY LINE OF SAID LOT, 126 FEET TO THE MOST WESTERLY CORNER OF SAID LOT; THENCE NORTH 48 DEGREES 26 MINUTES EAST ALONG THE NORTHWESTERLY LINE OF SAID LOT, 56.06 FEET, MORE OR LESS, TO THE MOST WESTERLY CORNER OF LAND CONVEYED IN DEED TO E.F. KIDDER, ET UX., RECORDED IN BOOK 7678 PAGE 100, OFFICIAL RECORDS; THENCE SOUTH 41 DEGREES 30 MINUTES EAST 126 FEET TO THE POINT OF BEGINNING.

PARCEL 8:

THE NORTHEASTERLY 20.06 FEET OF THE SOUTHWESTERLY 170.06 FEET OF THE SOUTHEASTERLY HALF OF LOT 3 AND THE NORTHEASTERLY 20.06 FEET OF THE SOUTHWESTERLY 170.06 FEET OF THE NORTHWESTERLY HALF OF LOT 2 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 9:

THOSE PORTIONS OF LOTS 3, 4 AND 5 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 5, DISTANT SOUTH 41 DEGREES 30 MINUTES EAST 30.00 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 5; THENCE ALONG THE SOUTHWESTERLY LINES OF SAID LOTS 5 AND 4, SOUTH 41 DEGREES 30 MINUTES EAST 222 FEET TO THE MOST WESTERLY CORNER OF SAID LOT 3; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 3, NORTH 48 DEGREES 26 MINUTES EAST 100.00 FEET; THENCE PARALLEL WITH THE SOUTHWESTERLY LINE OF SAID LOT 3, SOUTH 41 DEGREES 30 MINUTES EAST 63.00 FEET TO THE SOUTHEASTERLY LINE OF THE NORTHWEST HALF OF SAID LOT 3; THENCE PARALLEL WITH SAID NORTHWESTERLY LINE OF LOT 3, NORTH 48 DEGREES 26 MINUTES EAST 23.00 FEET; THENCE PARALLEL WITH THE SOUTHWESTERLY LINE OF SAID LOT 3, AND ITS NORTHWESTERLY PROLONGATION, NORTH 41 DEGREES 30 MINUTES WEST 93.00 FEET; THENCE NORTH 56 DEGREES 04 MINUTES 09 SECONDS WEST 59.39 FEET TO A LINE THAT IS PARALLEL WITH AND DISTANT 208.00 FEET SOUTHWESTERLY FROM THE NORTHEASTERLY LINES OF SAID LOTS 4 AND 5, DISTANT ALONG SAID PARALLEL LINE, SOUTH 41 DEGREES 30 MINUTES EAST 164.50 FEET FROM THE NORTHWESTERLY LINE OF SAID LOT 5; THENCE ALONG SAID PARALLEL LINE, NORTH 41 DEGREES 30 MINUTES WEST 134.50 FEET TO THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 30.00 FEET TO THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 30.00 FEET OF SAID LOT 5; THENCE ALONG SAID SOUTHEASTERLY LINE, SOUTH 48 DEGREES 26 MINUTES WEST 108.06 FEET TO THE POINT OF BEGINNING.

PARCEL 10:

LOTS 7 AND 8 OF THE PAXTON'S SUBDIVISION OF BLOCK "I" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGE 93 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 11:

LOTS 9, 10 AND 11 OF PAXTON'S SUBDIVISION OF BLOCK "I" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGE 93 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 12:

THOSE PORTIONS OF LOTS 3 AND 4 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 4, WITH THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 36.00 FEET THEREOF; THENCE SOUTH 41 DEGREES 30 MINUTES 00 SECONDS EAST ALONG THE NORTHEASTERLY LINE OF SAID LOTS 4 AND 3, TO THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY HALF OF SAID LOT 3; THENCE SOUTH 48 DEGREES 26 MINUTES 00 SECONDS WEST ALONG SAID SOUTHEASTERLY LINE, 193.06 FEET TO THE MOST EASTERLY CORNER OF THE LAND DESCRIBED IN THE DEED TO JAB PROPERTIES, INC., RECORDED ON NOVEMBER 23, 1965 IN BOOK D-3123 PAGE 704, OFFICIAL RECORDS, AS INSTRUMENT NO. 1119 OF SAID COUNTY; THENCE ALONG THE NORTHEASTERLY BOUNDARY LINES OF SAID LAST MENTIONED DEED, AS FOLLOWS:

NORTH 41 DEGREES 30 MINUTES WEST 93.00 FEET, NORTH 56 DEGREES 04 MINUTES 09 SECONDS WEST 59.39 FEET AND NORTH 41 DEGREES 30 MINUTES WEST TO THE SOUTHEASTERLY LINE OF SAID NORTHWESTERLY 36.00 FEET OF SAID LOT 4; THENCE NORTH 48 DEGREES 26 MINUTES 00 SECONDS EAST ALONG SAID SOUTHEASTERLY LINE TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THOSE PORTIONS OF LOTS 3 AND 4 OF TRACT NO. 2891, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 29 PAGE 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 4, WITH THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 36.00 FEET THEREOF; THENCE SOUTH 41 DEGREES 30 MINUTES 00 SECONDS EAST 152.94 FEET ALONG THE NORTHEASTERLY LINE OF SAID LOTS 4 AND 3, TO THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY HALF OF SAID LOT 3; THENCE SOUTH 48 DEGREES 26 MINUTES 00 SECONDS WEST ALONG SAID SOUTHEASTERLY LINE, 109.00 FEET; THENCE PARALLEL WITH SAID NORTHEASTERLY LINE, NORTH 41 DEGREES 30 MINUTES 00 SECONDS WEST 152.94 FEET TO THE SOUTHEASTERLY LINE OF SAID NORTHWESTERLY 36.00 FEET OF SAID LOT 4; THENCE NORTH 48 DEGREES 26 MINUTES 00 SECONDS, 109.00 FEET EAST ALONG SAID SOUTHEASTERLY LINE TO THE POINT OF BEGINNING.

PARCEL 13:

LOT 29 TO 34 INCLUSIVE OF PAXTON'S SUBDIVISION OF BLOCK "I" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGE 93 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 14:

LOT 43 AND 44 OF PAXTON'S SUBDIVISION OF BLOCK "I" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGE 93 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 15:

LOTS 45 AND 46 OF PAXTON'S SUBDIVISION OF BLOCK "I" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGE 93 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 16:

LOTS 47 AND 48 OF PAXTON'S SUBDIVISION OF BLOCK "I" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGE 93 OF MISCELLANEOUS RECORDS OF SAID COUNTY.

PARCEL 17:

LOTS 14, 15 AND 16 IN BLOCK "K" OF MACLAY'S ADDITION TO THE TOWN OF SAN FERNANDO, IN THE CITY OF SAN FERNANDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17 PAGES 11 AND 12 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                  EXHIBIT A-8

                 LEGAL DESCRIPTION - ASSET NO. 32.00 AND 32.01



PARCEL 4 IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 17271 FILED IN BOOK 194 PAGES 69 TO 73 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN THE LAND DESCRIBED IN DEED RECORDED AUGUST 26, 1941, AS INSTRUMENT NO. 1360 IN BOOK 18714 PAGE 141, OFFICIAL RECORDS, 40 PERCENT IN AND TO ALL OIL, GAS, GASOLINE OR OTHER HYDROCARBON SUBSTANCES IN, UNDER OR UPON SAID LAND OR ANY PART THEREOF, TOGETHER WITH THE RIGHT OF INGRESS OR EGRESS FOR THE PURPOSE OF REMOVING ANY OF SAID OIL, GAS, GASOLINE OR OTHER HYDROCARBON SUBSTANCES AND FOR THE PURPOSE OF DRILLING AN OIL OR GAS WELL UPON SAID LAND AS RESERVED BY REMI F. NADEAU, HIS HEIRS, ASSIGNS AND SUCCESSORS IN INTEREST, IN DEED ABOVE-MENTIONED FROM REMI E. NADEAU AND MARGUERITE M. NADEAU, HIS WIFE, TO REMI NADEAU, A SINGLE MAN.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN THE LAND DESCRIBED IN THE PATENT RECORDED MARCH 23, 1931, AS INSTRUMENT NO. 1071 IN BOOK 10676 PAGE 327, OFFICIAL RECORDS, AN UNDIVIDED ONE-SIXTEENTH OF ALL COAL, OIL AND OTHER MINERAL DEPOSITS IN SAID LAND, AS RESERVED BY UNITED STATES OF AMERICA, IN THE ABOVE-MENTIONED PATENT.

                                  EXHIBIT A-9

                      LEGAL DESCRIPTION - ASSET NO. 32.02




LOT 1 OF TRACT NO. 50484, IN THE CITY OF SANTA CLARITA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1180, PAGES 19 TO 25 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED JUNE 7, 1993 AS INSTRUMENT NO. 93-1076717, OFFICIAL RECORDS.

                                                               Legal Description
                                                                    Asset #33.00


                                  EXHIBIT A-10



LOT 1 OF TRACT NO. 27195, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 895 PAGES 88 AND 89 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT UNITS 1 TO 104 INCLUSIVE AS SHOWN AND DEFINED ON THE CONDOMINIUM PLAN RECORDED AUGUST 11, 1980 AS INSTRUMENT NO. 80-764908, OFFICIAL RECORDS.

PARCEL 2:

UNITS 1 TO 104 INCLUSIVE AS SHOWN AND DEFINED ON THE CONDOMINIUM PLAN ABOVE MENTIONED.

                                                               Legal Description
                                                                    Asset #33.01

                                  EXHIBIT A-11



LOT 2 OF TRACT NO. 34766, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 920 PAGES 31 THROUGH 34 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                  EXHIBIT A-12

                      LEGAL DESCRIPTION - ASSET NO. 34.00


PARCEL 1:

THE NORTHEAST QUARTER OF LOT 16 OF SECTION 29, TOWNSHIP 6 NORTH, RANGE 11 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF PALMDALE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP OF A PORTION OF PALMDALE COLONY LAND RECORDED IN BOOK 11 PAGES 11 AND 12 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THE NORTHWEST QUARTER OF LOT 16 OF SECTION 29, TOWNSHIP 6 NORTH, RANGE 11 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF PALMDALE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP OF A PORTION OF PALMDALE COLONY LAND RECORDED IN BOOK 11 PAGES 11 AND 12 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

THE SOUTHWEST QUARTER OF LOT 16 OF SECTION 29, TOWNSHIP 6 NORTH, RANGE 11 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF PALMDALE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP OF A PORTION OF PALMDALE COLONY LAND RECORDED IN BOOK 11 PAGES 11 AND 12 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                  EXHIBIT A-13

                      LEGAL DESCRIPTION - ASSET NO. 34.01


PARCEL A:

PARCEL 3 IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 17271 FILED IN BOOK 194 PAGES 69 TO 73 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM LOTS 1 AND 2 OF TRACT NO. 50484, IN THE CITY OF SANTA CLARITA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1180, PAGES 19 TO 25 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED JUNE 7, 1993 AS INSTRUMENT NO. 93-1076717, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN THE LAND DESCRIBED IN DEED RECORDED AUGUST 26, 1941, AS INSTRUMENT NO. 1360 IN BOOK 18714 PAGE 141, OFFICIAL RECORDS, 40 PERCENT IN AND TO ALL OIL, GAS, GASOLINE OR OTHER HYDROCARBON SUBSTANCES IN, UNDER OR UPON SAID LAND OR ANY PART THEREOF, TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS FOR THE PURPOSE OF REMOVING ANY OF SAID OIL, GAS, GASOLINE OR OTHER HYDROCARBON SUBSTANCES AND FOR THE PURPOSE OF DRILLING AN OIL OR GAS WELL UPON SAID LAND AS RESERVED BY REMI F. NADEAU, HIS HEIRS, ASSIGNS AND SUCCESSORS IN INTEREST, IN DEED ABOVE MENTIONED FROM REMI E. NADEAU AND MARGUERITE M. NADEAU, HIS WIFE, TO REMI NADEAU, A SINGLE MAN.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN THE LAND DESCRIBED IN THE PATENT RECORDED MARCH 23, 1931, AS INSTRUMENT NO. 1071 IN BOOK 10676 PAGE 327, OFFICIAL RECORDS, AN UNDIVIDED ONE-SIXTEENTH OF ALL COAL, OIL AND OTHER MINERAL DEPOSITS IN SAID LAND, AS RESERVED BY UNITED STATES OF AMERICA IN THE ABOVE-MENTIONED PATENT.

PARCEL B:

THAT PORTION OF THE WEST HALF OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 4 NORTH, RANGE 15 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, BOUNDED ON THE NORTHEAST BY THE SOUTHWESTERLY LINE OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MARCH 20, 1967 AS INSTRUMENT NO. 365 IN BOOK D-3587 PAGE 935, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED ON THE EAST BY THE EASTERLY LINE OF THE WEST HALF OF THE NORTHWEST QUARTER OF SAID SECTION 28; BOUNDED ON THE SOUTHWEST AND WEST BY THE NORTHEASTERLY AND EASTERLY LINES OF THE LAND DESCRIBED AS PART A AND PART C IN THE DEED TO THE COUNTY OF LOS ANGELES, RECORDED SEPTEMBER 4, 1970 AS INSTRUMENT NO. 3720 IN BOOK D-4824 PAGE 816 OFFICIAL RECORDS, OF SAID COUNTY AND BOUNDED NORTHWESTERLY BY THE SOUTHEASTERLY LINE OF THE LAND DESCRIBED AS PARCEL 31-7 IN THE DEED TO THE COUNTY OF LOS ANGELES, RECORDED SEPTEMBER 5, 1967 AS INSTRUMENT NO. 2143 IN BOOK D-3757 PAGE 566 OFFICIAL RECORDS OF SAID COUNTY.

EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN AND TO THE OIL AND MINERAL RIGHTS, AS RESERVED IN THE DEED FROM EDWARD SMALL, A MARRIED MAN, AND ELSIE SMALL, HIS WIFE, RECORDED FEBRUARY 25, 1953 AS INSTRUMENT NO. 1999 IN BOOK 41050 PAGE 328, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL RIGHTS TO MINERALS, OIL, GAS, TARS, HYDROCARBON SUBSTANCES OF EVERY KIND, GEOTHERMAL STEAM, NATURALLY HEATED WATERS, THERMAL ENERGY AND GAS AND ALL OTHER MINERALS OF EVERY KIND OR CHARACTER, IN, OR UNDER SAID PROPERTY, TOGETHER WITH THE RIGHT TO DRILL OR MINE FOR THE SAME WITHOUT, HOWEVER, THE RIGHT TO DRILL OR MINE THROUGH THE SURFACE OR UPPER FIVE HUNDRED FEET (500') OF THE SUB-SURFACE OF SAID PROPERTY AS RESERVED BY THE NEWHALL LAND AND FARMING COMPANY (A CALIFORNIA LIMITED PARTNERSHIP), A LIMITED PARTNERSHIP IN DEED RECORDED FEBRUARY 27, 1990 AS INSTRUMENT NO. 90-311581, OFFICIAL RECORDS.

                                                               Legal Description
                                                                    Asset #35.00

                                  EXHIBIT A-14

                            (CANYON PARK PRINCESSA)

LOT 12 OF TRACT NO. 44328, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1129 PAGES 81 TO 86 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN AND TO THE OIL AND MINERAL RIGHTS, AS RESERVED IN THE DEED FROM EDWARD SMALL, A MARRIED MAN, AND ELSIE SMALL, HIS WIFE, RECORDED FEBRUARY 26, 1953, AS INSTRUMENT NO. 1999 IN BOOK 41050 PAGE 328, OFFICIAL RECORDS.

ALSO EXCEPT ALL RIGHT, TITLE AND INTEREST IN ALL OF THE SUBSURFACE OIL, GAS, CASINGHEAD GAS AND OTHER SOLID, LIQUID OR GASEOUS HYDROCARBONS AND OTHER SUBSURFACE MINERALS AS QUITCLAIMED TO NEWHALL RESOURCES, A CALIFORNIA LIMITED PARTNERSHIP BY DOCUMENT ENTITLED "MINERAL DEED" RECORDED MARCH 31, 1983 AS INSTRUMENT NO. 83-352390 OFFICIAL RECORDS.

ALL OF THE SURFACE AND THE SUBSURFACE TO A DEPTH OF 500 FEET FROM THE SURFACE AND INGRESS AND EGRESS TOGETHER WITH ALL DRILL THRU RIGHTS HAVE BEEN QUITCLAIMED BY DEED DATED MARCH 27, 1986 EXECUTED BY NEWHALL RESOURCES, A CALIFORNIA LIMITED PARTNERSHIP, RECORDED APRIL 2, 1986 AS INSTRUMENT NO. 86-405315 OFFICIAL RECORDS AND RE-RECORDED APRIL 24, 1986 AS INSTRUMENT NO. 86-502563 OFFICIAL RECORDS.

                                  EXHIBIT A-15

                        LEGAL DESCRIPTION - ASSET NO. 37



PARCEL 1:

LOTS 22 AND 23 IN BLOCK 44 OF TRACT NO. 7555, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 88 PAGES 79 TO 84 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THAT PORTION OF LOT 24, IN BLOCK 44 OF TRACT NO. 7555, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 88 PAGES 79 TO 84 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING NORTH OF A LINE DRAWN FROM A POINT IN THE EAST LINE OF SAID LOT DISTANT SOUTHERLY THEREON 20 FEET FROM THE NORTHEASTERLY CORNER OF SAID LOT TO A POINT IN THE WESTERLY LINE OF SAID LOT TO A POINT IN THE WESTERLY LINE OF SAID LOT DISTANT SOUTHERLY THEREON 18.47 FEET FROM THE NORTHWEST CORNER OF SAID LOT.

PARCEL 3:

LOTS 24, 25 AND 26 IN BLOCK 44 OF TRACT NO. 7555, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 88 PAGES 79 TO 84 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THAT PORTION OF SAID LOT 24 LYING NORTH OF A LINE DRAWN FROM A POINT IN THE EAST LINE OF SAID LOT DISTANT SOUTHERLY THEREON 20 FEET FROM THE NORTHEASTERLY CORNER OF SAID LOT TO A POINT IN THE WESTERLY LINE OF SAID LOT, DISTANT SOUTHERLY THEREON 18.47 FEET FROM THE NORTHWEST CORNER OF SAID LOT.

EXCEPTING AND RESERVING HEREFROM ALL OIL, GAS, WATER, MINERAL AND GEOTHERMAL RIGHTS BELOW A DEPTH OF 500 FEET UNDER THE SURFACE THEREOF, AND ALL INCOME THEREFROM, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED BY AL R. BROOKS AND HARRIET D. BROOKS, HUSBAND AND WIFE AS COMMUNITY PROPERTY, IN DEED RECORDED ON JULY 3, 1979 AS INSTRUMENT NO. 79-727280, OFFICIAL RECORDS.

                                                                 Asset No. 42.00


                                 EXHIBIT "A"-16





THAT PORTION OF LOT 13 OF TRACT NO. 1212, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 18 PAGES 126 AND 127 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS ACQUIRED BY THE STATE OF CALIFORNIA BY DEED 430 RECORDED IN BOOK 49662 PAGE 107 OF OFFICIAL RECORDS IN SAID OFFICE, TOGETHER WITH THAT PORTION OF LOT 12 OF SAID TRACT ACQUIRED BY THE STATE OF CALIFORNIA BY PARCEL 1 OF DEED 434 RECORDED IN BOOK 48728 PAGE 256 OF SAID OFFICIAL RECORDS, AND THAT PORTION OF SAID LOT 13 ACQUIRED BY THE STATE OF CALIFORNIA BY DEED 436 RECORDED IN BOOK 43618 PAGE 90 SAID OFFICIAL RECORDS, ALL LYING EASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF THE NORTHERLY 186.03 FEET TO SAID LOT 13 WITH THE EASTERLY LINE OF PARCEL 9A OF THE LAND ACQUIRED BY THE STATE OF CALIFORNIA BY FINAL ORDER OF CONDEMNATION FILED IN SUPERIOR COURT CASE NO. 819813, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED IN BOOK D4485 PAGE 216 OF SAID OFFICIAL RECORDS; THENCE NORTHERLY IN A DIRECT LINE TO THE SOUTHEASTERLY TERMINUS OF THE COURSE DESCRIBED AS HAVING A BEARING AND DISTANCE OF SOUTH 11 DEGREES 23 MINUTES 23 SECONDS EAST, 57.95 FEET IN PARCEL 108 OF FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 819813, RECORDED IN BOOK D3733 PAGE 228 OF SAID OFFICIAL RECORDS.

SAID LAND IS ALSO KNOWN BY THE LOS ANGELES COUNTY TAX ASSESSOR AS 12565 STRATHERN ST., NORTH HOLLYWOOD CA.

                                                                    Asset #44.00

                                  Exhibit A-17


DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

         LOTS 11 AND 12 OF TRACT NO. 7170, AS PER MAP RECORDED IN BOOK 76 PAGE 12 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

         EXCEPTING THEREFROM ALL OIL, GAS AND HYDROCARBON SUBSTANCES BENEATH A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LOTS 11 AND 12, BUT WITHOUT THE RIGHTS OF SURFACE ENTRY, AS RESERVED BY EMANUEL O. BACHMANN AND ALICE SUTER BACHMANN, HUSBAND AND WIFE, RECORDED MAY 27, 1983 AS INSTRUMENT NO. 83-598224, OFFICIAL RECORDS.

         THE INTEREST OF EMANUEL O. BACHMANN AND ALICE SUTER BACHMANN WAS CONVEYED TO ALICE S. BACHMANN, JOHN G. BACHMANN AND PAUL DENNIS BACHMANN, AS TRUSTEES OF THE ALICE S. BACHMANN TRUST DATED APRIL 15, 1985 BY DEED RECORDED JULY 16, 1986 AS INSTRUMENT NO. 86-895015, OFFICIAL RECORDS, AND BY OTHER DEEDS OF RECORD.

PARCEL NO. 2:

         A PATIO EASEMENT AS GRANTED IN THAT CERTAIN PATIO AREA EASEMENT AGREEMENT DATED AS OF OCTOBER 13, 1993, RECORDED NOVEMBER 18, 1993 AS INSTRUMENT NO 93-2274585, OFFICIAL RECORDS AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         THOSE PORTIONS OF LOTS 10 AND 11 OF TRACT NO 7170 IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PER MAP FILED IN BOOK 76 PAGE 12 OF MAPS, RECORDS OF SAID COUNTY, LYING WITHIN THE FOLLOWING DESCRIBED BOUNDARIES.

         BEGINNING AT A POINT IN THE SOUTHERLY LINE OF LOT 10 OF SAID TRACT DISTANT THEREON SOUTH 89# 52' 05" WEST 40.05 FEET FROM THE SOUTHEAST CORNER OF SAID LOT 10; THENCE

 21.0.1    LEAVING SAID SOUTHERLY LINE NORTH 00# 07' 55" WEST 19.75 FEET; THENCE

                21.0.2    SOUTH 89# 52' 05" WEST 30.33 FEET; THENCE

                21.0.3    SOUTH 00# 07' 55" EAST 39.50 FEET; THENCE

                21.0.4    NORTH 89# 52' 05" EAST 30.33 FEET; THENCE

                21.0.5 NORTH 00# 07' 55" WEST 19.75 FEET TO THE POINT OF BEGINNING.

IN THE CASE OF A DISCREPANCY BETWEEN THE LEGAL DESCRIPTION AND THE PATIO LOCATION, THE BOUNDARY OF SAID EASEMENT SHALL BE THE LIMITS OF THE PATIO WHERE IT EXISTS.

                                                                   Exhibit J to
                                                           Asset Sale Agreement

                          EXHIBIT B TO SALES CONTRACT

                    FORM OF ASSIGNMENT TO AND ASSUMPTION BY
              QUALIFIED AFFILIATE OF REAL PROPERTY SALES CONTRACT


         FOR VALUE RECEIVED, as of the ____ day of ________________________,
1994, the undersigned,
_____________________________________________________________________, a
_______________________________________________ corporation (the "Assignor"), hereby assigns, transfers, sets over, grants and conveys unto ______________________________________________, a _________________________
[corporation/partnership], its successors and assigns (the "Assignee") all of its right, title, privilege and interest in and to that certain Real Property Sales Contract dated _____________________________, 1993 between the Assignor and City National Bank.

         In consideration of this Assignment, Assignee shall pay to Assignor the sum of $_____________________.

         Assignee hereby accepts this Assignment and assumes all of the obligations of Assignor under the aforementioned Sales Contract from and after the date hereof.

         This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

         The Assignee hereby accepts the foregoing Assignment, and agrees to perform each and every duty and obligation of the Assignor incurred as of the date hereof and hereafter relating to the subject matter of this Assignment, as fully and completely as though the Assignee was the party named as the Assignor in the instruments hereby assigned.

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Assignment under seal as of the day and year first hereinabove written.

WITNESS/ATTEST:                                    ASSIGNOR:

                                                   ____________________________
                                                   [Corporation/Partnership]


____________________________                       By: ________________________
[corporate seal]
                                                   Its: _______________________

(Signatures continued on next page)

                                                                   Exhibit J to
                                                           Asset Sale Agreement


(Signatures continued from previous page)

WITNESS/ATTEST:                                    ASSIGNEE:


                                                   ____________________________
                                                   [Corporation/Partnership]


____________________________                       By: ________________________
[corporate seal]
                                                   Its: _______________________

                                                                   Exhibit J to
                                                           Asset Sale Agreement


                   EXHIBIT C TO REAL PROPERTY SALES CONTRACT


                       Schedule of Interim Mortgage Loans

CITY NATIONAL BANK                              EXHIBIT C
SCHEDULE OF INTERIM MORTGAGE LOANS              POOLS 2-6           Page 1
                                                                   11/17/93

                                                                                                                       Interim
Asset    Pool                                                                                               Zip        Mortgage
  #      No.        Asset Name           Street Address              City             County       State    Code        Amount
- -----    ----  --------------------  -----------------------     ---------------    -----------    -----    -----     -------------
33.00    2     Villa Del Sol Apts.   10025 De Soto Ave           Chatsworth         Los Angeles      CA     91311      2,175,824.56
- -----    ----  --------------------  -----------------------     ---------------    -----------    -----    -----     -------------
22.00    3     Santa Fe Industrial   2209 So. Santa Fe           Los Angeles        Los Angeles      CA     90058        975,451.36
                                     Avenue
30.00    3     San Fernando          1501 1st Street             San Fernando       Los Angeles      CA     91341      1,699,631.44
               Industrial
42.00    3     12565 Strathern       12565 Strathern Street      North Hollywood    Los Angeles      CA     90021        896,858.56
               Street
- -----    ----  --------------------  -----------------------     ---------------    -----------    -----    -----     -------------
1.00     4     Jefferson Industrial  SEC Jefferson Ave and       Murrieta           Riverside        CA     92562        292,653,92
                                     Flg Street
 9.00    4     Malibu Highlands      Thrift Road, Birdella       Malibu             Los Angeles      CA     90265        455,520.00
                                     and Latigo Canyon Road
11.00    4     Lakewood and          13526 Lakewood Blvd         Bellflower         Los Angeles       CA     90706        146,411.20
               Rosecrans             and 9025 Rosecrans Ave.
12.00    4     Palmdale Industrial   SWC Avenue P & 12th         Palmdale           Los Angeles       CA     NAV           88,210.72
               Development           Street East
32.00    4     The Plaza             S/S of Via Princessa        Santa Clarita      Los Angeles       CA     NAV        1,157,478.40
                                     btwn Sierra Hwy. &
                                     Antelope Valley Fwy
32.01    4     The Arbors            S/S of Via Princessa        Santa Clarita      Los Angeles       CA     NAV          554,954.40
                                     btwn Sierra Hwy. &
                                     Antelope Valley Fwy
32.02    4     The Courtyard         North line of Via           Santa Clarita      Los Angeles       CA     NAV          251,425.20
                                     Princessa, West of Jason
                                     Road
34.00    4     40th St. & Ave "R"    Avenue R & 40th St East     Palmdale           Los Angeles       CA     93550        120,640.00
34.01    4     The Crossroads        Via Princessa and Sierra    Santa Clarita      Los Angeles       CA     93550        785,200.00
                                     Highway
35.00    4     The Marketplace       SW corner of Sierra         Santa Clarita      Los Angeles       CA     NAV        2,245,360.00
                                     Highway and Via
                                     Princessa
- -----    ----  --------------------  ------------------------    ----------------   -----------     -----    -----     -------------
33.01    5     Casa Balboa Center    16810 Ventura Blvd.         Encino             Los Angeles       CA     NAV        1,865,758.96
37.00    5     Fairfax Plaza         301 South Fairfax           Los Angeles        Los Angeles       CA     90036      3,853,583.76
44.00    5     Robertson Office      1030 S. Robertson Blvd.     Beverly Hills      Los Angeles       CA     90035        530,223.20
               Plaza
28.00    6     Plaza Las Glorias     SWC Mount Vernon Ave and    Colton             San Bernard       CA     92324      4,719,116.48
                                     Olive Street
                                                                                                                       -------------
TOTAL                                                                                                                  22,814,302.16
                                                                                                                       =============

                                                                   Exhibit L to
                                                           Asset Sale Agreement


                                   Form of

                               INTERIM MORTGAGE












































(Exhibit L continued on next page)

Recording Requested By And When  |
Recorded Mail To:                |
                                 |
                                 |
                                 |
Attn:                            |
                                 |
- --------------------------------------------------------------------------------
                                        Space Above this Line for Recorder's Use

                                    Form of

                               INTERIM MORTGAGE

           DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

         This Deed of Trust, Assignment of Rents and Security Agreement (the "Mortgage") is made this ___ day of 1993, between CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, herein called TRUSTOR, whose address is 606 S. Olive Street, 20th Floor, Los Angeles, CA, CHICAGO TITLE INSURANCE COMPANY, a California corporation, herein called TRUSTEE, and ____________________________, California ______________, herein called
BENEFICIARY. Unless otherwise defined herein, each capitalized term used in this Mortgage shall have the same meaning ascribed thereto in the Loan and Security Agreement or the Interim Mortgage Note, both of even date herewith.

         Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to TRUSTEE IN TRUST, WITH POWER OF SALE, that property in __________________________ County, California, described in Exhibit A attached hereto and made a part hereof (the "Land"):

         TOGETHER with all right, title and interest of Trustor, including any after-acquired title or reversion, in and to any strips and/or gores and/or the beds of the ways, streets, avenues, and alleys adjoining the Land; and

         TOGETHER with all and singular the tenements, hereditaments, easements, appurtenances, mineral rights, air, development and zoning rights, working interests, passage, water rights, water courses, riparian rights, utility commitments and/or reservations, permits, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the Land, including any homestead or other claim at law or in equity, as well as any after-acquired title, franchise or license and reversion and reversions and remainder and remainders thereof; and

         TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed thereon (collectively, the "Improvements"), and all materials now or hereafter owned by Trustor intended for construction, reconstruction, alterations and repairs of the Improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Property hereby conveyed immediately upon the delivery thereof to the Land, and all fixtures and articles of personal property now or hereafter owned by the Trustor and attached to or contained in and used in connection with the Land or the Improvements, including, but not limited to, the Equipment (as defined in Section 6.2 below); and all spare parts, renewals, or replacements thereof or articles in substitution therefor, whether or not the same are or shall

                                      1                     Exhibit L to the
                                                            Asset Sale Agreement


                                   Form of

                               INTERIM MORTGAGE
be attached to said building or buildings in any manner; and all proceeds thereof; it being mutually agreed that all the aforesaid property owned by Trustor and placed by it on the Land shall so far as permitted by law, be deemed to be fixtures and affixed to the realty and encumbered by this Mortgage; and

         TOGETHER with all judgments, insurance proceeds, awards of damages and settlements hereafter made as a result or in lieu of any taking, permanent or temporary, of the Land and the Improvements or any part thereof under the power of eminent domain, or by deed in lieu thereof, or for any damage, whether caused by such taking or otherwise, to the Land and the Improvements or any part thereof, and all insurance policies and insurance proceeds pertaining to the Land and the Improvements, as hereinafter defined, and all awards and payments that shall become payable with respect to any damage to the Land and the Improvements or any part thereof; and

         TOGETHER with any and all other, further or additional right, title, or interest in or to any of the foregoing described collateral, which may at any time hereafter be acquired by Trustor (or any entity in any way related to Trustor).

         The aggregate of the Land, the Improvements, the Equipment and all of the other rights and interests described above is hereinafter collectively referred to as the "Property."

         In addition to the foregoing, Trustor hereby absolutely and unconditionally assigns to Beneficiary, as a present assignment and not as an assignment for security purposes, all leases of the Land and/or the Improvements, or any parts thereof, now or hereafter entered into and all right, title and interests of Trustor thereunder, and all of the rents, issues and profits of the Land and/or the Improvements, as more fully provided in
Section 6.1 below.

         This Mortgage is made for the purpose of securing:

1. Performance of each agreement of Trustor herein contained, and repayment of any funds advanced by Beneficiary or Trustee or which Beneficiary or Trustee become obligated to advance under this Mortgage.

2. Payment of the indebtedness evidenced by one Interim Mortgage Note of even date herewith, and any extension or renewal thereof, in the principal sum of $________________________ executed by Trustor in favor of Beneficiary or order.

3. Payment of such further sums as the then record owner of the Property hereafter may borrow from Beneficiary, when evidenced by a promissory note or notes reciting it is so secured.

TO PROTECT THE SECURITY OF THIS MORTGAGE, TRUSTOR COVENANTS TO AND AGREES WITH BENEFICIARY AS FOLLOWS:

4.       Trustor shall, with respect to the Property:

         4.1     Keep the Property in good condition and repair;
         4.2     Not remove or demolish any building or other structure;





                                            2                   Exhibit L to the
                                                                Sale Agreement

         4.3 Complete or restore promptly and in good and workmanlike manner any building or other structure which may be constructed, damaged or destroyed and pay when due all claims for labor performed and materials furnished therefor;
         4.4 Comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon;
         4.5     Not commit, suffer or permit waste;
         4.6 Not commit, suffer or permit any act upon the Property in violation of law, including but not limited to all Federal, state and local statutes, ordinances or regulations relating to hazardous or toxic waste;
         4.7 Cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the Property may be reasonably necessary to maintain its value, the specific enumerations herein not excluding the general;
         4.8 Provide, maintain and deliver to Beneficiary such evidence of insurance coverage as is satisfactory to and with loss payable to Beneficiary.
         4.9 Appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Mortgage.
         4.10 Pay at least ten (10) days before delinquency all taxes and assessments affecting the Property, including assessments on appurtenant water stock;
         4.11 Pay when due, all encumbrances, charges and liens which appear to be prior or superior to the lien created by this Mortgage, together with any interest, costs or other sums secured thereby;
         4.12 Cure within the time specified in any lease or sublease, or immediately if not specified, any defaults or breaches thereof and do all acts necessary to insure that any such lease or sublease remain in full force and effect;
         4.13 With respect to any property described above which is less than a fee-simple estate, including but not limited to a leasehold estate:
                 4.13.1 Trustor shall cure within the time specified in the above-described lease, or other agreement, or immediately if not specified therein, any default or breaches thereof and to do all acts necessary to insure the above-described lease or other agreement remains in full force and effect;
                 4.13.2 Trustor shall not voluntarily terminate, surrender or subordinate any leasehold or other estate encumbered hereby and any attempt by Trustor to do so shall be wholly void and without any force and effect.

5. Trustor covenants and agrees that to effectuate the terms and conditions of this Mortgage:
         5.1 Trustor shall, upon reasonable notice by Beneficiary, during normal business hours or at such other time if reasonably required, permit Beneficiary, and any of its agents or employees to inspect the Property and copy such records of Trustor that pertain to the Property, whether or not located at the Property.
         5.2 Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in





                                        3                  Exhibit L to the
                                                           Asset Sale Agreement
such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees. Trustor shall pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount set forth in the obligation secured hereby, or if the obligation secured hereby does not specify a rate of interest, at a rate of interest equal to the Trustor's Prime Rate as it may exists from time to time plus three percent (3.0%) but in no event less than ten percent (10.0%) per annum.
         5.3 Trustor agrees to indemnify and hold Beneficiary, and any of its successors in interest, harmless from any waste or violations of law, including but not limited to all Federal, state and local statutes, ordinances or regulations relating to hazardous or toxic wastes.
         5.4 Any award of damages in connection with any condemnation for public use of or injury to the Property is hereby assigned and shall be paid to Beneficiary who shall apply said moneys in reduction of the principal amount of the indebtedness secured to the extent necessary to render its security unimpaired. If the obligation secured hereby includes obligations to reimburse the Beneficiary for moneys the Beneficiary is committed to advance to Trustor or third persons in the future, said award of damages shall be held as collateral for such reimbursement obligation in lieu of the property which is condemned. In the event of a partial taking in condemnation, the proceeds shall be apportioned in accord with the provisions of California Code of Civil Procedure Section 1265.225, as it is in effect at the time of the award. An action for inverse condemnation shall be deemed an action for condemnation under this paragraph.
         5.5 Insurance proceeds shall be held, in trust, by Beneficiary and applied to the reasonable costs of repair and restoration of the Property if such proceeds, together with funds supplied by Trustor, are sufficient to restore the Property in such a manner that the Beneficiary's security interest hereunder remains unimpaired. If the insurance proceeds, together with funds supplied by Trustor, are not sufficient to restore the Property in such a manner that the Beneficiary's security interest hereunder remains unimpaired, said proceeds, at the option of Beneficiary, may be applied to the obligation secured hereby or to restoration of the Property. If Trustor disagrees with Beneficiary's disposition of insurance proceeds hereunder, Trustor agrees to submit the matter to binding arbitration before a three-member panel (or one-member panel if the insurance proceeds are less than $200,000) of the American Arbitration Association pursuant to the rules and regulations of the American Arbitration Association. The arbitrators shall also apportion the costs of arbitration, including attorneys' fees, to the extent each party has prevailed.
         5.6 Trustor covenants and agrees (i) to pay, for the purpose of establishing an escrow account (the "Estimated Accrual Account") to be held by Trustor for the benefit of Beneficiary (which account shall not bear interest), an initial amount equal to the Proration Amount, as such term is defined below, and (ii) thereafter to continue to pay into the Estimated Accrual Account monthly to the extent available from Cash Flow, on each and every monthly payment date, One-Twelfth (1/12th) of the estimated annual real estate taxes, assessments and hazard insurance premiums on the Property, as Permitted Expenses. The amount of such real estate taxes, assessments and hazard insurance premiums, when unknown, shall be reasonably estimated by Trustor). Such deposits shall be used by Trustor or, if title to the Real Property has been then transferred, Beneficiary to pay such real estate taxes, assessments, and hazard insurance





                                      4                   Exhibit L to the
                                                          Asset Sale Agreement
premiums when due. The enforceability of the covenants relating to Trustor's payment of real estate taxes, assessments and hazard insurance premiums herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this Section 5.6. As used herein, "Proration Amount" means that amount of real estate taxes, assessments and hazard insurance premiums which would be payable by Beneficiary as Seller if the Real Property were transferred to Beneficiary as Purchaser on the Closing Date.

6. Trustor hereby assigns to Beneficiary the following additional rights and interests:
         6.1 All leases, whether written or oral, and all other agreements for use or occupancy of any portions of the Land and/or the Improvements, together with any and all extensions and renewals thereof and any and all further leases, lettings or agreements (including, but not limited to, subleases thereof and tenancies following attornment) upon or covering use of occupancy of all or any part of the Land and/or the Improvements, together with any and all guarantees of any lessee's performance under any of said leases or other agreements; and the immediate and continuing right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of the Property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of the Land and the Improvements, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. The absolute assignment of leases, rents, issues and profits contained in this
Section 6.1 constitutes an absolute, unconditional and present transfer of Trustor's interest in existing and future leases, rents, issues and profits with respect to the Property described in this Mortgage effective upon the execution and delivery of this Mortgage and such assignment is not intended to be, and shall not be construed to be, a conditional assignment or an assignment for security purposes only; and
         6.2 A security interest under the applicable Uniform Commercial Code in and to the following Property (hereinafter referred to as the "Collateral"), as additional security for the payment and performance of the obligations secured by this Mortgage:
                 6.2.1 All of the personal property of any kind whatsoever (excluding all such Property which is owned by occupancy tenants of the Trustor and installed for the purposes of their tenancy if such occupancy tenant has the right to remove the same at or before the expiration of the term of the applicable lease), including, but not limited to, all materials, machinery, apparatus, equipment, furnishings, furniture, fixtures and all other goods, chattels and articles of personal Property including, without limitation, all building materials and supplies, all construction equipment, all medical equipment and supplies, furniture, rugs and carpets, linens and bedding materials, televisions, radios and other sound equipment, kitchen fixtures, utensils, and all cooking and serving equipment, furnaces, boilers, oil burners, refrigeration, air conditioning and sprinkler systems, awnings, screens, window shades, draperies, motors, dynamos, incinerators, plants





                                     5                   Exhibit L to the
                                                         Asset Sale Agreement
and shrubbery, and all other equipment, machinery, appliances, fittings and fixtures, whether personal Property, inventory or fixtures, whether now owned or hereafter from time to time acquired by the Trustor, together with all substitutions, replacements, additions, attachments, accessories, accretions, their component parts thereto or thereof, all other items of like Property (collectively, the "Equipment").
                 6.2.2 All accounts and contract rights covering or relating to any or all thereof, including any proceeds and products thereof, whether now in existence or hereafter arising, and relating to, situated or located on, or used or usable in connection with, the construction, maintenance or operation of the Property and all receipts, earnings, revenues, rents, issues, profits, avails and other income due to or received by Trustor from the operation, ownership or leasing of the improvements or any part thereof and all rights to receive the same, whether in the form of accounts receivable or otherwise.
                 6.2.3 All judgments, insurance proceeds, awards of damages and settlements hereafter made as a result or in lieu of any taking, permanent or temporary, of the Property or any part thereof under the power of eminent domain, or by deed in lieu thereof, or for any damage, whether caused by such taking or otherwise, to the Property or any part thereof, and all insurance policies and insurance proceeds pertaining to the Property and all awards and payments that shall become payable with respect to any damage to the Property or any part thereof.
                 6.2.4 All construction contracts, purchase orders, subcontracts, architectural and engineering contracts, the Approved Plans and Specifications, all building permits, any bonds in favor of Trustor, and all other contracts, agreements, permits, authorizations, or guarantees of work, material or performance in any way relating to the construction of the Improvements, now existing or arising at any time hereafter during the term of the Loan, including all amendments, modifications, replacements and/or additions to any of the foregoing.
                 6.2.5 Any and all other, further, or additional right, title, or interest in or to any of the foregoing described collateral, which may at any time hereafter be accrued by the Trustor (or any entity in any way related to Trustor or any of its partners), to secure payment of the Note, as well as to secure the performance by the Trustor of its obligations under this Mortgage.
         6.3     Incident thereto, Trustor agrees with Beneficiary as follows:
                 6.3.1    Trustor warrants and represents that:
                 6.3.2 At its option, Beneficiary may, but shall not be required to, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral; may, but shall not be required to, pay for insurance on the Collateral; and may, but shall not be required to, pay for the maintenance and preservation of the Collateral. Trustor agrees to reimburse Beneficiary on demand for any payment made, or any expense incurred, by Beneficiary pursuant to the foregoing authorization together with interest thereon at the rate set forth in the Note, from the date incurred until reimbursed by Trustor. Until default, Trustor may have possession of the Collateral and use it at all times as personal Property and for business purposes, and in a lawful manner not inconsistent with the provisions hereof and not inconsistent with any policy of insurance thereon.
                 6.3.3 Upon any Event of Default and at any time thereafter, Beneficiary may exercise, in addition to but not in replacement of any remedy set forth in Section 11 below, all of the rights and remedies of a Secured Party under the Uniform Commercial Code of the state in which the Collateral is located or otherwise as provided by law, including, without limitation, the





                                      6                   Exhibit L to the
                                                          Asset Sale Agreement
right to sell all or any part of the Collateral at public or private sale. In any case where Beneficiary determines to give notice of any sales or other dispositions of Collateral, the mailing of notice to Trustor at least ten (10) days before any sale or other disposition, conclusively shall be deemed reasonable notice thereof.
                 Expenses of retaking, holding, preparing for sale, selling or the like shall include Beneficiary's attorneys' fees and legal expenses and are secured hereby as part of said obligations. If the proceeds realized from disposition of the Collateral shall fail to satisfy Trustor's obligations (including the expenses mentioned above) Trustor shall immediately pay any deficiency balance to Beneficiary.
                 6.3.4 In the event Beneficiary elects to dispose of the Collateral by public sale, it shall advertise for sale under this Mortgage, by notice of such sale published in some newspaper published in the jurisdiction where the Collateral is located for such number of times as is required by all applicable laws and rules of the jurisdiction in which the Collateral is located, giving notice of the time, place and terms of such sale. Beneficiary may, at its option, sell the Collateral as a whole or in parcels and such sale may be held at the courthouse door in the jurisdiction where the Collateral is located, at the place where the Collateral is located, or at any other commercially reasonable place, all at the option of Beneficiary, but in no event shall it be necessary that the Collateral be present at the sale.
                 6.3.5 Upon the occurrence of an Event of Default, Beneficiary may enter upon the Property to take possession of the Property and the Collateral, or at its option may require Trustor to assemble the Collateral at any place designated by Beneficiary reasonably convenient to the parties.
If necessary to obtain the possession provided for above, Beneficiary may invoke any and all available legal remedies to dispossess Trustor, including without limitation, one or more actions for forcible entry and detainer, trespass to try title, restitution and appointment of a receiver.
                 6.3.6 Trustor will do all acts requested by the Beneficiary, including but not limited to the execution and filing of all instruments (such as security agreements, financing statements, and continuation statements) necessary to establish, maintain and continue perfected the security interests of Beneficiary in the Collateral, will promptly on demand pay all costs of any searches deemed necessary by Beneficiary to establish and determine the validity and the priority of the security interest of Beneficiary, and also all other claims and charges which in the opinion of Beneficiary might prejudice, imperil or otherwise affect the Collateral or Beneficiary's security interest therein.
                 6.3.7 No waiver by Beneficiary of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of Beneficiary hereunder shall inure to the benefit of its successors and assigns; and all obligations of Trustor shall bind its successors and assigns.
                 6.3.8 No delay or failure on the part of Beneficiary in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Beneficiary of any right or remedy shall operate as a waiver thereof, or the exercise of any other right or remedy.
                 6.3.9 Trustor further specifically agrees that, in any exercise of the rights of Beneficiary under this or any other instrument, any combination or all of the Property, rights or security given to secure Trustor's indebtedness to Beneficiary may be offered for sale for one total price, and the proceeds of any such sale accounted for in one account without distinction between





                                   7                        Exhibit L to the
                                                            Asset Sale Agreement
the items of security or without assigning to them any proportion of such proceeds, Trustor hereby waiving the application of any doctrine of marshalling.

7. Trustor or any other person legally entitled thereto agrees to pay $60.00 for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby.
                 7.3.1.1          Trustor is the lawful owner of such
Collateral and is, or when it acquires same it will be, in possession of the same free and clear from any lien, security interest or encumbrance; no Financing Statement or other notice of lien agreement or lien is on file or record at any public office which relates to any of the Collateral or which could through general language relate thereto; Trustor has good right to pledge, sell, consign, assign, transfer and create a security interest in the same; and Trustor at its cost and expense will protect and defend the security interest created herein and the Collateral against all adverse claims that any of the Collateral has ceased to be personal Property;
                 7.3.1.2 The Collateral shall continue to be free from all pledges, liens, encumbrances and security interests or other claims in favor of others; and the Trustor shall warrant, and, at the Beneficiary's request, defend the same from all claims and demands of all persons;
                 7.3.1.3 The Collateral will only be used by Trustor in the construction, maintenance and operation of the Property, and will not be held for sale, lease or transfer to others, or otherwise disposed of by the Trustor without the written consent of the Beneficiary, except as may be specifically permitted herein;
                 7.3.1.4 The tangible Collateral will be located at the Property, and the Collateral will not be removed therefrom without the prior written consent of the Beneficiary unless Collateral is immediately replaced with similar items owned by the Trustor and which are of equal or greater value; and
                 7.3.1.5 Trustor will, at its own cost and expense, keep the Collateral in as good and substantial order, repair and condition as the same is in at this date, or as the same is when acquired, reasonable wear and tear alone excepted, making replacements when and as necessary, and, in this connection, Beneficiary hereby gives its written consent to the removal by Trustor of the same, or any part thereof, from the Property if such removal is necessary so to do in connection with Trustor's fulfilling of its obligations under this subsection 6.3.1.5, and if the priority of its security interest therein will not be materially jeopardized.
                 7.0.1 Trustor agrees that Beneficiary, or its agents, may enter upon the Property at any time, and from time to time, for the purpose of inspecting the Collateral, and any and all records pertaining thereto. Trustor agrees to notify Beneficiary promptly of any change in its mailing address or principal place of business, in order that a prompt refiling of any outstanding notices may be made, if necessary. Trustor also is to advise Beneficiary, within thirty (30) days, of any new facts which, under applicable provisions of law, would affect the priority of the security interest granted to Beneficiary by this instrument.

8. Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said





                                  8                        Exhibit L to the
                                                           Asset Sale Agreement
instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Mortgage is recorded and the name and address of the new Trustee.

9. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Mortgage and the evidence of the obligation secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of the Property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

10. Upon written request of Beneficiary stating that all sums secured hereby have been paid, if applicable, Beneficiary's statement that no further commitment exists to make future advances or extend credit, and upon surrender of this Mortgage and the evidence of the obligation secured hereby to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. Upon written request of Beneficiary, if less than all sums secured hereby have been paid, Trustee shall reconvey, without warranty, the portion of the Property then held hereunder specified by Beneficiary. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five (5) years after issuance of such full reconveyance, Trustee may destroy the evidence of indebtedness and this Mortgage (unless directed in such request to retain them).

11. Upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, the following provisions shall apply:
         11.1 Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Mortgage, the evidence of the obligation secured hereby and all documents evidencing expenditures secured hereby.
         11.2 To the extent the obligation secured hereby arises from a commitment of Beneficiary to make future advances either to Trustor or a third party or extend credit subsequent to the recordation of a notice of default hereunder, the sums secured hereby shall also include the amount of such commitment to make future advances or extend credit, and subject to acceleration as provided in the previous paragraph. The Trustee shall pay such amount at such time as it pays all other sums secured hereby and the Beneficiary shall hold same as additional collateral for the obligation secured hereby, at such interest as is available to Beneficiary's customers in an insured deposit account with no restrictions on withdrawal.
         11.3 After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at the time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty,





                                     9                      Exhibit L to the
                                                            Asset Sale Agreement
express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary may purchase at such sale.
         11.4 If the Property consists of more than one lot or parcel, the lots or parcels may be sold separately, together or in any combination, at the sole discretion of Beneficiary. Trustor waives the right to direct the order in which the Property may be sold when it consists of more than one lot or parcel. The order of sale of the Property when it consists of more than one lot or parcel shall be at the sole discretion of the Beneficiary.
         11.5 After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

12. This Mortgage applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the evidence of the obligation secured hereby, whether or not named as Beneficiary herein. In this Mortgage, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

13. That Trustee accepts this Trust when this Mortgage, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Mortgage or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

14. SHOULD TRUSTOR OR ITS SUCCESSOR IN INTEREST WITHOUT THE PRIOR WRITTEN CONSENT OF BENEFICIARY, SELL, TRANSFER, MORTGAGE, PLEDGE, HYPOTHECATE, ASSIGN OR ENCUMBER ITS INTEREST IN THE PROPERTY (OR ANY PART THEREOF), WHETHER VOLUNTARILY OR INVOLUNTARILY, THEN BENEFICIARY MAY AT ITS ELECTION DECLARE ALL SUMS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE. THIS PROVISION SHALL APPLY TO EACH AND EVERY SALE, TRANSFER, MORTGAGE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR ENCUMBRANCE REGARDLESS WHETHER OR NOT BENEFICIARY HAS CONSENTED TO, OR WAIVED, ITS RIGHT HEREUNDER, WHETHER BY ACTION OR NON-ACTION, IN CONNECTION WITH ANY PREVIOUS SALE, TRANSFER, MORTGAGE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR ENCUMBRANCE, WHETHER ONE OR MORE.

15. ANYTHING CONTAINED IN ANY PROVISION OF THIS MORTGAGE OR THE INTERIM MORTGAGE NOTE SECURED HEREBY TO THE CONTRARY NOTWITHSTANDING, IF ANY FORECLOSURE PROCEEDING IS BROUGHT UNDER THE PROVISIONS OF THIS MORTGAGE OR IF ANY OTHER ACTION IS BROUGHT TO ENFORCE THE PROVISIONS OF THIS MORTGAGE OR THE INTERIM MORTGAGE NOTE SECURED HEREBY, BENEFICIARY SHALL NOT BE ENTITLED TO TAKE ANY





                                     10                         Exhibit L to the
                                                            Asset Sale Agreement

ACTION TO PROCURE ANY MONEY JUDGMENT IN PERSONAM OR ANY DEFICIENCY DECREE AGAINST TRUSTOR EXCEPT TO THE EXTENT OF TRUSTOR'S INTEREST IN THE PROPERTY OR THE COLLATERAL; PROVIDED, HOWEVER, THAT NOTHING IN THE PROVISIONS OF THIS MORTGAGE SHALL BE DEEMED TO LIMIT OR IMPAIR THE ENFORCEMENT AGAINST THE PROPERTY OR THE COLLATERAL OR ANY OTHER COLLATERAL WHICH MAY FROM TIME TO TIME TO BE GIVEN TO BENEFICIARY, OR HELD BY TRUSTOR IN TRUST ON BEHALF OF BENEFICIARY, AS SECURITY FOR THE PERFORMANCE OF TRUSTOR'S OBLIGATIONS HEREUNDER OR UNDER THE PROVISIONS OF THE INTERIM MORTGAGE NOTE SECURED HEREBY OR ANY OTHER INSTRUMENT EXECUTED IN CONNECTION HEREWITH, OR TO LIMIT OR IMPAIR THE RIGHTS AND REMEDIES OF BENEFICIARY THEREUNDER OR UNDER ANY OF THE PROVISIONS THEREOF; AND PROVIDED FURTHER, THAT TRUSTOR SHALL REMAIN LIABLE TO ACCOUNT FOR THE USE OF THE NET PROPERTY PROCEEDS RECEIVED BY TRUSTOR AND NOT APPLIED ON A CURRENT BASIS AS RECEIVED BY TRUSTOR IN ACCORDANCE WITH THE PROVISIONS OF THIS MORTGAGE AND THE INTERIM MORTGAGE NOTE SECURED HEREBY.

16. The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.

Signature of Trustor


CITY NATIONAL BANK,
a national banking association



By:  _______________________________________

Its:   _____________________________________





                                          11                    Exhibit L to the
                                                            Asset Sale Agreement

                                                                   Exhibit M to
                                                           Asset Sale Agreement



                                    Form of

                             INTERIM MORTGAGE NOTE



$____________________                                   November ____, 1993
(Initial Loan Amount)


         FOR VALUE RECEIVED, the undersigned, CITY NATIONAL BANK, a national banking association ("Grantor"), promises to pay to the order of
___________________________________
__________________________________________________, offices located at
_____________________________________________, County of ________________,
State of __________________ ("Grantee"), the principal sum of _______________________________________________________ DOLLARS U.S.
($________________)*, together with interest thereon from the date hereof on any outstanding balance of principal plus any amounts added to the principal amount hereof, until paid, including interest at the rate or rates hereinafter set forth. This note ("Note") is secured by a deed of trust of even date herewith between Grantor and Grantee ("Interim Mortgage"). Capitalized terms not defined herein or in the Interim Mortgage or in Exhibit A hereto shall have the meanings set forth in the Asset Sale Agreement.

         Interest on the outstanding principal balance of this Note shall accrue at a per annum rate equal to the ask yield published in the Wall Street Journal under Treasury Bonds, Notes & Bills as of the Business Day immediately prior to the Closing Date corresponding to the 6-7/8 Treasury Notes due in February 1994, ("Applicable Rate"), based upon a 360-day year for the actual
number of days elapsed.   The Applicable Rate shall be paid from Net Cash Flow,
which amount shall be payable on the first day of each month, or, if such first day is not a Business Day, then on the following Business Day ("Due Date"); provided, however, that in the event Net Cash Flow for the calendar month immediately preceding the Due Date is insufficient to pay in full the accrued interest on any Due Date, such accrued and unpaid interest shall thereafter accrue interest at the Applicable Rate and be paid in accordance herewith.

         The amount due hereunder on each Due Date shall be equal to the sum of
(i) Net Property Proceeds plus (ii) Late Charges and Outstanding Lender Advances, together with accrued interest thereon at a rate equal to two percent (2.0%) per annum in excess of the Applicable Rate then in effect under this Note, but in no event in excess of the maximum permissible interest rate under applicable law (the "Default Rate"). All payments received hereon shall be applied first, to Late Charges and Outstanding Lender Advances, together with accrued interest thereon at the Default Rate; second, to interest at the Default Rate on any delinquent amounts due and payable hereunder; third, to the payment of delinquent amounts; fourth, to Interest at the Applicable Rate on the outstanding principal balance hereof that accrued during the immediately preceding month, plus accrued and unpaid Interest at the Applicable Rate on amounts that accrued and were not paid (due to an insufficiency in Net Property Proceeds and not to any delinquency) for periods

                                                                    Exhibit M to
                                                            Asset Sale Agreement

prior to the month immediately preceding the Due Date; and fifth, to reduce the outstanding principal balance. Principal, Late Charges, accrued interest, repayment of Outstanding Lender Advances and any other sums secured by the Interim Mortgage shall be due and payable in all events on ______________________, 1994, subject to extension for up to ________ months, if Purchaser under the Asset Sale Agreement has delivered a Certificate of Defective Asset to Seller thereunder, and Seller has elected to cure or revalue the Defective Asset (the "Maturity Date").

         All payments due hereunder shall be remitted to Grantee in lawful currency of the United States of America in federal or other funds currently due and immediately available with all charges prepaid, as follows:

                          [Insert Account Information]

or, upon prior written notice by Grantee, to such other accounts or designees as Grantee shall from time to time request.

         In the event that any payment or part of any payment due hereunder is not made on the date the same as due, the full amount outstanding hereunder shall bear interest at the Default Rate until such amount is paid, subject to the right to accrue unpaid Interest to the extent that Net Property Proceeds for the month immediately preceding any Due Date are not sufficient to pay such Interest.

         In the event that any payment or part of any payment due hereunder is not made within five (5) days after the date when the same is due, Grantor shall pay to Grantee a late charge equal to five percent (5%) of the late payment ("Late Charge"), which Late Charge shall bear interest at the Default Rate if not paid when due [subject to the right to accrue unpaid Interest to the extent that Net Property Proceeds for the month immediately preceding any Due Date are not sufficient to pay such Interest]. This charge shall be in addition to any other sums due hereunder and any other rights or remedies the holder of this Note may have.

         Grantor shall have the right to prepay the principal balance of this
Note in whole upon receipt of a Certificate of Defective Asset at any time during the term of this Note without penalty or premium upon the remittance to Grantee of all amounts due hereunder, and upon the satisfaction by Borrower of all obligations required for the release of the Mortgage Loan evidenced hereby from the lien of the Loan and Security Agreement.

         [This language will be added to the related Interim Mortgage.]

         Grantee acknowledges that in the making of the Interim Mortgage Loan evidenced hereby and secured by the Interim Mortgage, Grantee is relying to a material extent upon the creditworthiness and business expertise of the Grantor. Therefore, in order to protect Grantee, Grantor agrees that if Grantor sells, conveys, transfers, disposes of or leases (except as to those leases of space in improvements which do not provide for an option to purchase) the Property or any portion thereof, either voluntarily, involuntarily, or otherwise or enters into an agreement so

                                                                    Exhibit M to
                                                            Asset Sale Agreement

to do without the prior written consent of Grantee, Grantor shall, not less than thirty (30) days prior to any such event, notify Grantee in writing of the occurrence of such event, and Grantee, whether or not it receives such notice, upon the occurrence of any one or more of such events, shall have the right to declare the then current outstanding principal of this Note immediately due and payable, together with all accrued interest and unpaid interest and other amounts due hereunder, which shall be applied, after being applied to payment of all other sums secured hereby then due and payable in such order as Grantee may determine, to the reduction of the outstanding principal balance of this Note. The foregoing right to accelerate the indebtedness may be exercised at any time in Grantee's sole discretion after the occurrence of any event described above and the acceptance of one or more installments from any person thereafter shall not constitute a waiver of Grantee's right.

         Notwithstanding the foregoing, after the execution hereof, Grantor shall convey the Property to a Qualified Affiliate as the purchaser thereof in accordance with the terms of the Interim Mortgage and the Sales Contract and Grantor's obligations hereunder shall be satisfied in full. Then and in such event, Grantor shall be relieved of any and all liability whatsoever hereunder. Subject to the terms of the Interim Mortgage and the Sales Contract, Grantor shall have such one-time right to transfer the Property to a Qualified Affiliate, provided that Grantor is not in default hereunder or under the Interim Mortgage.

         This Note is secured by the Interim Mortgage. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Interim Mortgage to be kept, observed and performed by Grantor therein are hereby made a part of this Note and are incorporated herein by this reference to the same extent, and with the same force and effect, as if they were fully set forth herein, and Grantor promises and agrees to keep, observe and perform them, or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

         Grantor hereby expressly agrees that (i) if default be made in the payment of any installment of accrued interest, or principal, or in the payment of Late Charges or the repayment of Outstanding Lender Advances due under this Note and such default shall continue uncorrected; or (ii) if default be made in the performance of or compliance with the terms, covenants and conditions of this Note, the Interim Mortgage securing this Note, the Loan and Security Agreement, the Promissory Note as defined in the Loan and Security Agreement, or any other instrument or collateral related thereto and such default shall continue uncorrected beyond any applicable grace or cure period then, and in any or all such events, the entire outstanding principal balance and accrued interest, and all other sums evidenced by this Note and secured by the Interim Mortgage, shall at once be and become due and payable at the option of the holder of this Note without further notice or demand.

         The failure of Grantee to exercise the option for acceleration of maturity of this Note or of foreclosure during any default or to exercise any other option granted to it hereunder, or under the Interim Mortgage, in any one or more instances, or the acceptance by Grantee of partial payments or partial performance, shall not constitute a waiver of any such default, but such options

                                                                    Exhibit M to
                                                            Asset Sale Agreement

shall remain continuously in force during the pendency of the default. Time is of the essence hereof, and any failure to declare a default hereunder or to accelerate this Note or to impose Late Charges or interest at the Default Rate, notwithstanding that one or more payments due hereunder have not been remitted on a timely basis, shall not constitute a waiver of Grantee's right to declare such a default or to impose Late Charges and interest at the Default Rate.

         It is expressly stipulated and agreed to be the intent of Grantor and the holder of this Note at all times to comply with the applicable usury and other applicable law of the State of California. If the laws of the State of California or of the United States of America are revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or any document securing payment of this Note, including, but not limited to, the Interim Mortgage, or contracted for, charged or received with respect to the Interim Mortgage Loan evidenced by this Note, or if exercise by the holder of this Note of the option herein contained to accelerate the maturity of this Note or if any prepayment by Grantor results in Grantor's having paid any interest in excess of that permitted by law, then it is Grantor's and the holder's express intent that all excess amounts theretofore collected by the holder of this Note be credited to the principal balance of this Note in inverse order of maturity of the installments of principal (or, if this Note has been paid in full, refunded to Grantor), and the provisions of this Note and all documents securing the payment of this Note, including, but not limited to, the Interim Mortgage, shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of execution of any new document, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder.

         It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note and under such other documents securing payment of this Note, or which are interpreted for the purpose of determining whether such rate would exceed the maximum lawful contract rate, shall be made, to the extent permitted by the law of the State of California, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Interim Mortgage Loan evidenced by this Note, all interest at any time contracted for, charged or received from Grantor or otherwise by the holder of this Note.

         In the event it shall become necessary to employ counsel to collect this obligation or to protect the security herefor, Grantor agrees to pay reasonable attorneys' fees, whether suit be brought or not, and all other costs and expenses actually and reasonable incurred by the holder of this Note in connection with collection, the protection of the security for the debt evidenced hereby or the enforcement of each and every covenant and agreement by the Grantor, or of any remedies herein given to secure this Note, or any instrument collateralized or related thereto or the enforcement of any guaranty.

         The undersigned and any endorsers, guarantors or sureties jointly and severally waive presentment, protest and demand, notice of protest, notice of intent to accelerate, notice of acceleration, demand and dishonor, and nonpayment of this Note and any and all lack of diligence or delays in the collection or enforcement hereunder may be extended from time to time without notice to any party and without in any way affecting the liability of the undersigned or any

                                                                    Exhibit M to
                                                            Asset Sale Agreement

endorsers, guarantor or surety hereof. This Note shall be binding on Grantor and Grantor's successors and assigns.

         Grantor hereby represents and warrants that it is a business or commercial entity and that the Interim Mortgage Loan evidenced hereby was made and transacted solely for the purpose of carrying on or acquiring a business or commercial investment.

         THE VALIDITY AND CONSTRUCTION OF THIS NOTE AND ALL MATTERS PERTAINING HERETO ARE TO BE DETERMINED ACCORDING TO THE LAW OF THE STATE OF CALIFORNIA.

         In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.

         This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

         Anything contained in any provision of this Note or the Interim Mortgage to the contrary notwithstanding, if any foreclosure proceeding is brought under the provisions of the Interim Mortgage or if any other action is brought under the provisions of the Interim Mortgage or if any other action is brought to enforce provisions of the Interim Mortgage or those of this Note, the holder hereof shall not be entitled to take any action to procure any money judgment in personam or any deficiency decree against the Grantor except to the extent of its interest in the Property or Collateral (as such term is defined in the Interim Mortgage); provided, however, that nothing in the provision of this Note shall be deemed to limit or impair the enforcement against the Property or Collateral covered by the Interim Mortgage or any other collateral which may from time to time be given to Grantee, or held by Grantor in trust on behalf of Grantee; as security for the performance of the Grantor's obligations hereunder or under the provisions of this Note and the Interim Mortgage or any other instrument executed in connection therewith, or to limit or impair the rights and remedies of Grantee thereunder or under any of the provisions thereof; and provided further, that the Grantor shall remain liable to account for the use of the Property Proceeds received by Grantor and not applied on a current basis as received by Grantor in accordance with the provisions of this Note and the Interim Mortgage.


                                  * * * * * *

                                                                    Exhibit M to
                                                            Asset Sale Agreement

         IN WITNESS WHEREOF, Grantor has caused this Note to be executed by _________ ________________, its _______________________, and its corporate seal to be affixed hereto, and does hereby deliver this instrument as its act and deed effective on the date first above written.

                                       CITY NATIONAL BANK, a national banking
                                       association



                                       By:   _________________________________

                                       Its:  _________________________________

                                                                    Exhibit N to
                                                            Asset Sale Agreement

                                   Form of

                                  GRANT DEED

                       [Exhibit omitted from original]